EXECUTION

MASTER REPURCHASE AGREEMENT

among

ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent and a buyer (the “Administrative Agent” and a “Buyer”), ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P. (“Investments 3” and a “Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 2,
L.P. (“Funding 2” and a “Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 1, L.P. (“Funding 1” and a “Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 3, L.P.
(“Funding 3” and a “Buyer”)AWLC HOLDINGS 2, L.P. (“AWLC” and a “Buyer”) and other Buyers identified from time to time,

FBRED REIT AWH SELLER, LLC (“Seller 1”), as a Seller, FBRED REIT AWH
MEZZANINE LOAN SELLER, LLC, as a Seller (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”),

FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC, as mezzanine loan subsidiary (“Mezzanine Loan Subsidiary”) and

FBRED REIT REAL ESTATE DEBT OPCO, LLC, as guarantor (“Guarantor”)

Dated December 17, 2025

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TABLE OF CONTENTS
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The table of contents is empty. Heading styles must be applied in the document and be selected in the table of contents properties panel.

SCHEDULES
Schedule 1(a) –Representations and Warranties with Respect to Purchased Assets Consisting of Commercial Mortgage Loans
Schedule 1(b) –Representations and Warranties with Respect to Purchased Assets Consisting of Contributed Mezzanine Loans
Schedule 1(c) –Representations and Warranties with Respect to Purchased Assets Consisting of Mezzanine Loan Subsidiary Interests
Schedule 2 – Authorized Representatives EXHIBITS
Exhibit A – Form of Transaction Request and Confirmation Annex 1 – Purchased Asset Schedule
Annex 2 – Form of Purchase Closing Statement Annex 3 – Summary Diligence Materials
Exhibit B – Form of Closing Data Tape Exhibit C – Form of Power of Attorney Exhibit D – Reserved
Exhibit E –    Form of Distribution Worksheet
Exhibit F –    Form of U.S. Tax Compliance Certificate Exhibit G – Form of Notice to Mortgagor
Exhibit H – Form of Request for Repurchase and Confirmation
Exhibit I –    Form of Escrow Instruction Letter for Table Funded Assets

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This is a MASTER REPURCHASE AGREEMENT, dated as of December 17, 2025, by and among ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent on behalf of Buyers (in such capacity, “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3, L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”), AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”), FBRED REIT AWH SELLER, LLC, AS A SELLER (“SELLER 1”), FBRED REIT AWH MEZZANINE LOAN SELLER, LLC,
as a Seller (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine
Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”) and FBRED REIT REAL ESTATE DEBT OPCO, LLC, as Guarantor (“Guarantor”).

1.Applicability
From time to time the parties hereto may enter into transactions (each a “Transaction”) in which the Sellers agree to (i) transfer to Administrative Agent, on behalf of Buyers, Purchased Assets (as hereinafter defined) against the transfer of funds by Administrative Agent, with a simultaneous agreement by Administrative Agent on behalf of Buyers to transfer to the Seller such Purchased Assets at a date certain or on demand, against the transfer of funds by the Sellers and/or (ii) transfer Contributed Mezzanine Loans (as hereinafter defined) to Mezzanine Loan Subsidiary against the transfer of funds by Administrative Agent on behalf of Buyers to a Seller or a Seller’s designee as an increase to the Purchase Price of Mezzanine Loan Subsidiary Interests in Mezzanine Loan Subsidiary, with a simultaneous agreement by Administrative Agent on behalf of Buyers to allow Mezzanine Loan Subsidiary to release such Contributed Mezzanine Loan back to such Seller at a date certain or on demand against the transfer of funds by a Seller or Mezzanine Loan Subsidiary to Administrative Agent as partial repayment of the Purchase Price of Mezzanine Loan Subsidiary Interests. Each Transaction, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any Transaction Request and Confirmation or in any annexes identified herein, as applicable hereunder. For the avoidance of doubt, and for administrative and tracking purposes, the purchase and sale of each Purchased Asset (and each increase or decrease in the Purchase Price of any Mezzanine Loan Subsidiary Interests in connection with the acquisition by Mezzanine Loan Subsidiary of a Contributed Mezzanine Loan or the release by Mezzanine Loan Subsidiary of a Contributed Mezzanine Loan) shall be deemed a separate Transaction.
In connection with the initial Transaction involving any Contributed Mezzanine Loan on the initial Purchase Date, Administrative Agent on behalf of Buyers shall purchase the Mezzanine Loan Subsidiary Interests. On and after the initial Purchase Date, the Sellers may request and Administrative Agent on behalf of Buyers may fund, subject to the terms and conditions of this Agreement, a Purchase Price Increase (as hereinafter defined) of the Mezzanine Loan Subsidiary Interests in connection with the acquisition of Contributed Mezzanine Loans by Mezzanine Loan Subsidiary.

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For administrative convenience, certain provisions governing the transfer of Contributed Mezzanine Loans to the Mezzanine Loan Subsidiary may be styled as separate

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Transactions, however, notwithstanding anything else herein to the contrary, (A) the repurchase transactions contemplated by this Agreement are solely with respect to the Purchased Assets (including, for the avoidance of doubt, the Mezzanine Loan Subsidiary Interests), and (B) any provisions herein relating to Contributed Mezzanine Loans shall be construed as addressing the mechanics by which such loans are contributed to, or released from, the Mezzanine Loan Subsidiary in connection with the underlying Purchased Asset transactions, including as an adjustment to the Purchase Price, margin, or credit support for such transactions, and not as separate repurchase transactions for or with respect to the Contributed Mezzanine Loans themselves.
After the initial Purchase Date, as part of separate Transactions, Sellers may request, and Buyers may fund in their sole and absolute discretion, subject to the terms and conditions of this Agreement, an increase to the Purchase Price for a Purchased Asset based on an increase in Asset Value resulting from the satisfaction, in whole, or in part, of a Future Funding Obligation, which has been advanced by the Sellers to the related Mortgagor.
In order to further secure the Obligations hereunder, the Seller Interests shall be pledged by the Pledgor to the Administrative Agent on behalf of Buyers pursuant to the Pledge Agreement.
2.Definitions
Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:
“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
“A-Note” means the original promissory note, if any, that was executed and delivered in connection with the senior or pari passu senior position of a Commercial Mortgage Loan.
“Accepted Servicing Practices” means, with respect to any Purchased Asset or Contributed Mezzanine Loan, those servicing practices of prudent institutions which service assets of the same type as such Purchased Asset or Contributed Mezzanine Loan, as applicable, in the jurisdiction where the related Mortgaged Property is located in accordance with applicable law.
“Act of Insolvency” means, with respect to any Person, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or (ii) suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief and such petition or proceeding shall not have been dismissed for a period of thirty (30) days; (iii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such Person or any substantial part of the property of either; (iv) the appointment of a receiver, conservator, or manager for such Person by any governmental agency or authority having the jurisdiction to do so; (v) the making or offering by

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such Person of a composition with its creditors or a general assignment for the benefit of creditors or (vi) the

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admission by such Person of its inability to pay its debts or discharge its obligations as they become due or mature.
“Additional Buyers” has the meaning set forth in Section 36 hereof. “Administration Agreement” means that certain Repo Administration and
Allocation Agreement, dated as of the date hereof, by and among Administrative Agent and certain Buyers identified therein and acknowledged and agreed to by the Seller Parties and Guarantor, as amended, restated, supplemented or otherwise modified from time to time.
“Administrative Agent” means Atlas Securitized Products, L.P. or any successor thereto under the Administration Agreement.
“Affiliate” means, with respect to (i) any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code, (ii) Administrative Agent and Buyers, Atlas Securitized Products, L.P., WHCO Intermediate Holdings L.P., their respective Subsidiaries and any CP Conduit and (iii) any Seller Party or Guarantor, such Seller Party’s or Guarantor’s Subsidiaries, each other Seller Party and/or any of their respective Subsidiaries and the general partner of Guarantor, as applicable.
“Agreement” means this Master Repurchase Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
“ALTA” means the American Land Title Association or any successor in interest thereto.
“Annual Debt Service” means, for any Purchased Asset, twelve (12) times the then current monthly payment with respect to the related Purchased Asset calculated at the rate set forth in the related Mortgage Note or other Purchased Asset Documents; provided, that with respect to a Purchased Asset that is a partial interest-only Commercial Mortgage Loan, the Annual Debt Service will be calculated as equal to twelve (12) times the first monthly payment after the end of the interest only period with respect to the applicable Purchased Asset.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Sellers Parties and Guarantor or any of their respective Subsidiaries from time to time concerning or relating to bribery or corruption.
“Appraised Value” means, with respect to any Mortgaged Property, the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of such Mortgaged Property.
“Approved Bailee” has the meaning set forth in the Custodial Agreement.
“Asset Due Diligence Cap” has the meaning assigned to such term in the Pricing
Side Letter.

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“Asset File” means, the documents specified on an exhibit to the Custodial Agreement, together with any additional documents and information required to be delivered to Administrative Agent or its designee (including the Custodian) pursuant to this Agreement.
“Asset Value” has the meaning specified in the Pricing Side Letter. “Assignment and Acceptance” has the meaning set forth in Section 22 hereof.
“Assignment of Leases” means, with respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Mortgaged Property is located to reflect the assignment of leases.
“Assignment of Mortgage” means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the assignee.
“ASTM” has the meaning specified in paragraph (aa) of Schedule 1(a).
“B-Note” means the original promissory note, if any, that was executed and delivered in connection with the junior position of a Commercial Mortgage Loan.
“Bailee Agreement” has the meaning set forth in the Custodial Agreement. “Balloon Payment” means, for any Purchased Asset for which the final principal payment is substantially greater than periodic scheduled principal payments due thereunder, the payment due on its maturity date.
“Bank” means PNC Bank, National Association.
“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership in the form of Exhibit J hereto intended to comply with the identification requirement of Section (b)(1) of the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230 under Title 31 of the United States Code of Federal Regulations.
“Breakage Costs” has the meaning specified in Section 4(e) hereof.
“Business Day” means any day other than (i) a Saturday or Sunday; (ii) a public or bank holiday in New York City or (iii) any day on which the New York Stock Exchange is closed.
“Buyer” means Administrative Agent, in its capacity as a buyer, Investments 3, Funding 2, Funding 1, Funding 3, AWLC and each buyer identified by the Administrative Agent

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from time to time pursuant to the Administration Agreement and their successors in interest and assigns pursuant to Section 22 hereof.
“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.
“Cash Equivalents” means (a) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of ninety (90) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least “A” by S&P or “A” by Moody’s, or (e) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition.
“Change in Control” means any of the following events shall have occurred:
(A)any transaction or event as a result of which Guarantor ceases to own, directly or indirectly 100% of the limited liability company interests of a Seller;
(B)the sale, transfer, or other disposition of all or substantially all of a Seller’s, Pledgor’s or Guarantor’s assets (excluding any such action taken in connection with any securitization or whole loan sale transaction);
(C)any transaction or event as a result of which a “person” or “group” (within the meaning of Section 13(d) or 14(d) of the 1934 Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a percentage of the total voting power of all classes of capital stock of the Guarantor entitled to vote generally in the election of directors of 20% or more;
Benefit Street Partners L.L.C. or one of its Affiliates (approved by Administrative Agent in its good faith discretion within a reasonable period of time) ceases to (i) Control Guarantor or (ii) be the investment manager of Guarantor;

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(D)any transaction or event as a result of which Mezzanine Loan Seller ceases to directly own, beneficially or of record, 100% of the limited liability company interests of Mezzanine Loan Subsidiary; or
(E)a Division/Series Transaction has occurred with respect to any Seller Party, Guarantor, or any of their respective Subsidiaries.
“Closed Asset” means (i) an asset as to which (a) the related Mortgage Note and any applicable security instrument have been delivered to a Seller and (b) funds have been disbursed to the Mortgagor, in each case, prior to the related Purchase Date, and (ii) with respect to any Mezzanine Loan, that (a) the related Mezzanine Note and any applicable security instrument have been delivered to a Seller or Mezzanine Loan Subsidiary and (b) funds have been disbursed to the applicable Mezzanine Borrower, in each case, prior to the related Purchase Date.
“Closing Data Tape” means, with respect to any Transaction as of any Purchase Date, a computer tape or other electronic medium generated by a Seller or any Affiliate and delivered to Administrative Agent and Custodian, which provides, with respect to each Purchased Asset that is the subject of such Transaction (or, in the case of any Transaction that includes a request for a Purchase Price Increase for any Mezzanine Loan Subsidiary Interest, with respect to the related Contributed Mezzanine Loan), each of the data fields set forth on Exhibit B attached hereto and the information responsive to each such field, as well as any and all new, modified or updated information with respect to such Purchased Asset or Contributed Mezzanine Loan that has been provided to Administrative Agent prior to the applicable Purchase Date and as to which the Purchase Price (or Purchase Price Increase, as the case may be) or any other information set forth in the Transaction Request and Confirmation for such Transaction has been based, in each case in a format that has previously been approved by Administrative Agent and is otherwise acceptable to Administrative Agent.
“CLTA” means California Land Title Association, or any successor thereto. “Code” means the Internal Revenue Code of 1986, as amended.
“Commercial Mortgage Loan” means a floating rate first lien Mortgage Loan secured by a first mortgage lien on an office building, a retail property, a self-storage property, a manufactured housing community, a Hotel, a Multi-Family property, an industrial property or other types of Mortgaged Property approved by Administrative Agent in its sole discretion.
“Complete Submission” means with respect to any Transaction, the Summary Diligence Materials together with a Preliminary Data Tape.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Contributed Mezzanine Loans” means the individual or collective reference to the Mezzanine Loans, legal title of which is held by Mezzanine Loan Subsidiary, which are subject to a Transaction hereunder

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and/or listed on the related Purchased Asset Schedule, which such Asset Files the Custodian has been instructed to hold pursuant to the Custodial Agreement.

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“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “controlling” and “controlled” shall have meanings correlative thereto.
“Control Account Agreement” means that certain Deposit Account Control Agreement, dated as of the date hereof, among Administrative Agent, Sellers and PNC Bank, as Bank, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“CP Conduit” means any Buyer that is an asset-backed commercial paper conduit. “Custodial Agreement” means the custodial agreement dated as of the date hereof, among the Seller Parties, Administrative Agent, Buyers and Custodian as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Custodial Asset Transmission” has the meaning assigned to such term in the Custodial Agreement.
“Custodian” means Computershare Trust Company, N.A., or such other party specified by Administrative Agent and agreed to by the Seller Parties, which approval shall not be unreasonably withheld.
“Debt Service Coverage Ratio” or “DSCR” means, with respect to any Purchased Asset, as of any date of determination, the Underwritten Net Cash Flow annualized for the related Mortgaged Property divided by the Annual Debt Service of such Purchased Asset.
“Debt Yield” means on any date of determination with respect to a Purchased Asset, the percentage equivalent of the quotient obtained by dividing (a) the Underwritten Net Cash Flow annualized from the related Mortgaged Property (or Mortgaged Properties) securing such Purchased Asset, by (b) the then current outstanding principal balance of such Purchased Asset.
“Debtor Relief Law” shall mean any law, administration, or regulation relating to reorganization, winding up, administration, composition or adjustment of debts or otherwise relating to bankruptcy or insolvency.
“Default” means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.
“Deposit Account” means the accounts established by each Seller for the benefit of Administrative Agent, into which all collections and proceeds on or in respect of Purchased Assets and Contributed Mezzanine Loans shall be deposited by the applicable Servicer and the applicable Seller, and which is subject to a Control Account Agreement.
“Distribution Worksheet” means a worksheet setting forth the amounts and recipients of remittances to be made on the next succeeding Price Differential Payment Date, substantially in the form of Exhibit E.

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“Division/Series Transaction” means, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two (2) or more Persons (whether or not the original Person or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation Section 18-217 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.
“Dollars” and “$” means dollars in lawful currency of the United States of America. “E-Sign” means the Electronic Signatures in Global and National Commerce Act,
15 U.S.C. § 7001 et seq.
“Effective Advance Rate” means, (a) with respect to each Purchased Asset, the quotient of the outstanding Purchase Price divided by the outstanding principal balance of the related Commercial Mortgage Loan or (b) with respect to any Contributed Mezzanine Loan, the quotient of the outstanding Purchase Price Increase funded by Administrative Agent in connection with Mezzanine Loan Subsidiary’s acquisition of such Contributed Mezzanine Loan divided by the outstanding principal balance of such Contributed Mezzanine Loan.
“Effective Date” means the date hereof. “Eligible Asset” means:
(i)any Commercial Mortgage Loan or Pari Passu Loan Interest that is a Closed Asset (other than with respect to a Table Funded Asset as approved by Administrative Agent in its sole discretion) and conforms with the applicable representations and warranties on Schedule 1(a), except as otherwise agreed to or specified by a Seller and Administrative Agent in the related Confirmation, is acceptable to Administrative Agent in its sole discretion and satisfies the following conditions precedent:
(a)such Commercial Mortgage Loan (or, in the case of a Pari Passu Loan Interest, the whole Commercial Mortgage Loan to which such Pari Passu Loan Interest relates) has an original or current Loan-to-Value Ratio of less than 75%, unless otherwise approved in writing by Administrative Agent;
(b)such Commercial Mortgage Loan (or, in the case of a Pari Passu Loan Interest, the whole Commercial Mortgage Loan to which such Pari Passu Loan Interest relates) has an original or current Debt Service Coverage Ratio of greater than 1.20 to 1.00 (based on a thirty (30) year amortization schedule), unless otherwise approved in writing by Administrative Agent;
such Commercial Mortgage Loan (or, in the case of a Pari Passu Loan Interest, the whole Commercial Mortgage Loan to which such Pari Passu Loan Interest relates) has a Debt Yield

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of greater than, in each case, (A) 8.0% if it has a Mortgaged Property type other than a Hotel and Multi-Family; (B) 8.5% if it has a Mortgaged Property type of a Hotel and (C) 7.5% if it has a Mortgaged Property type of a Multi-Family, in each case, unless otherwise approved in writing by Administrative Agent;

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(c)if a Commercial Mortgage Loan is in an A/B structure (where the A-Note is senior to the B-Note), the A-Note thereof; or
(d)if a Commercial Mortgage Loan is in an A/B structure (where the A-Note is senior to the B-Note), the B-Note (provided that the A-Note with respect thereto is a Purchased Asset).
(ii)any Contributed Mezzanine Loan (solely to the extent the related senior Commercial Mortgage Loan is also subject to a Transaction) that is a Closed Asset (unless such Contributed Mezzanine Loan is a Table-Funded Asset that has been approved by Administrative Agent in its sole discretion) and conforms in all material respects with the applicable representations and warranties on Schedule 1(b) hereto; and
(iii)the Mezzanine Loan Subsidiary Interests acquired by Administrative Agent on the related Purchase Date that conform in all material respects with the representations and warranties on Schedule 1(c) hereto, in each case, which is acceptable to Administrative Agent in its sole discretion.
“Eligible Securitization Transaction” has the meaning specified in the Pricing Side

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Letter.

“Embargoed Person” has the meaning specified in paragraph (rrr) of Schedule 1(a). “Environmental Condition” means recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor).
“Environmental Law” means any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety, or hazardous substances, materials or other pollutants, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”); 42 U.S.C. 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; and any state and local or foreign analogues, counterparts or equivalents, in each case as amended from time to time.
“Environmental Site Assessment” has the meaning specified in paragraph (aa) of
Schedule 1(a).
“ERISA” means the Employee Retirement Income Security Act of 1974, as
amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

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“ERISA Affiliate” means any corporation or trade or business that, together with the Seller Parties or Guarantor, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“Escrow Instruction Letter” means, with respect to a Table-Funded Asset, an instruction letter delivered to applicable title insurance company substantially in the form of Exhibit I hereto or as otherwise approved by Administrative Agent in its sole discretion.
“Event of Default” has the meaning specified in Section 15 hereof.
“Event of Termination” means with respect to the Seller Parties or Guarantor
(i) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, or (ii) the withdrawal of the Seller Parties, Guarantor or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by the Seller Parties, Guarantor or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Seller Parties, Guarantor or any ERISA Affiliate thereof to terminate any plan, or (v) the failure to meet the requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by the Seller Parties, Guarantor or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for the Seller Parties, Guarantor or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Section 430(k) of the Code with respect to any Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Buyer or required to be withheld or deducted from a payment to a Buyer, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Buyer being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Buyer pursuant to a law in effect on the date on which (i) such Buyer becomes a party to this Agreement or (ii) such Buyer changes the office from which it books the Transactions, except in each case to the extent that, pursuant to Section 11(e), amounts with respect to such Taxes were payable either to such Buyer’s assignor immediately before such Buyer became a party hereto or to such Buyer

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immediately before it changed the office from which it books the Transactions, (c) Taxes attributable to such Buyer’s failure to comply with Section 11(e)(vii) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Exit Fee” has the meaning assigned to such term in the Pricing Side Letter. “Extension Fee” has the meaning assigned to such term in the Pricing Side Letter. “Fannie Mae” means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association or any successor thereto.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code and any law or agreement implementing an intergovernmental approach thereto.
“FDIA” has the meaning specified in Section 26(c) hereof. “FDICIA” has the meaning specified in Section 26(d) hereof.
“Fidelity Insurance” means insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud.
“Fitch” means Fitch Ratings, Inc., or any successor thereto.
“Floating Rate Loan” means a Commercial Mortgage Loan that has an adjustable or floating interest rate and is approved by Administrative Agent in its sole discretion.
“Foreign Buyer” means (a) if a Seller Party is a U.S. Person, a Buyer that is not a
U.S. Person, and (b) if a Seller Party is not a U.S. Person, a Buyer that is resident or organized under the laws of a jurisdiction other than that in which such Seller Party is resident for tax purposes.
“Freddie Mac” means the Federal Home Loan Mortgage Corporation or any successor thereto.
“Funding Fee” has the meaning assigned to such term in the Pricing Side Letter.
“Future Funding Obligation” means, with respect to a Purchased Asset any amount to be advanced by the holder after the first (1st) disbursement under such Purchased Asset and which as of the date of determination has not yet been advanced. For the avoidance of doubt, (i) any earnouts or upfront reserves under or established prior to the first (1st) disbursement under such Purchased Asset that are

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included in the unpaid principal balance shall not constitute Future Funding Obligations and will be funded as part of the initial Purchase Price and (ii) amounts in

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respect of earnouts shall not be considered part of the unpaid principal balance nor shall any earnouts be considered a Future Funding Obligation and as a result will not be advanced against.
“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over the Seller Parties, Guarantor, Administrative Agent or any Buyer, as applicable.
“Ground Lease” means a lease for all or any portion of the real property comprising the Mortgaged Property, the lessee’s interest in which is held by the Mortgagor of the related Mortgage Loan.
“Ground Lessee” means the ground lessee under a Ground Lease.
“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Administrative Agent. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.
“Guarantor” means FBRED REIT Real Estate Debt Opco, LLC, in its capacity as guarantor under the Guaranty.
“Guaranty” means the guaranty of the Guarantor dated as of the date hereof in favor of Administrative Agent for the benefit of Buyers as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Hotel” means a real estate development owned by the Mortgagor or for which the Mortgagor is a Ground Lessee, which constitutes a hotel or motel, including all land, amenities and improvements, with individual rooms principally for short-term rental to tenants occupying same.
“Income” means with respect to any Purchased Asset (or, in the case of a Purchased Asset that is a Mezzanine Loan Subsidiary Interest, any Contributed Mezzanine Loan held by Mezzanine Loan Subsidiary) at any time until repurchased by a Seller (or such Contributed Mezzanine Loan is released in

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accordance with Section 4 of this Agreement), any principal payments received thereon or in respect thereof and all interest, dividends or other distributions

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thereon (less any portions thereof that are required to be deposited into and held in escrow or reserve under the terms of the relevant Purchased Asset Documents or Mezzanine Loan Documents, as applicable).
“Indebtedness” means, for any Person, and in each case without duplication, (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person;
(e) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (f) Indebtedness of others Guaranteed by such Person; (g) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (h) Indebtedness of general partnerships of which such Person is primarily, secondarily or contingently liable (other than by endorsement of instruments in the course of collection), whether by reason of any agreement to acquire such indebtedness to supply or advance sums or otherwise;
(i) Capital Lease Obligations of such Person; (j) all net liabilities or obligations under any interest rate, interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement of such Person; and (k) all obligations of such Person as a lessee under financing leases required in accordance with GAAP to be capitalized on the balance sheet of such lessee. Notwithstanding the foregoing, non-recourse Indebtedness owing pursuant to required consolidation as a result of the ownership of subordinate tranches in a commercial mortgage-backed securities issuance, shall not be considered Indebtedness for any Person.
“Indemnified Party” has the meaning specified in Section 30(a) hereof. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Sellers or Guarantor hereunder or under any Program Agreement and (b) to the extent not otherwise described in clause
(a) of this definition, Other Taxes.
“Independent Manager” means the independent manager appointed in accordance with the Seller Agreement.
“Insurance Rating Requirements” means, with respect to an insurer meeting the requirements of the related Mortgage, a claims-paying or financial strength rating of at least “A-
:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s or “A-” from S&P.

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“Interest Rate Protection Agreement” means, with respect to any or all of the Purchased Assets, any short sale of a U.S. Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap,

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cap or collar agreement, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Seller and an Interest Rate Protection Agreement Counterparty, which agreement is acceptable to Administrative Agent in its sole discretion.
“Interest Rate Protection Agreement Counterparty” means:
(a)Administrative Agent or its Affiliates;
(b)a person which has entered into an Interest Rate Protection Agreement with the Sellers for the purpose of hedging interest rate liabilities and/or currency exchange rates in relation to the Purchased Assets, and which at the time it enters into such Interest Rate Protection Agreement rated at least A-1 by S&P and Aa3 by Moody’s; or
(c)a derivatives clearing organization (as such term is defined in Section 1(a)(15) of the Commodity Exchange Act) registered with the Commodity Futures Trading Commission, if the Interest Rate Protection Agreement is a cleared swap (as such term is defined in Section 1(a)(7) of the Commodity Exchange Act) entered into for the purpose of hedging interest rate liabilities and/or currency exchange rates in relation to the Purchased Assets.
For the avoidance of doubt, the counterparty on any Interest Rate Protection Agreement submitted to a derivatives clearing organization for clearing but not accepted by such derivatives clearing organization shall be an Interest Rate Protection Agreement Counterparty only if it meets the qualifications in clause (b).
“Interest Rate Protection Agreement Transaction” means any forward contract, futures contract, swap, option or other financial agreement or arrangement, including, without limitation, caps, floors, collars and similar agreements, relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices; provided that, other than as approved by Administrative Agent, the Sellers and Interest Rate Protection Agreement Counterparty have entered into an intercreditor agreement in respect of the relevant Interest Rate Protection Agreement Transaction and the Interest Rate Protection Agreement Counterparty has agreed to waive any right of set-off or netting arrangements whether arising by contract, general terms and conditions or law that it may have against the Sellers.
“Lien” means any mortgage, lien, pledge, charge, security interest or similar encumbrance.
“Loan-to-Value Ratio” or “LTV” means with respect to any Eligible Asset, the ratio of the current outstanding principal amount of the Eligible Asset to the Appraised Value.
“MAE Trigger” has the meaning assigned to such term in the Pricing Side Letter. “Margin Call” has the meaning specified in Section 6(b) hereof.

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“Margin Deadline” has the meaning specified in Section 6(c) hereof. “Margin Deficit” has the meaning specified in Section 6(b) hereof.

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“Market Value” has the meaning assigned to such term in the Pricing Side Letter.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Seller Parties and Guarantor, taken as a whole; (b) a material impairment of the ability of the Seller Parties or Guarantor to perform under any Program Agreement; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against the Seller Parties or Guarantor, in each case as determined by Administrative Agent in good faith.
“Maximum Aggregate Purchase Price” has the meaning assigned to such term in the Pricing Side Letter.
“Mezzanine Borrower” has the meaning set forth in paragraph (k) of Schedule 1(b)
hereto.
“Mezzanine Loan” means a loan to an entity or entities which own an interest, in a special purpose entity that directly owns commercial real property, and which loan is secured by a pledge of the equity interests in the owner of such commercial real property.
“Mezzanine Loan Documents” has the meaning set forth in paragraph (i) of Schedule 1(b) hereto.
“Mezzanine Loan Subsidiary Agreement” means that certain Limited Liability Company Agreement of Mezzanine Loan Subsidiary, dated effective as of December 17, 2025, by Mezzanine Loan Seller as the sole member of Mezzanine Loan Subsidiary.
“Mezzanine Loan Subsidiary Interests” means any and all of Mezzanine Loan Seller’s interests, including shares of limited liability company interest, in Mezzanine Loan Subsidiary and all its rights to participate in the operation and management of Mezzanine Loan Subsidiary and all its rights to properties, assets, limited liability company interests and distributions under the Mezzanine Loan Subsidiary Agreement in respect of such shares limited liability company interest. “Mezzanine Loan Subsidiary Interests” shall also include (i) all accounts receivable arising out of the Mezzanine Loan Subsidiary Agreement; (ii) all general intangibles arising out of the Mezzanine Loan Subsidiary Agreement; and (iii) to the extent not otherwise included, all proceeds of any and all the foregoing (including within proceeds, whether or not otherwise included therein, any and all contractual rights of a Seller under any revenue sharing or similar agreement to receive all or any portion of the revenues or profits of Mezzanine Loan Subsidiary).
“Mezzanine Loan Subsidiary Repurchase Assets” has the meaning assigned thereto in Section 8(a)(ii) hereof.
“Mezzanine Note” means each original executed promissory note or other tangible evidence of the Indebtedness under a Mezzanine Loan.

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“MFN Covenant” has the meaning specified in Section 14(z) hereof.

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“Moody’s” means Moody’s Investors Service, Inc., or any successors thereto. “Morningstar” means Morningstar, Inc., or any successors thereto.
“Mortgage” means, with respect to each Mortgage Loan, each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto.
“Mortgage Loan” means a commercial loan evidenced by a Mortgage Note and secured by a Mortgage.
“Mortgage Note” means the promissory note or other evidence of the Indebtedness of a Mortgagor secured by a Mortgage, including an A-Note or a B-Note.
“Mortgaged Property” means (i) in the case of a Mortgage Loan, the real property owned by a Seller securing repayment of the Indebtedness evidenced by a Mortgage Note, or (ii) in the case of a Mezzanine Loan, the real property owned by the Person the equity interests of which is pledged as collateral securing repayment of the Indebtedness evidenced by a Mezzanine Note.
“Mortgagor” means the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.
“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by a Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.
“Multi-Family” means a five (5) or more family residential property, including all land, amenities and improvements, with individual units principally for lease to residential tenants occupying the same. For the avoidance of doubt, student housing and senior living facilities shall be considered multi-family commercial real estate.
“Net Income” means, with respect to any Person for any period, the consolidated net income for such period of such Person as reported in such Person’s financial statements prepared in accordance with GAAP.
“Non-Performing Asset” means (i) any Eligible Asset for which any payment of principal or interest is (or has been in the preceding twelve (12) months) more than twenty-nine
(29) days past due or the actual net cash flow from the underlying property is insufficient to pay debt service, (ii) any Eligible Asset with respect to which the related obligor is in bankruptcy or
(iii) any Eligible Asset with respect to which the related Mortgaged Property is in foreclosure. “Notice Date” has the meaning specified in Section 3(c) hereof.

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“Notice to Mortgagor” means a notice, substantially in the form of Exhibit G hereto, which Administrative Agent may instruct the Custodian to send to each borrower of a

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Purchased Asset or Contributed Mezzanine Loan subject to a Transaction after the occurrence and continuance of an Event of Default.
“Obligations” means (a) all of Seller Parties’ obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations and liabilities, to Administrative Agent and Buyers or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Administrative Agent, Buyers or Administrative Agent on behalf of Buyers in order to preserve any Purchased Asset, Contributed Mezzanine Loan or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of the Seller Parties’ indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Asset, Contributed Mezzanine Loan, or of any exercise by Administrative Agent or Buyers of their rights under the Program Agreements, including, without limitation, attorneys’ fees and disbursements and court costs; and (d) all of the Seller Parties’ indemnity obligations to Administrative Agent, Buyers and Custodian pursuant to the Program Agreements.
“OFAC” means the United States Treasury Department’s Office of Foreign Assets
Control.
“Officer’s Compliance Certificate” has the meaning assigned to such term in the
Pricing Side Letter.
“Other Connection Taxes” means, with respect to Administrative Agent or any Buyer, Taxes imposed as a result of a present or former connection between Administrative Agent or such Buyer and the jurisdiction imposing such Tax (other than connections arising from Administrative Agent or such Buyer having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Program Agreement, or sold or assigned an interest in any Transaction or Program Agreement).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Program Agreement or the acquisition and ownership of the Purchased Assets or Contributed Mezzanine Loans, in each case other than Taxes described in clause (a)(ii) of the definition of Excluded Taxes that are imposed with respect to an assignment, transfer or sale of participation or other interest in or with respect to the Program Agreements.
“Pari Passu Loan Interest” shall mean a partial or sub-divided interest in a whole Commercial Mortgage Loan that has been sub-divided or tranched into multiple notes or tranches that each rank pari passu with each other; provided that a Pari Passu Loan Interest shall be vested with control rights with respect to decisions involving the related whole Commercial Mortgage Loan.

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“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permitted Amount” has the meaning assigned to such term in the Pricing Side
Letter.
“Permitted Investments” means any one or more of the following obligations or securities having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:
(a)direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof; provided that such obligations are backed by the full faith and credit of the United States of America;
(b)direct obligations of, or guaranteed as to timely payment of principal and interest by, Freddie Mac, Fannie Mae or the Federal Farm Credit System, provided that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by any Rating Agency as an investment of funds backing securities rated at least “AA” (or such comparable rating);
(c)demand and time deposits in or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have one of the two highest rating available for such securities by any Rating Agency;
(d)general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt rating available for such securities by any Rating Agency; and
(e)commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance hereof) that is rated by any Rating Agency in its highest short-term unsecured rating category at the time of such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by any such Rating Agency in one of its two highest short-term unsecured rating category and its highest long-term unsecured rating category.
provided, however, that no instrument shall be a Permitted Investment if it represents, (1) the right to receive only interest payments with respect to the underlying debt instrument, (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such

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underlying obligations, (3) an obligation that has a remaining maturity of greater than three hundred sixty-five
(365) days from the date of acquisition thereof. If an obligation is rated by S&P, then such obligation must be limited to those instruments that have a predetermined fixed dollar of principal

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due at maturity that cannot vary or change or, if rated, the obligation should not have an “r” highlighter affixed to its rating, and interest thereon may either be fixed or variable and should be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index.
“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Plan” means an employee benefit or other plan established or maintained by any Seller Party, Guarantor or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.
“Pledge Agreement” means that certain Pledge Agreement made by Pledgor, dated as of the date hereof, in favor of the Administrative Agent for the benefit of Buyers as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Pledged Assets” has the meaning assigned to such term in the Pledge Agreement. “Pledgor” means FBRED REIT Finance, LLC in its capacity as pledgor under the
Pledge Agreement.
“PML” has the meaning specified in paragraph (v) of Schedule 1(a).
“Post Default Rate” has the meaning assigned to such term in the Pricing Side
Letter.
“Power of Attorney” means a Power of Attorney substantially in the form of Exhibit
C hereto.
“Preliminary Data Tape” means a preliminary version of the Closing Data Tape, which shall be attached to the Summary Diligence Materials as part of the Complete Submission.
“Price Differential” means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) the Pricing Rate for such Transaction and
(B) the Purchase Price (or Purchase Price Increase, as appliable) for such Transaction, calculated daily on the basis of a three hundred sixty (360) day year for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date or the Release Date, as applicable. For the avoidance of doubt, Price Differential accrues from the Price Differential Payment Date (or, with respect to the first Price Differential Payment Date for each Transaction, from and including the related Purchase Date) through but excluding the next Price Differential Payment Date.
“Price Differential Payment Date” means the fifteenth (15th) day of the month following the Purchase Date and each succeeding fifteenth (15th) day of each month thereafter; provided that the final Price Differential Payment Date shall be the related Repurchase Date or the Release Date, as applicable; and provided, further, that if any Price Differential Payment Date

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would fall on a day which is not a Business Day, such Price Differential Payment Date shall be the next succeeding Business Day.
“Pricing Period” means, with respect to each Price Differential Payment Date, the period from and including the immediately preceding Price Differential Payment Date (or, with respect to the first Pricing Period for the Transaction, from and including the Purchase Date) to but excluding such Price Differential Payment Date, unless otherwise agreed to by Administrative Agent and the Seller Parties in writing.
“Pricing Rate” has the meaning assigned to such term in the Pricing Side Letter. “Pricing Side Letter” means, the letter agreement dated as of the date hereof, among
Administrative Agent, Buyers, the Seller Parties and Guarantor, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Principal Prepayment” means, for any Purchased Asset or Contributed Mezzanine Loan, (i) any amount applied to reduce the principal or other invested amount of such Purchased Asset or Contributed Mezzanine Loan, other than a scheduled principal payment, including
(i) principal prepayments from any source and of any nature whatsoever, (ii) net insurance or net condemnation proceeds, to the extent applied to reduce the principal amount or other invested amount of the related Purchased Asset or Contributed Mezzanine Loan, and (iii) any net proceeds from any sale, refinancing, liquidation or other disposition of the underlying real property or interest relating to such Purchased Asset or Contributed Mezzanine Loan to the extent applied to reduce the principal amount or the invested amount of the related Purchased Asset or Contributed Mezzanine Loan.
“Program Agreements” means, collectively, this Agreement, the Pricing Side Letter, each Power of Attorney, each Servicing Agreement, each Servicer Instruction and Acknowledgement Letter, the Custodial Agreement, the Guaranty, the Pledge Agreement, each Control Account Agreement, the Administration Agreement, the Mezzanine Loan Subsidiary Agreement and all executed Transaction Requests and Confirmations, as each may be amended, restated, supplemented or otherwise modified, from time to time.
“Prohibited Assignee” has the meaning assigned to such term in the Pricing Side
Letter.
“Prohibited Person” has the meaning specified in Section 13(a)(24) hereof. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
“Purchase Date” means (i) with respect to any Transaction involving a Commercial Mortgage Loan, the date on which the Purchased Assets that are subject to such Transaction are to be transferred by the

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Sellers to Administrative Agent for the benefit of Buyers; and (ii) in the case of Transaction involving a Contributed Mezzanine Loan, any date on which a Purchase Price Increase is funded by Administrative Agent in connection with the acquisition by Mezzanine Loan Subsidiary of such Contributed Mezzanine Loan.

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“Purchase Price” means:
(a)on the Purchase Date, the price at which each Purchased Asset is transferred by the Seller Parties to Administrative Agent for the benefit of Buyers, which price shall equal the Asset Value of such Purchased Asset on such Purchase Date; and
(b)on any day after the Purchase Date, except where Administrative Agent and the Seller Parties agree otherwise, the amount determined under the immediately preceding clause (a) decreased by the amount of any cash transferred by the Seller Parties to Administrative Agent for the benefit of Buyers pursuant to Section 4(d) hereof or applied to reduce the Sellers’ obligations under clause (ii) of Section 4(c) hereof or under Section 6 hereof or under Section 7(d) hereof or any Purchase Price Increase in respect thereof, in an amount equal to the Release Price for the related Contributed Mezzanine Loan in accordance with the Program Agreements.
“Purchase Price Increase” means, in connection with the acquisition of any Contributed Mezzanine Loan by Mezzanine Loan Subsidiary, an increase in the Purchase Price of the Mezzanine Loan Subsidiary Interests in Mezzanine Loan Subsidiary in an amount equal to the Asset Value of such Contributed Mezzanine Loan as of the Purchase Date for such Contributed Mezzanine Loan.
“Purchase Price Percentage” has the meaning assigned to such term in the Pricing
Side Letter.
“Purchased Asset Documents” means (a) with respect to a Purchased Asset, the documentation governing a Purchased Asset and all ancillary documents related thereto, and (b) with respect to a Contributed Mezzanine Loan, the Mezzanine Loan Documents and all ancillary documents related thereto.
“Purchased Asset Schedule” means with respect to any Transaction as of any date, a schedule substantially in the form of Annex 1 to Exhibit A attached hereto. The Purchased Asset Schedule shall be attached to each Trust Receipt and Custodial Asset Transmission.
“Purchased Assets” means the collective reference to Eligible Assets and Mezzanine Loan Subsidiary Interests (representing a beneficial interest in the Contributed Mezzanine Loans), together with the Repurchase Assets related to such Eligible Assets and Mezzanine Loan Subsidiary Interests, transferred by a Seller Party to Administrative Agent for the benefit of Buyers in a Transaction hereunder, listed on the related Closing Data Tape attached to the related Transaction Request and Confirmation.
“Qualified Appraisal” has the meaning specified in paragraph (t) of Schedule 1. “Rating Agency” means any of S&P, Moody’s, Morningstar or Fitch.
“Records” means all instruments, agreements and other books, records, and reports and data stored in other media for the storage of information maintained by the Seller Parties, Guarantor, Servicer or any other person or entity with respect to a Purchased Asset or Contributed Mezzanine Loan. Records shall

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include the Mortgage Notes, Mezzanine Notes any Mortgages, the Asset Files, the credit files related to the Purchased Asset or Contributed Mezzanine Loan and

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any other instruments necessary to document or service a Purchased Asset or Contributed Mezzanine Loan.
“Reference Rate” means Term SOFR, or a Successor Rate pursuant to Section 5(c) of this Agreement.
“Register” has the meaning specified in Section 22 hereof.
“Release Date” means, with respect to each Contributed Mezzanine Loan, the date on which a Seller shall, or shall be required to, (a) repay the applicable Purchase Price Increase (which was granted hereunder in connection with the acquisition by Mezzanine Loan Subsidiary of such Contributed Mezzanine Loan) in an amount equal to the Release Price applicable to such Contributed Mezzanine Loan and (b) cause Mezzanine Loan Subsidiary and Administrative Agent on behalf of the related Buyer to release such Contributed Mezzanine Loan to a Seller or its designee.
“Release Price” means the price at which a Contributed Mezzanine Loan is to be transferred from Mezzanine Loan Subsidiary upon termination of a Transaction, which will be determined in each case (including a Transaction terminable upon demand) as the sum of (a) the Purchase Price Increase funded by Administrative Agent under this Agreement in connection with the acquisition of such Contributed Mezzanine Loan by Mezzanine Loan Subsidiary, less (b) any decrease of such amount as provided in clause (b)(ii) of the definition of Purchase Price, plus (c) accrued unpaid Price Differential related to such outstanding Purchase Price Increase as of the Release Date.
“REMIC” means a real estate mortgage investment conduit, within the meaning of Section 860D(a) of the Code.
“REMIC Provisions” means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.
“Repledge Transaction” has the meaning set forth in Section 18 hereof. “Repledgee” has the meaning set forth in Section 18 hereof.
“Reporting Date” means the fifteenth (15th) day of each month or, if such day is not a Business Day, the next succeeding Business Day.
“Repurchase Assets” has the meaning specified in Section 8 hereof.
“Repurchase Date” means the earlier of (i) the Termination Date, (ii) the date requested pursuant to Section 4(d), and (iii) the date determined by application of Section 16 hereof.

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“Repurchase Price” means the price at which Purchased Assets (including any beneficial interest in any Contributed Mezzanine Loan) are to be transferred from Administrative Agent for the benefit of Buyers to a Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of (i) the Purchase Price, (ii) the accrued but unpaid Price Differential with respect to such Purchased Asset as of the date of such determination and (iii) the Exit Fee, if any.
“Request for Repurchase and Confirmation” means a request from the Seller Parties to Administrative Agent, in the form attached as Exhibit H hereto, to repurchase Purchased Assets (including any beneficial interest in any Contributed Mezzanine Loans) subject to a Transaction, which shall not be binding upon Administrative Agent unless and until countersigned by Administrative Agent and delivered to the Seller Parties.
“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other Governmental Authority, applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.
“S&P” means Standard & Poor’s Ratings Services, and any successor thereto. “Sanctioned Country” means, at any time, a country, region, or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, Russia, North Korea, Syria and the Crimean, Donetsk and Luhansk regions of Ukraine).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority.
“SEC” means the Securities and Exchange Commission, or any successor thereto. “Seller(s)” means, as applicable, (i) Seller 1, (ii) and/or Mezzanine Loan Seller and,

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in each case, (iii) their permitted successors and assigns, provided, that when the term “Seller” is used in this Agreement in connection with a specific Eligible Asset or Purchased Asset, or the management and conduct of such Seller’s business relative to such Eligible Asset or Purchased Asset by the applicable seller hereunder from which Administrative Agent (for the benefit of Buyers) proposes to acquire or acquires such Eligible Asset or Purchased Asset (as specified in

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the related Transaction Request and Confirmation), or with respect to such applicable Seller’s rights and interests in such Purchased Assets or the performance of its respective obligations hereunder in respect of such Purchased Asset, but subject, in all events, to Section 43 hereof, such term shall refer to Finance Seller or Loan Seller, or their permitted successors and assigns, as the case may be (as specified in the related Transaction Request and Confirmation).
“Seller Agreement” means that certain Limited Liability Company Agreement of each Seller entered into and effective as of December 17, 2025, by FBRED REIT FINANCE, LLC, a Delaware limited liability company.
“Seller Certificate” means the non-negotiable certificate issued and endorsed by an officer or authorized signatory of the related Seller in accordance with the Seller Agreement, which evidences ownership of 100% of the related Seller Interests.
“Seller Interests” means any and all Stock and/or other ownership or profit interests in a Seller and any and all rights, powers and remedies of the holder of a Seller Interest with respect to such “Seller Interest”, including, without limitation, such holder’s rights as holder of such Stock and/or other ownership or profit interests, to manage affairs, to make determinations, to exercise any election or option and/or to give or receive any notice, consent, waiver or approval, together with the full power and authority to demand, receive, enforce, execute, endorse or cash any checks or other payments or other instruments or orders, to file any claims and/or to take any action that may be necessary or advisable in connection with any of the foregoing.
“Seller Party” means, collectively or individually, as the context may require, each Seller, Pledgor or Mezzanine Loan Subsidiary.
“Servicer” means (i) Situs Asset Management LLC, solely with respect to Purchased Assets or Contributed Mezzanine Loans it services under the Servicing Agreement, (ii) NewPoint Real Estate Capital LLC and NewPoint Multifamily Capital Corporation, solely with respect to Purchased Assets or Contributed Mezzanine Loans it services under the Servicing Agreement and (iii) any other servicer approved by Administrative Agent in its sole discretion, which may be a Seller Party.
“Servicer Account” means, with respect to Purchased Assets or Contributed Mezzanine Loans serviced by the Servicer, the “Servicer Account” as defined in the applicable Servicing Agreement.
“Servicer Instruction and Acknowledgement Letter” means (i) the Seller Parties’ notice and acknowledgement letter acknowledged by Servicer, with instructions to Servicer to remit payments to the Deposit Account, as the same may be amended, restated, supplemented or otherwise modified from time to time and (ii) any other notice to a Servicer in form and substance agreed upon by the parties.
“Servicer Remittance Date” has the meaning set forth in the Servicing Agreement. “Servicer Termination Event” means the occurrence of any of the following: (i) any

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event of default (howsoever defined) by the Servicer under the Servicing Agreement after the expiration of any grace or cure periods thereunder, (ii) a breach by Servicer of the Servicer

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Instruction and Acknowledgement Letter shall have occurred, or (iii) Servicer is downgraded by any of Fitch, Moody’s or S&P by one or more rating units.
“Servicing Agreement” means (i) that certain Servicing Agreement dated as of March 18, 2025, entered into by and among the entities set forth therein as “Owner” and Situs Asset Management LLC, as Servicer, and joined thereto by Seller Parties, pursuant to that certain Joinder Agreement, dated as of December 17, 2025, as the same may be amended, restated, supplemented or otherwise modified from time to time, (ii) that certain Servicing Agreement dated as of April 30, 2025, entered into by and amount the entities set forth therein as “Owner” and NewPoint Real Estate Capital LLC, as Servicer, and joined thereto by Seller Parties, pursuant to that certain Notice to Servicer Adding New Owner, dated as of December 17, 2025, as the same may be amended, restated, supplemented or otherwise modified from time to time and (iii) any other servicing agreement in form and substance agreed upon by the parties.
“Servicing Report” means a report remitted by the Servicer monthly, in form and substance acceptable to Administrative Agent.
“Servicing Rights” means contractual, possessory or other rights of the Seller Parties, as applicable or the Guarantor arising hereunder or any other Person arising under a Servicing Agreement, or otherwise, to administer, service or subservice, the Purchased Assets or Contributed Mezzanine Loans or to possess related Records.
“Similar Facility” has the meaning specified in Section 14(z) hereof.
“SIPA” means the Securities Investor Protection Act of 1970, as amended from time to time.
“SOFR” means a rate per annum equal to the secured overnight financing rate published by the SOFR Administrator on the SOFR Administrator’s Website.
“SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Statement Date” has the meaning specified in Section 13(a)(5) hereof.
“Stock” means all shares, options, warrants, membership interests, partnership interests, ownership interests, participations, securities convertible into or exchangeable for shares of capital stock, limited liability company interests, and/or other ownership or profit interests, operating and/or management interest or any equivalent of any of the foregoing (regardless of how designated) of or in a Person, whether voting or nonvoting, and whether or not such shares, limited liability company interests, warrants, options, rights or other interests are outstanding on any date of determination, including, but not limited to, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

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“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one (1) or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
“Successor Rate” has the meaning specified in Section 5(c) hereof.
“Successor Rate Conforming Changes” means with respect to any proposed Successor Rate, any technical, administrative or operational change (including any change to the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent decides, in its sole discretion, may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Successor Rate exists, in such other manner of administration as Administrative Agent decides, in its sole discretion, is reasonably necessary in connection with the administration of this Agreement or any other Program Agreement).
“Summary Diligence Materials” means the items described on Annex 3 to Exhibit A hereto for each (i) Eligible Asset proposed to be sold to Administrative Agent on behalf of Buyers, or (ii) each Mezzanine Loan that is an Eligible Asset and is proposed to be contributed to Mezzanine Loan Subsidiary in exchange for a Purchase Price Increase under this Agreement, in each case, in accordance with, and subject to the terms and conditions of, this Agreement.
“Table-Funded Asset” means an Eligible Asset that has been approved by Administrative Agent in its sole discretion and for which a Seller Party delivered a Transaction Request and Confirmation pursuant to Section 3 hereof.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means the forward-looking term rate based on SOFR as published by the Term SOFR Administrator for a one-month period on the Term SOFR Determination Day as such rate is published by the Term SOFR Administrator; provided that, if Administrative Agent determines that any such lookback or other conventions for this rate selected is not administratively, operationally, or technically feasible for Administrative Agent, then Administrative Agent may establish another convention in its sole discretion.

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“Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).
“Term SOFR Determination Day” means the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator.
“Termination Date” has the meaning specified in the Pricing Side Letter.
“Third Party Servicer” means any servicer of the Purchased Assets or a portion thereof, other than the Servicer who is the primary servicer and administrator of the Purchased Assets and approved by Administrative Agent.
“Title Exceptions” has the meaning specified in paragraph (q) of Schedule 1(a). “Title Policy” has the meaning specified in paragraph (u) of Schedule 1(a). “Transaction” has the meaning specified in Section 1 hereof.
“Transaction Request and Confirmation” means a request from a Seller Party to Administrative Agent, in the form attached as Exhibit A hereto, to enter into a Transaction, which shall not be binding upon Administrative Agent unless and until countersigned by Administrative Agent and delivered to the Seller Parties. For the avoidance of doubt, a Transaction Request and Confirmation may refer to multiple Purchased Assets and Contributed Mezzanine Loans; provided that each Purchased Asset or Contributed Mezzanine Loan shall be deemed to be subject to its own Transaction.
“TRIA” has the meaning specified in paragraph (mmm) of Schedule 1(a).
“Trust Receipt” means a trust receipt, substantially in the form attached as Exhibit D to the Custodial Agreement, issued by Custodian to Administrative Agent confirming the Custodian’s possession of certain Asset Files which are the property of and held by Custodian for the benefit of Administrative Agent (or any other holder of such trust receipt) or a bailment arrangement with counsel or other third party acceptable to Administrative Agent in its sole and absolute discretion.
“UETA” means the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.
“Underwritten Net Cash Flow” means, for a Purchased Asset on any date of determination, the net operating income for the Mortgaged Property securing such Purchased Asset, decreased by an amount appropriate (based on type) for tenant improvements, leasing commissions, and replacement reserves for capital items and offset by interest, tenant improvement, leasing commission, replacement and other reserves in place, as based on a Seller Parties’ underwriting and adjusted from time to time by Administrative Agent in its sole good faith discretion.

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“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday and (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 11(e)(vii)(B)(iii) hereof.
3.Program; Initiation of Transactions
a.From time to time, in the sole discretion of Buyers, (i) Administrative Agent (for the benefit of Buyers) may purchase from a Seller certain Eligible Assets that have been purchased or originated by a Seller Party and offered under the Program Agreements for such purpose to Administrative Agent on behalf of Buyers and (ii) Administrative Agent (for the benefit of Buyers) may fund Purchase Price Increases with respect to any Mezzanine Loan Subsidiary Interests that are requested by Mezzanine Loan Seller under this Agreement in connection with the acquisition by Mezzanine Loan Subsidiary of Mezzanine Loans that constitute Eligible Assets and that have been acquired, purchased or originated by Mezzanine Loan Seller and contributed to Mezzanine Loan Subsidiary in accordance with the terms of the Program Agreements. All Purchased Assets and Contributed Mezzanine Loans shall be serviced by Servicer subject to Administrative Agent’s rights herein or in the Servicing Agreement. The aggregate Purchase Price of all Purchased Assets (after giving effect to any Purchase Price Increase funded by Administrative Agent in accordance with this Agreement) subject to outstanding Transactions shall not exceed the Maximum Aggregate Purchase Price.
b.On the initial Purchase Date, Administrative Agent, on behalf of Buyers, may purchase the Mezzanine Loan Subsidiary Interests from Mezzanine Loan Seller. From time to time the Sellers may request and Administrative Agent, on behalf of Buyers, may fund, Purchase Price Increases in respect of any Mezzanine Loan Subsidiary Interest in connection with the acquisition of Contributed Mezzanine Loans by Mezzanine Loan Subsidiary.
c.With respect to each Transaction, an applicable Seller Party shall give Administrative Agent and Custodian at least five (5) Business Days’ prior notice of any proposed Purchase Date (the date on which such notice is given, the “Notice Date”). On the Notice Date, the applicable Seller Party shall (i) request that Administrative Agent enter into a Transaction by furnishing to Administrative Agent a Transaction Request and Confirmation (with respect to each Eligible Asset, including any Contributed Mezzanine Loans for which a Seller has requested a corresponding Purchase Price Increase hereunder) accompanied by a Complete Submission and

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(ii) deliver to Administrative Agent and Custodian a proposed Purchased Asset Schedule. In the event the Purchased Asset Schedule provided by the Seller Parties contains erroneous computer

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data, is not formatted properly or the computer fields are otherwise improperly aligned, Administrative Agent shall provide written or electronic notice to the Seller Parties describing such error and the Seller Parties shall correct the computer data, reformat the Eligible Assets or properly align the computer fields.
d.Following receipt of a Transaction Request and Confirmation and a Complete Submission, Administrative Agent shall, as hereinafter provided, inform the Seller Parties of its election (i) to purchase any Eligible Assets proposed to be sold to Administrative Agent by the Seller Parties hereunder or (ii) fund any requested Purchase Prince Increase in connection with the acquisition by Mezzanine Loan Subsidiary of any Mezzanine Loan that is an Eligible Asset. Administrative Agent shall have the right to review all (i) Eligible Assets proposed to be sold to Administrative Agent and (ii) all Mezzanine Loans that are Eligible Assets proposed to be contributed to Mezzanine Loan Subsidiary in exchange for a Purchase Price Increase hereunder, and, in each case, conduct its own due diligence investigation of such Eligible Assets (and Mezzanine Loans) as Administrative Agent determines. Administrative Agent shall conduct its diligence review within the following time frame beginning on the Business Day following receipt of the Complete Submission: in the case of a proposed Transaction of (i) up to five (5) Eligible Assets, ten (10) Business Days; (ii) more than five (5) but no more than twenty-five (25) Eligible Assets, twenty (20) Business Days with respect to only those additional Eligible Assets beyond the five (5) referenced in clause (i) above, and (iii) more than twenty-five (25) Eligible Assets, a time frame to be mutually agreed upon by Administrative Agent and the applicable Seller(s). If, with respect to any Eligible Asset, Administrative Agent does not respond to the applicable Seller(s) within the timeframes specified in the preceding sentence, Administrative Agent shall be deemed to have elected not to purchase such Eligible Asset. Upon completion of its review, Administrative Agent shall in its sole discretion determine whether to purchase any or all of such Eligible Assets (or to fund any Purchase Price Increase in connection with any Eligible Asset that is a Contributed Mezzanine Loan) and consistent with this Agreement, confirm the terms for each such proposed Transaction, including the Purchase Price (or Purchase Price Increase in the case of a Transaction involving a Contributed Mezzanine Loan), Purchase Price Percentage, the Market Value, the Asset Value, the Pricing Rate, and the Repurchase Date or Release Date, as applicable, for such Transaction. The terms thereof shall be set forth in the Transaction Request and Confirmation signed by the applicable Seller Party, and countersigned by Administrative Agent, to be returned to the applicable Seller Party on or prior to the Purchase Date. To the extent any term in the Transaction Request and Confirmation is incomplete, inconsistent with, or otherwise adds terms to this Agreement, or to the extent Administrative Agent chooses not to enter into a Transaction pursuant to Section 3(f) below, Administrative Agent shall have no obligation to execute and/or deliver the Transaction Request and Confirmation to the Seller Parties.
Upon transfer of the Mezzanine Loan Subsidiary Interests to Administrative Agent for the benefit of Buyers as set forth herein and until termination of such Transaction as set forth herein, ownership of the Mezzanine Loan Subsidiary Interests, as Purchased Assets, shall be vested in Administrative Agent on behalf of Buyers, subject to all terms and conditions hereof and the other Program Agreements, as and to the extent provided in Section 3(f) below, and the Purchase Price Increase of the Mezzanine Loan Subsidiary Interests may be adjusted from time to time in

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connection with the acquisition of Contributed Mezzanine Loans by Mezzanine Loan Subsidiary. Title to each Contributed Mezzanine Loan, shall be transferred to, and retained by,

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Mezzanine Loan Subsidiary (until released by Mezzanine Loan Subsidiary in accordance with this Agreement).
e.Upon the satisfaction of the applicable conditions precedent set forth in Section 10 hereof, (i) all of each Seller’s interest in the related Purchased Assets and related Repurchase Assets shall pass to Administrative Agent on behalf of Buyers on the applicable Purchase Date, against the transfer of the applicable Purchase Price to a Seller and (ii) all of Mezzanine Loan Seller’s interest in each Contributed Mezzanine Loan and the related Repurchase Assets shall pass to Administrative Agent on behalf of Buyers on the Purchase Date on which a Purchase Price Increase relating to such Contributed Mezzanine Loan has been requested by Mezzanine Loan Seller, against the transfer of such Purchase Price Increase to Mezzanine Loan Seller. Upon transfer of the Purchased Assets to Administrative Agent on behalf of Buyers as set forth in this Section and until termination of any related Transactions as set forth in Sections 4 or 16 of this Agreement, ownership of each Purchased Asset, including each document in the related Asset File and Records, is vested in Administrative Agent on behalf of Buyers in accordance herewith; provided that, prior to the recordation by the Custodian as provided for in the Custodial Agreement record title in the name of the related Seller Party to each Purchased Asset or Contributed Mezzanine Loan, as applicable shall be retained by such Seller Party in trust, for the benefit of Administrative Agent, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Purchased Assets and Contributed Mezzanine Loans subject to the rights of the Sellers under this Agreement.
f.This Agreement is not a commitment by Administrative Agent to enter into Transactions with the Seller Parties but rather sets forth the procedures to be used in connection with periodic requests for Administrative Agent to enter into Transactions with the Seller Parties. Each Seller Party hereby acknowledges that Administrative Agent is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.
g.Upon approval of Administrative Agent of any Purchase Price Increase as provided in the Pricing Side Letter, Buyers shall, or shall cause Administrative Agent on their behalf to, pay to the Seller Parties the amount of such Purchase Price Increase and, effective as of the date of such payment, the related Transaction Request and Confirmation shall be amended or deemed amended to reflect such Purchase Price Increase and the Purchase Price of such Purchased Asset shall be deemed the Purchase Price as so increased.
4.Repurchase
One or more of the Seller Parties shall (i) repurchase each Purchased Asset from Administrative Agent on behalf of Buyers on the relevant Repurchase Date for such Purchased Asset, and (ii) with respect to each Contributed Mezzanine Loan, (A) cause Mezzanine Loan Subsidiary to release such Contributed Mezzanine Loan to Mezzanine Loan Seller and (B) repay to Administrative Agent a portion of the Purchase Price Increase funded by Administrative Agent in respect of the Mezzanine Loan Subsidiary Interests in Mezzanine Loan Subsidiary in an amount equal to the Release Price for such Contributed Mezzanine Loan on the related Release Date for such Contributed Mezzanine Loan. The Sellers are jointly and severally obligated to (i) repurchase and

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take physical possession of the Purchased Assets from Administrative Agent or its designee (including the Custodian) at the Sellers’ expense on the related Repurchase Date and (ii)

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take physical possession of the Contributed Mezzanine Loans from Mezzanine Loan Subsidiary or its designee (including the Custodian) at the Sellers’ expense on the related Release Date.
h.Provided that no Default or Event of Default shall have occurred and be continuing or result therefrom, and Administrative Agent has received (a) the related Repurchase Price upon repurchase of the Purchased Assets, or (b) an ament equal to the applicable Release Price (to be applied to the repayment of the related Purchase Price Increase as required hereunder) upon release of a Contributed Mezzanine Loan, Administrative Agent and Buyers agree to release their respective ownership interests hereunder in the Purchased Assets (including, the Repurchase Assets related thereto) and/or the Contributed Mezzanine Loans (including, the Repurchase Assets related thereto), as applicable.
i.With respect to Principal Prepayments in full or part by the related Mortgagor or obligor of a Purchased Asset or related Mezzanine Borrower under a Contributed Mezzanine Loan, each Seller agrees to (i) provide or cause Servicer to provide Administrative Agent with a copy of a report from the Servicer indicating that such Purchased Asset and/or Contributed Mezzanine Loan, as applicable, has been paid in full or part, (ii) cause to be paid to Administrative Agent from the Deposit Account such portion of the Purchase Price multiplied by the Effective Advance Rate as shall be payable pursuant to Section 7(d) and (iii) provide or cause Servicer to provide Administrative Agent a notice specifying each Purchased Asset and/or Contributed Mezzanine Loan, as appliable that has been so prepaid. Administrative Agent and Buyers agree to release their respective ownership interests in Purchased Assets (including the Repurchase Assets thereto) and their respective indirect beneficial ownership interests in Contributed Mezzanine Loans (including the Repurchase Assets related thereto) which have been prepaid in full after receipt of evidence of compliance with clauses (i) through (iii) of the immediately preceding sentence.
j.Each Seller may (i) voluntarily repurchase any Purchased Asset or (ii) cause Mezzanine Loan Subsidiary to voluntarily release any Contributed Mezzanine Loan to a Seller, in each case, without penalty or premium, but subject to payment of an Exit Fee (if any) under certain circumstances as set forth in the Pricing Side Letter, on any Business Day by delivering to Administrative Agent a Request for Repurchase and Confirmation. If the Seller intends to make such a repurchase or request release, the Sellers shall give at least two (2) Business Days’ prior written notice thereof to Administrative Agent, designating the Purchased Assets or to be repurchased or Contributed Mezzanine Loans to be released. If such notice is given and is not revoked, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied (i) in the case of Purchased Assets, to the Repurchase Price for the designated Purchased Assets and (ii) in the case of Contributed Mezzanine Loans, to the repayment of the Purchase Price Increase relating to the Contributed Mezzanine Loans designated in such notice.
If a Seller Party repurchases, in whole or in part, Purchased Assets or Contributed Mezzanine Loans on any day which is not the Repurchase Date or a Price Differential Payment Date, such Seller Party shall indemnify Administrative Agent and hold Administrative Agent harmless from any losses, costs and/or expenses which Administrative Agent sustains or incurs arising from

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the reemployment of funds obtained by Administrative Agent hereunder or from fees payable to terminate the deposits from which such funds were obtained, in each case for

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the remainder of the applicable thirty (30) day period (“Breakage Costs”). Administrative Agent shall deliver to the related Seller Party a statement setting forth the amount and basis of determination of any Breakage Costs in such detail as determined in good faith by Administrative Agent to be adequate, it being agreed that such statement and the method of its calculation shall be adequate and shall be conclusive and binding upon the Seller Party, absent manifest error.
k.For the avoidance of doubt, no provision of this Agreement shall be deemed to waive, impair or alter any Seller Party’s rights or Administrative Agent’s or Buyer’s obligations under this Section 4.
5.Price Differential
a.On the Term SOFR Determination Day of each Pricing Period that a Transaction is outstanding, the Pricing Rate shall be reset and, unless otherwise agreed between Administrative Agent and the Sellers, the accrued and unpaid Price Differential shall be settled in cash on each related Price Differential Payment Date. Two (2) Business Days prior to the Price Differential Payment Date, Administrative Agent shall give the Sellers written or electronic notice of the amount of the Price Differential due on such Price Differential Payment Date. On the Price Differential Payment Date, the Sellers shall pay to Administrative Agent (to the extent not paid on such date through the payments required pursuant to Section 7(e), (f) or (g) hereof) the accrued but unpaid Price Differential for the benefit of Buyers for such Price Differential Payment Date (along with any other amounts to be paid pursuant to Sections 7 and 34 hereof), by wire transfer in immediately available funds.
b.If the Sellers fail to pay all or part of the Price Differential by 3:00 p.m. (New York City time) on the related Price Differential Payment Date, with respect to any Purchased Asset, the Seller shall be obligated to pay to Administrative Agent for the benefit of Buyers (in addition to, and together with, the amount of such Price Differential) interest on the unpaid Repurchase Price or Release Price, as applicable, at a rate per annum equal to the Post Default Rate calculated from and after such Price Differential Payment Date and until the Price Differential is received in full by Administrative Agent for the benefit of Buyers.
c.If prior to any Pricing Period, Administrative Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Reference Rate; (ii) the Reference Rate is no longer in existence; (iii) continued implementation of the Reference Rate is no longer operationally, administratively or technically feasible or no significant market practice for the administration of the Reference Rate exists, (iv) the Reference Rate will not adequately and fairly reflect the cost to Administrative Agent and Buyers of purchasing or maintaining Transactions or
(v) the administrator of the Reference Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Reference Rate shall no longer be made available or used for determining the interest rate of loans, Administrative Agent may give prompt notice thereof to the Sellers, whereupon the rate for such Pricing Period that will replace the Reference Rate for such Pricing Period, and for all subsequent Pricing Periods until such

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notice has been withdrawn by Administrative Agent, shall be the greater of (x) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (y) zero, together with any proposed Successor

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Rate Conforming Changes, as determined by Administrative Agent in its sole discretion (any such rate, a “Successor Rate”).
d.To the extent Administrative Agent implements a Successor Rate and Successor Rate Conforming Changes it will promptly notify the Sellers of the effectiveness of any such changes. Any determination of a Successor Rate and the adoption of Successor Rate Conforming Changes shall be made by Buyer in a manner substantially consistent with market practice with respect to similarly situated counterparties with substantially similar assets in similar facilities and any such Successor Rate Conforming Changes will become effective without any further action or consent of the Sellers to this Agreement or the other Program Agreements.
6.Margin Maintenance
a.Administrative Agent shall determine the Market Value of any applicable Purchased Asset on any date.
b.If at any time the sum of the aggregate Asset Value of all of the Purchased Assets subject to Transactions is less than the aggregate Purchase Price for then outstanding Transactions (an “Margin Deficit”), then, if such Margin Deficit is greater than the Permitted Amount, Administrative Agent may by notice to the Sellers require the Sellers to transfer to Administrative Agent for the benefit of Buyers cash in an amount at least equal to the Margin Deficit (such requirement, an “Margin Call”) and Administrative Agent shall apply such cash to the outstanding Purchase Price of such Purchased Asset giving rise to such Margin Call in its sole discretion. Unless an Event of Default shall have occurred and be continuing, notwithstanding anything to the contrary set forth in this Section 6(b), in no event shall any individual Margin Call
(i) exceed five percent (5.0%) of the aggregate outstanding Purchase Price of all Purchased Assets, or (ii) occur within thirty (30) days of any other Margin Call.
c.Notice delivered pursuant to Sections 6(b) may be given by any written means. Any notice given on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the tenth (10th) Business Day (the foregoing time requirements for satisfaction of a Margin Call are referred to as the “Margin Deadlines”). The failure of Administrative Agent, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Administrative Agent to do so at a later date, so long as the related Margin Deficit is then continuing. The Sellers and Administrative Agent each agree that a failure or delay by Administrative Agent to exercise its rights hereunder shall not limit or waive Administrative Agent’s or Buyers’ rights under this Agreement or otherwise existing by law or in any way create additional rights for the Sellers, so long as the related Margin Deficit is then continuing.
In the event that a Margin Deficit exists with respect to any Purchased Asset, Administrative Agent may retain any funds received by it to which the Sellers would otherwise be entitled hereunder (or under any other Program Agreements), which funds (i) shall be held by

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Administrative Agent against the related Margin Deficit (until such time as such Margin Deficit shall no longer exist) and (ii) may be applied by Administrative Agent against the Purchase Price (or Purchase Price Increase, in the case of the Mezzanine Loan Subsidiary Interests) of any Purchased Asset for which the related Margin Deficit remains otherwise unsatisfied.

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Notwithstanding the foregoing, Administrative Agent retains the right, in its sole discretion, to make a Margin Call in accordance with the provisions of this Section 6.
7.Income Payments
a.The Deposit Account shall be established by the Servicer or a Seller, as applicable, in accordance with the terms and conditions of the Control Account Agreement concurrently with the execution and delivery of this Agreement by a Seller and Administrative Agent. Upon an Event of Default, Administrative Agent shall have sole dominion and control over Deposit Account. All Income (other than amounts payable to Administrative Agent pursuant to Section 4(c) or 7(d) hereof and amounts payable to the Servicer, or deposited in escrow accounts, pursuant to the Servicing Agreement) in respect of the Purchased Assets and any payments in respect of associated Interest Rate Protection Agreements, as well as any interest received from the reinvestment of such Income, shall be deposited into the Deposit Account on each Servicer Remittance Date by Servicer and shall be remitted from the Deposit Account in accordance with this Agreement and the Control Account Agreement. All such Income shall be held in trust for Administrative Agent, shall constitute the property of Administrative Agent and once deposited into the Deposit Account shall not be commingled with other property of the applicable Seller, any Affiliate of such Seller or Servicer.
b.Except in relation to amounts payable to Administrative Agent pursuant to Section 4(c) or 7(d) hereof, the Seller Parties, as appliable, shall cause the Servicer to deposit all Income (other than amounts payable to Servicer or deposited in escrow accounts pursuant to the Servicing Agreement), derived from the Purchased Assets, whether constituting collections thereon or proceeds of sale thereof, into the Servicer Account within two (2) Business Days of receipt by Servicer and the applicable Seller shall cause the Servicer to remit all such Income to the Deposit Account on each Servicer Remittance Date.
c.In addition, with respect to each Purchased Asset and each Contributed Mezzanine Loan, a Seller and Servicer shall deliver to the Custodian of such Purchased Asset a Notice to Mortgagor. Upon the occurrence of an Event of Default, Administrative Agent may deliver such instruction letter to the borrower or obligor under such Purchased Asset or Contributed Mezzanine Loan.
d.All Balloon Payments and Principal Prepayments received on account of a Purchased Asset or Contributed Mezzanine Loan shall be held in the Deposit Account until the earlier of (i) the Price Differential Payment Date and (ii) two (2) Business Days after the Bank receives a Distribution Worksheet. Subject to the terms of the Control Account Agreement, unless an Event of Default shall have occurred and be continuing hereunder, a Seller or the Servicer shall instruct Bank to withdraw or reserve such deposits on the date described in clause (i) or clause (ii) of the immediately preceding sentence, as applicable, as follows:
first, to Administrative Agent to reduce the (x) Purchase Price of related Purchased Asset by or (y) if the Balloon Payment or Principal Prepayment arises from a Contributed Mezzanine Loan, to reduce the Purchase Price Increase funded by Administrative Agent in connection with Mezzanine Loan Subsidiary’s acquisition of such

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Contributed Mezzanine Loan, in each case, by an amount equal to such deposit multiplied by the Effective Advance Rate;
(1)second, to Administrative Agent in the amount of any unpaid Margin Deficit;
(2)third, to the payment of all other costs, fees and other amounts payable to Administrative Agent pursuant to this Agreement; and
(3)fourth, any remainder shall be paid to the Seller Parties.

If an Event of Default shall have occurred and be continuing, such deposits held under this Section 7(d) shall be disbursed in accordance with Section 7(f), below:
e.Funds deposited in the Deposit Account during any Pricing Period (except as provided in Section 4(c) and Section 7(d) and with respect to funds used to purchase Permitted Investments) shall be held therein until the next Price Differential Payment Date. On or before 3:00 p.m. (New York time) on the Business Day prior to the Price Differential Payment Date, a Seller Party or Servicer shall deliver to Administrative Agent and the Bank a Distribution Worksheet. Subject to the terms of the Control Account Agreement, a Seller Party or the Servicer shall instruct the Bank to withdraw any funds on deposit in the Deposit Account and distribute such funds as follows:
(1)first, to Servicer in payment of any servicing fees in accordance with the Servicing Agreement pro rata;
(2)second, to Administrative Agent on behalf of Buyers in payment of any accrued and unpaid Price Differential to the extent not paid by the Seller Parties to Administrative Agent pursuant to Section 5;
(3)third, without limiting the rights of Administrative Agent on behalf of Buyers under Section 6 of this Agreement, to Administrative Agent, in the amount of any unpaid Margin Deficit;
(4)fourth, to Administrative Agent on behalf of Buyers in reduction of (i) the Purchase Price of each Purchased Asset or (ii) the Purchase Price Increases funded by Administrative Agent in connection with he Mezzanine Loan Subsidiary’s acquisition of Contributed Mezzanine Loans, the full amount of any payments of principal received on or with respect to such Purchased Asset or Contributed Mezzanine Loan multiplied by the Effective Advance Rate, in each case only to the extent not previously paid pursuant to any other provision of this Agreement;
(5)fifth, to the payment of all other costs, fees or other amounts payable to Administrative Agent pursuant to this Agreement; and
sixth, any remainder shall be paid to the Seller Parties.

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f.Notwithstanding the preceding provisions, if an Event of Default shall have occurred and be continuing hereunder, all funds in the Deposit Account shall be withdrawn and applied:

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above;
(1)first, in the same order of priority as Sections 7(e)(1), (2), (3), (4) and (5)

(2)second, to reduction of the Repurchase Price of all Purchased Assets until reduced to zero; and
(3)third, any remainder shall be paid to the Sellers Parties.
g.[Reserved]:
h.Administrative Agent shall offset against the accrued and outstanding Price Differential all Price Differential payments actually received by Administrative Agent pursuant to Section 5, excluding any amounts paid pursuant to any Price Differential payments made at the Post Default Rate.
i.For the avoidance of doubt, no provision of this Agreement shall be deemed to waive, impair or alter any Seller Party’s rights or Administrative Agent’s or Buyer’s obligations under this Section 7.
8.Security Interest
a.Repurchase Assets.
i.On each Purchase Date thereof set forth in the related Confirmation, each Seller hereby sells, assigns and conveys all rights and interests in the Purchased Assets on a servicing released basis identified on the related Purchased Asset Schedule and the related Repurchase Assets to Administrative Agent for the benefit of Buyers. Although the parties intend that all Transactions hereunder be sales and purchases and not loans (other than for accounting and tax purposes), in the event any such Transactions are deemed to be loans, each Seller hereby pledges to Administrative Agent as security for the performance by such Seller of its Obligations and hereby grants, assigns and pledges to Administrative Agent a security interest in such Seller’s rights, title and interests in the Purchased Assets, the Records, and all related Servicing Rights, the Program Agreements (to the extent such Program Agreements and such Seller’s right thereunder relate to the Purchased Assets), any Property relating to the Purchased Assets, all insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance and hazard insurance, Income, Interest Rate Protection Agreements, accounts (including any interest of such Seller in escrow accounts and reserve accounts) relating to the Purchased Assets and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Purchased Assets (including, without limitation, any other accounts) or any other interest in the Purchased Assets and any proceeds and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and Confirmation and/or Trust Receipt with respect to the Purchased Assets, in all instances, whether now owned or hereafter

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acquired, now existing or hereafter created (collectively, the “Seller Repurchase Assets”). Each Seller further hereby pledges to Administrative Agent as security for the performance by such Seller of its Obligations and hereby grants, assigns and pledges to Administrative Agent a security interest in such Seller’s rights, title and interests in the Deposit Account. Each Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Administrative Agent’s security interest created hereby.
ii.In order to further secure the Obligations hereunder, Mezzanine Loan Subsidiary hereby grants, assigns and pledges to Administrative Agent on behalf of Buyers a fully perfected first priority security interest in the Contributed Mezzanine Loans, the Records, and all related Servicing Rights, the Program Agreements (to the extent such Program Agreements and Mezzanine Loan Subsidiary’s right thereunder relate to the Contributed Mezzanine Loans), all Mezzanine Loan Documents relating to the Contributed Mezzanine Loans, any Property relating to the Contributed Mezzanine Loans, all insurance policies and insurance proceeds relating to any Contributed Mezzanine Loans or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance, Income, accounts (including any interest of Mezzanine Loan Subsidiary in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges), general intangibles and other assets relating to the Contributed Mezzanine Loans (including, without limitation, any other accounts) or any interest in Contributed Mezzanine Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and Confirmation and/or Trust Receipt with respect to the Contributed Mezzanine Loans, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Mezzanine Loan Subsidiary Repurchase Assets” together with the Seller Repurchase Assets and Pledged Assets, the “Repurchase Assets”). Furthermore, each Seller Party hereby authorizes Administrative Agent to file such financing statement or statements relating to the Repurchase Assets as Administrative Agent, at its option, may deem appropriate, describing the collateral as “all assets of the Debtor” or words to that effect, and any limitations on such collateral description, notwithstanding that such collateral description may be broader in scope than the Repurchase Assets described in this Agreement. The Seller Parties shall pay the filing costs for any financing statement or statements prepared pursuant to this Section.
iii.Servicing Rights. Each Seller acknowledges that the rights to service the Purchased Assets have been conveyed to Administrative Agent, and, in connection with the Transactions, Administrative Agent has granted to Sellers a revocable license to service the Purchased Assets as a party to the current Servicing Agreement. Without limiting the generality of the foregoing and in the event that Sellers or Guarantor is deemed to retain any residual Servicing Rights, and for the avoidance of doubt, each of Sellers and Guarantor grants, assigns and pledges to Administrative Agent security interest in the Servicing Rights, as indicated in the paragraph above. The foregoing provision is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and transactions hereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.

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Additional Interests. If Mezzanine Loan Seller shall, as a result of ownership of the Mezzanine Loan Subsidiary Interests, become entitled to receive or shall receive any certificate evidencing any Mezzanine Loan Subsidiary Interests or other equity interest, any

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option rights, or any equity interest in the Mezzanine Loan Subsidiary Interests, whether in addition to, in substitution for, as a conversion of, or in exchange for the Mezzanine Loan Subsidiary Interests, or otherwise in respect thereof, Mezzanine Loan Seller shall accept the same as Administrative Agent’s agent, hold the same in trust for Administrative Agent and deliver the same forthwith to Administrative Agent in the exact form received, duly indorsed by Mezzanine Loan Seller to Administrative Agent, if required, together with an undated transfer power, if required, covering such certificate duly executed in blank, or if requested, deliver the Mezzanine Loan Subsidiary Interests re-registered in the name of Administrative Agent, to be held by Administrative Agent subject to the terms hereof as additional security for the Obligations. Any sums paid upon or in respect of the Mezzanine Loan Subsidiary Interests upon the liquidation or dissolution of Mezzanine Loan Subsidiary or otherwise shall be paid over to Administrative Agent as additional security for the Obligations. If following the occurrence and during the continuation of an Event of Default, any sums of money or property so paid or distributed in respect of the Mezzanine Loan Subsidiary Interests shall be received by Mezzanine Loan Seller, Mezzanine Loan Seller shall, until such money or property is paid or delivered to Administrative Agent, hold such money or property in trust for Administrative Agent segregated from other funds of Mezzanine Loan Seller as additional security for the Obligations.
b.Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, Mezzanine Loan Seller shall be permitted to receive all cash dividends or other cash distributions paid in respect of the Mezzanine Loan Subsidiary Interests and to exercise all voting and member rights with respect to the Mezzanine Loan Subsidiary Interests; provided, however, that no vote shall be cast or member right exercised or other action taken which would impair the Mezzanine Loan Subsidiary Interests or which would be inconsistent with or result in a violation of any provision of this Agreement. Without the prior consent of Administrative Agent, Mezzanine Loan Seller shall not (i) vote to enable, or take any other action to permit Mezzanine Loan Subsidiary to issue any capital stock of any nature or to issue any other capital stock convertible into or granting the right to purchase or exchange for any capital stock of Mezzanine Loan Subsidiary, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Mezzanine Loan Subsidiary Interests, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, the Mezzanine Loan Subsidiary Interests, or any interest therein, except for the Lien provided for by this Agreement, or (iv) enter into any agreement (other than the Mezzanine Loan Subsidiary Agreement and this Agreement) or undertaking restricting the right or ability of Mezzanine Loan Seller to sell, assign or transfer any of the Mezzanine Loan Subsidiary Interests.
9.Payment and Transfer
Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller Parties hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at the following account maintained by Administrative Agent: Account No. 31381993, ABA No. 021-000-089, Name of Bank: Citibank, Bank City and State: New York City, NY, Acct Name: Atlas Sec Prod Funding 2 - CRE, or such other account as Administrative Agent shall specify to such Seller Party in writing. The Seller Parties acknowledge that they have no rights of withdrawal from the foregoing account. All Purchased Assets transferred by one party hereto to

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the other party shall be in the case of a purchase by Administrative Agent in suitable form for transfer or shall be accompanied by duly executed

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instruments of transfer or assignment in blank and such other documentation as Administrative Agent may reasonably request. All Purchased Assets shall be evidenced by a Trust Receipt. Any Repurchase Price received by Administrative Agent after 3:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.
10.Conditions Precedent
a.Initial Transaction. As conditions precedent to the effectiveness of this Agreement and the initial Transaction entered into hereunder, Administrative Agent shall have received on or before the Effective Date (except as otherwise required by any Program Agreement) the following, in form and substance satisfactory to Administrative Agent and duly executed by Seller Parties, Guarantor and each other party thereto, as applicable:
(1)Program Agreements. The Program Agreements (including without limitation the Guaranty, Pledge Agreement and Custodial Agreement in a form acceptable to Administrative Agent) duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.
(2)Security Interest. Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s and Buyers’ interest in the Purchased Assets, Contributed Mezzanine Loans and other Repurchase Assets have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.
(3)Organizational Documents. A certificate of the corporate secretary of each of each Seller Party and Guarantor, attaching certified copies of such party’s organizational documents and resolutions approving this Agreement, the Guaranty and any other agreements, instruments or documents being entered into simultaneously herewith by each Seller Party or Guarantor and all transactions thereunder and under the Program Agreements (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the Program Agreements.
(4)Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of each Seller Party and Guarantor, dated as of no earlier than the date ten (10) Business Days prior to the Purchase Date with respect to the initial Transaction hereunder.
(5)Incumbency Certificate. An incumbency certificate of an officer of each of each Seller Party and Guarantor, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.
Opinions of Counsel. An opinion of each Seller Party’s and Guarantor’s counsel, in form and substance acceptable to Administrative Agent in its sole good faith discretion.

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hereunder.
(6)Fees. Payment of any fees due to Administrative Agent and Buyers

(7)Delivery of Mezzanine Loan Subsidiary Interests. Mezzanine Loan

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Seller shall deliver to Administrative Agent the originals of the certificate(s) representing the Mezzanine Loan Subsidiary Interests registered in the name of Administrative Agent.
(8)Delivery of Seller Certificate(s). The original Seller Certificate(s) printed on security paper, together with an undated assignment in blank signed by an authorized signatory or officer of the Pledgor printed on security paper.
(9)Appointment of Independent Manager. Evidence that an Independent Manager has been appointed in accordance with the organizational documents of each Seller.
b.All Transactions. The obligation of Administrative Agent to enter into Transactions pursuant to this Agreement is subject to the following conditions precedent:
(1)Due Diligence Review. Without limiting the generality of Sections 3(c) and 34 hereof, Administrative Agent and Buyers shall have completed, to their satisfaction, their due diligence review of the related Eligible Assets, each Seller, Guarantor and the Servicer.
(2)Transaction Documents. Administrative Agent or its designee shall have received on or before the day of such Transaction (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Administrative Agent and (if applicable) duly executed:
(a)a Transaction Request and Confirmation delivered pursuant to Section 3(d) hereof;
(b)except in the case of a Table-Funded Asset, a Trust Receipt;
(c)the Closing Data Tape; and
(d)such certificates, opinions of counsel or other documents as Administrative Agent may reasonably request.
(3)Asset File. On or before each Purchase Date with respect to each such Purchased Asset or Contributed Mezzanine Loan, the Sellers shall deliver or cause to be delivered to Administrative Agent or its designee (initially, the Custodian) the Custodial Asset Transmission. In connection with each sale, transfer, conveyance and assignment of a Purchased Asset or Contributed Mezzanine Loan, (A) on or prior to each Purchase Date with respect to such Purchased Asset or Contributed Mezzanine Loan, or (B) on or prior to the Business Day following the Purchase Date with respect to a Table-Funded Asset, the Sellers shall deliver or cause to be delivered and released to the Custodian the documents set forth in the Asset File, pertaining to each of the Purchased Assets or Contributed Mezzanine Loans identified in the Custodial Asset Transmission delivered therewith.

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(4)No Default. No Default or Event of Default shall have occurred and be continuing;
(5)Requirements of Law. Neither Administrative Agent nor Buyers
shall have determined that any introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on the Reference Rate or any alternative rate determined by Administrative Agent pursuant to Section 5(c) hereof.
(6)Representations and Warranties. Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each Seller Party in each Program Agreement shall be true, correct and complete in all material respects with the same force and effect as if made on and as of such Purchase Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(7)Material Adverse Change. None of the following shall have occurred and/or be continuing:
(a)[Reserved]; or
(b)an event or events shall have occurred in the good faith determination of Administrative Agent resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by mortgage loans or mortgage-backed securities or an event or events shall have occurred resulting in such Buyer not being able to finance Purchased Assets through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or
(c)an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans or an event or events shall have occurred resulting in a Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or
(d)there shall have occurred a material adverse change in the financial condition of a Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of such Buyer to fund its obligations under this Agreement.
(8)Notice to Mortgagors. Each Seller Party shall deliver to the Custodian a completed and signed Notice to Mortgagor with respect to each Purchased Asset and each Contributed Mezzanine Loan, as applicable, subject to a Transaction.
(9)MAE Trigger. An MAE Trigger shall not have occurred and is

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continuing.

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(10)Table-Funded Assets. Administrative Agent may, in its sole discretion, from time to time, enter into Transactions the subject of which are Table-Funded Assets. In the event Administrative Agent agrees to enter into a Transaction with a Table-Funded Asset, notwithstanding any of the foregoing provisions of this Section 10(b) or any contrary provisions set forth in the Custodial Agreement, solely with respect to any Table-Funded Asset:
(a)by 11:00 a.m. New York time on the related Purchase Date, Approved Bailee shall deliver signed .pdf copies of the documents constituting the Asset File to Custodian via electronic mail, and the Sellers shall deliver the appropriate written third-party wire transfer instructions to Administrative Agent;
(b)not later than 11:00 a.m. New York time on the related Purchase Date, (A) Approved Bailee shall deliver an executed .pdf copy of the Bailee Agreement to the Sellers, Administrative Agent and Custodian by electronic mail and (B) Administrative Agent shall fund the Purchase Price in accordance with the applicable Escrow Instruction Letter; and
(c)on (x) the Business Day following the applicable Purchase Date with respect to any Table-Funded Asset, the Sellers shall deliver, or cause to be delivered to Custodian, the complete Asset File with respect to such Table-Funded Asset, pursuant to and in accordance with the terms of the Custodial Agreement and (y) on the second (2nd) Business Day following the Purchase Date with respect to any Table-Funded Asset, Custodian shall issue a Trust Receipt to Administrative Agent in respect thereof.
(11)Future Funding Obligations. Seller may request that Administrative Agent advance additional Purchase Price with respect to amounts funded by Seller in connection with Future Funding Obligation(s). Administrative Agent may advance such additional Purchase Price in its sole and absolute discretion and upon a certification from the Servicer that the conditions to such Future Funding Obligation have been satisfied and such amounts have been advanced. For the avoidance of doubt, in no event shall Administrative Agent advance additional Purchase Price to the extent it would result in the aggregate outstanding Purchase Price to exceed the Maximum Aggregate Purchase Price. Notwithstanding the foregoing, any request to advance additional Purchase Price pursuant to a Future Funding Obligation hereunder shall be in an amount equal to or greater than
$2,000,000.
Transaction Request and Confirmation. Each Transaction Request and Confirmation delivered by the Seller Parties hereunder shall constitute a certification by the Seller Parties that all the conditions set forth in Section 10(b) (other than clause (8) thereof) have been satisfied (both as of the date of such notice or request and as of the date of such purchase). Each Transaction Request and Confirmation (after being executed by Administrative Agent), together with this Agreement, shall be evidence of the terms of the Transaction(s) covered thereby.

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11.Program; Costs; Taxes
a.Each Seller Party shall reimburse Administrative Agent and Buyers for any of Administrative Agent’s and Buyers’ reasonable out of pocket costs, including due diligence review costs and reasonable attorney’s fees, incurred by Administrative Agent in determining the acceptability to Administrative Agent of any Eligible Assets; provided that such amounts shall not exceed the Asset Due Diligence Cap for each Eligible Asset reviewed; provided further that each Seller Party and Administrative Agent agree that additional expenses may be incurred for complex transactions, Administrative Agent shall advise each Seller Party within a reasonable time following obtaining actual knowledge that such expenses will be incurred, and such expenses shall be paid by Seller Parties upon demand. Each Seller Party shall also pay, or reimburse Administrative Agent and Buyers if Administrative Agent or Buyers shall pay, any termination fee, which may be due any servicer. Each Seller Party shall pay the reasonable fees and expenses of Administrative Agent’s and Buyers’ counsel in connection with the preparation, negotiation and execution of the Program Agreements. Legal fees for any subsequent amendments to this Agreement or related documents shall be borne by each Seller Party. The Seller Parties shall pay ongoing custodial and bank fees and expenses and any other ongoing fees and expenses under any other Program Agreement.
b.If any Buyer determines that, due to the introduction of, any change in, or the compliance by such Buyer with (i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), (A) there shall be an increase in the cost to such Buyer in engaging in the present or any future Transactions, or (B) such Buyer shall be subject to any Taxes (other than (1) Indemnified Taxes, (2) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (3) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then each Seller Party agrees to pay to Administrative Agent for the benefit of such Buyer, from time to time, upon demand by such Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by such Buyer to compensate such Buyer for such increased costs.
c.With respect to any Transaction, Administrative Agent and Buyers may conclusively rely upon, and shall incur no liability to each Seller Party in acting upon, any request or other communication that Administrative Agent and Buyers reasonably believe to have been given or made by a person authorized to enter into a Transaction on such Seller Party’s behalf, whether or not such person is listed on the certificate delivered pursuant to Section 10(a)(5) hereof. In each such case, each Seller Party hereby waives the right to dispute Administrative Agent’s record of the terms of the Transaction Request and Confirmation, request or other communication.
d.Notwithstanding the assignment of the Program Agreements with respect to each Purchased Asset to Administrative Agent for the benefit of Buyers, each Seller Party agrees and covenants with Administrative Agent and Buyers to enforce diligently such Seller Party’s rights and remedies set forth in the Program Agreements.

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Taxes.

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(i)Defined Terms. For purposes of this Section 11(e), the term “applicable law” includes FATCA.
(ii)Payments Free of Taxes. Any and all payments by or on account of any obligation of Seller Parties or Guarantor under the Program Agreements shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Seller Parties or Guarantor, as applicable, shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 11(e)) Administrative Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(iii)Payment of Other Taxes. Each Seller Party and Guarantor shall timely pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes.
(iv)Indemnification. Each Seller Party and Guarantor (without duplication of any obligation of Guarantor under the Guaranty) shall jointly and severally indemnify Administrative Agent or a Buyer, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 11(e)) payable or paid by Administrative Agent or such Buyer or required to be withheld or deducted from a payment to Administrative Agent or such Buyer and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Seller Parties or Guarantor by Administrative Agent shall be conclusive absent manifest error.
(v)Evidence of Payments. As soon as practicable after any payment of Taxes by each Seller Party or Guarantor to a Governmental Authority pursuant to this Section 11(e), such Seller Party or Guarantor, as applicable, shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
Status of Administrative Agent or Any Buyer. If any Buyer or Buyer assignee is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Program Agreement, Administrative Agent shall cause each Buyer or Buyer assignee to deliver to the applicable Seller Party, at the time or times reasonably requested by such Seller Party, such properly completed and executed documentation reasonably requested by Seller as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Administrative Agent shall cause each Buyer and Buyer assignee, if reasonably requested by such Seller Party, to deliver such other documentation prescribed by applicable law or reasonably

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requested by a Seller Party as will enable such Seller Party to determine whether or not such Buyer or Buyer assignee is subject to backup withholding or information reporting

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requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 11(e)(vii)(A), (B) and (D) below) shall not be required if in such Buyer’s or such Buyer’s assignee’s reasonable judgment such completion, execution or submission would subject such Buyer or such Buyer assignee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Buyer or such Buyer assignee.
(vi)Without limiting the generality of the foregoing, in the event that the a Seller Party is a U.S. Person,

(A)If any Buyer or any Buyer assignee is a U.S. Person, such Buyer or such Buyer assignee shall deliver to the Seller Parties on or prior to the date on which such Buyer or such Buyer assignee becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of the Seller Parties), executed originals of IRS Form W-9 certifying that such Buyer or such Buyer assignee is exempt from U.S. federal backup withholding tax;

(B)Any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to the Seller Parties (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of Seller Parties), whichever of the following is applicable:

(i)In the case of a Foreign Buyer claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Program Agreement, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of,
U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and
(y) with respect to any other applicable payments under any Program Agreement, IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(ii)executed originals of IRS Form W-8ECI;
(iii)In the case of a Foreign Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Buyer is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Seller Parties within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable); or

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to the extent a Foreign Buyer is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification

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documents from each beneficial owner, as applicable; provided that if the Foreign Buyer is a partnership and one or more direct or indirect partners of such Foreign Buyer are claiming the portfolio interest exemption, such Foreign Buyer may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C)Any Foreign Buyer shall, to the extent it is legally entitled to do so, deliver to the Seller Parties (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Buyer becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of Seller Parties), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Seller Parties to determine the withholding or deduction required to be made; and

(D)If a payment made to any Buyer or Buyer assignee or participant under any Program Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer or Buyer assignee or participant were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Administrative Agent on behalf of such Buyer or such Buyer assignee or participant shall deliver to the Seller Parties at the time or times prescribed by law and at such time or times reasonably requested by Seller Parties such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller Parties as may be necessary for Seller Parties to comply with their obligations under FATCA and to determine that such Buyer or such Buyer assignee or participant has complied with such Buyer’s or such Buyer’s assignee’s or participant’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Buyer or each Buyer assignee or participant agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Seller Parties in writing of its legal inability to do so.
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 11(e) (including by the payment of additional amounts pursuant to this Section 11(e)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11(e) with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (viii) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such

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indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (viii), in no event will the indemnified

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party be required to pay any amount to an indemnifying party pursuant to this paragraph (viii) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

e.Each party’s obligations under this Section 11 shall survive any assignment of rights by, or the replacement of, a Buyer or a Buyer assignee or participant, the termination of the Transactions and the repayment, satisfaction or discharge of all obligations under any Program Agreement.
f.Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes to treat each Transaction as indebtedness of Seller Parties that is secured by the Purchased Assets, and the Purchased Assets as owned by Seller Parties in the absence of an Event of Default by Seller Parties. Administrative Agent on behalf of Buyers and Seller Parties agree that they will treat and report for all tax purposes the Transactions entered into hereunder as one or more loans from any Buyer to the Seller Parties secured by the Purchased Assets, unless otherwise prohibited by law or upon a final determination by any taxing authority that the Transactions are not loans for tax purposes.
12.Servicing
a.Seller Parties, on Administrative Agent’s and Buyers’ behalf, shall contract with Servicer to, or if a Seller is the Servicer, such Seller shall, service the Purchased Assets and Contributed Mezzanine Loans pursuant to the Servicing Agreement, consistent with the degree of skill and care that Servicer customarily requires with respect to similar Purchased Assets owned or managed by it and in accordance with Accepted Servicing Practices. The Servicing Agreement shall require, inter alia, that Servicer (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Administrative Agent or Buyers in any Purchased Assets or any payment thereunder. In addition, the Servicing Agreement shall require that the Servicer deposit all collections of Income (other than amounts deposited in escrow accounts pursuant to the Servicing Agreement and the related Purchased Asset Documents and Mezzanine Loan Documents, as applicable) received by Servicer on account of the Purchased Assets and Contributed Mezzanine Loans in the Servicer Account no later than two (2) Business Days following receipt and into the Deposit Account on each Servicer Remittance Date.
Upon the occurrence of any of an Event of Default hereunder, Administrative Agent shall have the right to immediately terminate the Servicer’s right to service the Purchased Assets and Contributed Mezzanine Loans without payment of any penalty or termination fee. The Seller Parties and Servicer shall cooperate in transferring the servicing of the Purchased Assets and Contributed

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Mezzanine Loans to a successor servicer appointed by Administrative Agent in its sole discretion. For the avoidance of doubt, unless an Event of Default

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has occurred, upon the occurrence of a Servicer Termination Event, the Sellers shall have the right to appoint a successor servicer acceptable to Administrative Agent in its sole discretion.
b.If any Seller Party should discover that, for any reason whatsoever, Servicer or any entity responsible for managing or servicing any Purchased Assets or Contributed Mezzanine Loan has failed to perform in all material respects any of the obligations of such entities with respect to the Purchased Assets or Contributed Mezzanine Loans, or that an event of default under the Servicing Agreement has occurred, such Seller Party shall promptly notify Administrative Agent.
c.In the event that the Servicer is a master servicer of a Purchased Asset or Contributed Mezzanine Loan which is serviced by a Third Party Servicer, a Seller Party shall provide promptly to Administrative Agent a Servicer Instruction and Acknowledgement Letter addressed to and agreed to by the Third Party Servicer of the related Purchased Assets or Contributed Mezzanine Loans advising such Third Party Servicer of such matters as Administrative Agent may reasonably request, including, without limitation, recognition by the master servicer of Administrative Agent’s and Buyers’ interest in such Purchased Assets and Contributed Mezzanine Loans or the Third Party Servicer’s agreement that upon receipt of notice of an Event of Default from Administrative Agent, it will follow the instructions of Administrative Agent with respect to the Purchased Assets and any related Income with respect thereto.
d.No Seller Party shall employ sub-servicers (other than the Servicer or Affiliates thereof or Third Party Servicers) to service the Purchased Assets and Contributed Mezzanine Loans without the prior written approval of Administrative Agent, which such approval shall not be unreasonably withheld. If the Purchased Assets and Contributed Mezzanine Loans are serviced, in whole or in part, by a sub-servicer (i) Servicer shall nevertheless remain primarily liable to Administrative Agent for the servicing of the Purchased Assets and Contributed Mezzanine Loans under the Servicing Agreement; and (ii) any agreement with a subservicer shall entitle Administrative Agent to terminate such subservicer without fee or penalty in the event that Servicer is replaced subject to the terms of the applicable sub-servicing agreement.
e.Seller Parties shall cause Servicer to provide to Administrative Agent, electronically, in a format mutually acceptable to Administrative Agent and Seller Parties, by no later than the Reporting Date, the Servicing Report.
f.For the avoidance of doubt, no Seller Party retains rights to the servicing other than the revocable license granted by Administrative Agent to the Seller Parties to service under the Servicing Agreement. As such, each Seller Party expressly acknowledges that the Purchased Assets and Contributed Mezzanine Loans are sold to Administrative Agent for the benefit of Buyers on a “servicing released” basis.
13.Representations and Warranties

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Each Seller Party and Guarantor represents and warrants to Administrative Agent and Buyers as of the date hereof and as of each Purchase Date for any Transaction and at all times while the Program Agreements are in full force and effect and/or any Transaction under the Agreement is outstanding that:

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(1)Seller Party and Guarantor Existence. Each Seller Party has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. Guarantor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.
(2)Licenses. Each Seller Party and Guarantor is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations. Each Seller Party and Guarantor has the requisite power and authority and legal right to originate and purchase, or cause to be originated or purchased, Eligible Assets (as applicable) and to own, sell and grant a lien on all of its right, title and interest in and to the Repurchase Assets and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement and any Transaction Request and Confirmation.
(3)Power. Each Seller Party and Guarantor has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.
(4)Due Authorization. Each Seller Party and Guarantor has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements to which it is a party, as applicable. This Agreement, any Transaction Request and Confirmation and the Program Agreements to which it is a party have been (or, in the case of Program Agreements and any Transaction Request and Confirmation not yet executed, will be) duly authorized, executed and delivered by Seller Parties and Guarantor, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against Seller Parties and Guarantor in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.
Financial Statements. The Guarantor has heretofore furnished to Administrative Agent a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of the Guarantor ended December 31, 2024 and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of Ernst & Young LLP and (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal periods of the Guarantor ended June 30, 2025 and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form

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the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis, except as noted therein (subject as to interim statements to normal year-end adjustments). Since January 31, 2025, there has been no material adverse change in the consolidated business, operations or financial condition of the Guarantor and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor is any Seller Party aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change. The Guarantor has, on the date of the statements delivered pursuant to this Section (the “Statement Date”) no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, to the extent required in accordance with GAAP, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of any Seller Party except as heretofore disclosed to Administrative Agent in writing.
(5)Event of Default. There exists no Event of Default under Section 15(b) hereof, which default gives rise to a right to accelerate indebtedness as referenced in Section 15(b) hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.
(6)Solvency. Each Seller Party and Guarantor is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business. No Seller Party or Guarantor intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets. The amount of consideration being received by Seller Parties upon the sale of the Purchased Assets to Administrative Agent for the benefit of Buyers (and the transfer of any Contributed Mezzanine Loans to Mezzanine Loan Subsidiary and resulting Purchase Price Increase) constitutes reasonably equivalent value and fair consideration for such Purchased Assets. No Seller Party is transferring any Purchased Assets or Contributed Mezzanine Loans with any intent to hinder, delay or defraud any of its creditors.
No Conflicts. The execution, delivery and performance by each Seller Party and Guarantor of this Agreement, any Transaction Request and Confirmation hereunder and the Program Agreements do not conflict with any term or provision of the organizational documents of any Seller Party or Guarantor or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to any Seller Party or Guarantor of any court, regulatory body, administrative agency or

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governmental body having jurisdiction over any Seller Party or Guarantor, which conflict would be reasonably likely

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to have a Material Adverse Effect and will not result in any violation of any material instrument, agreement or obligation to which any Seller Party or Guarantor is a party.
(7)True and Complete Disclosure. All information, reports, exhibits, schedules, financial statements or certificates of each Seller Party or Guarantor furnished or to be furnished to Administrative Agent or Buyers in connection with the initial or any ongoing due diligence of each Seller Party or Guarantor, or the negotiation, preparation, or delivery of the Program Agreements are true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All financial statements have been prepared in accordance with GAAP.
(8)Approvals. No consent, approval, authorization or order of, registration or filing (other than the filing of Uniform Commercial Code financing statements on Form UCC-1 or UCC-3 as contemplated by this Agreement or the Program Agreements) with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by each Seller Party or Guarantor of this Agreement, any Transaction Request and Confirmation and the Program Agreements.
(9)Litigation. There is no action, proceeding or investigation pending with respect to which any Seller Party or Guarantor has received service of process or, to the best of any Seller Party’s or Guarantor’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Request and Confirmation or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Request and Confirmation or any Program Agreement, (C) makes a claim individually or in an aggregate amount greater than (i) with respect to any Seller Party, $500,000, and (ii) with respect to Guarantor,
$15,000,000, (D) which requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder or (E) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Request and Confirmation or any Program Agreement.
(10)Material Adverse Effect. To each Seller Party’s actual knowledge, no Material Adverse Effect has occurred.
(11)Ownership. Upon payment of the Purchase Price and the filing of the financing statement and delivery of the Asset Files to the Custodian and the Custodian’s receipt of the related Purchased Asset Schedule, Administrative Agent, for the benefit of Buyers, shall become the sole owner of the Purchased Assets (including Mezzanine Loan Subsidiary Interests) and related Repurchase Assets or Mezzanine Loan Subsidiary Interests, as applicable, free and clear of all liens and encumbrances.

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Taxes. Each Seller Party and Guarantor have timely filed all federal and other material tax returns that are required to be filed by them and have timely paid all

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Taxes, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of each Seller Party and Guarantor in respect of Taxes and other governmental charges are adequate.
(12)Investment Company. No Seller Party or Guarantor is an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
(13)Chief Executive Office; Jurisdiction of Organization. Each Seller Party’s chief executive office is located at c/o Benefit Street Partners L.L.C., 1 Madison Avenue, Suite 1600, New York, New York 10010. Each Seller Party shall provide Administrative Agent with thirty days advance notice of any change in such Seller Party’s principal office or place of business or jurisdiction.
(14)Location of Books and Records. The location where each Seller Party keeps its books and records, including all computer tapes and records relating to the Purchased Assets, Contributed Mezzanine Loans and the related Repurchase Assets is its chief executive office.
(15)ERISA. Each Plan, if any, to which each Seller Party, Guarantor or its Subsidiaries make direct contributions, and, to the knowledge of each Seller Party and Guarantor, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other federal or state law.
(16)Reserved.
(17)Agreements. No Seller Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement, instrument, or indenture which default is reasonably likely to have a Material Adverse Effect.
(18)Other Indebtedness. No Seller Party has Indebtedness other than Indebtedness evidenced or contemplated by this Agreement or the Program Agreements.
(19)No Reliance. Each Seller Party and Guarantor has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. No Seller Party or Guarantor is relying upon any advice from Administrative Agent or Buyers as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

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(20)Plan Assets. No Seller Party or Guarantor is an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, the Purchased Assets are not “plan assets” within the meaning of 29 CFR
§2510.3-101 as amended by Section 3(42) of ERISA in such Seller Party’s hands, and

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transactions by or with any Seller Party or Guarantor are not subject to any state or local statute regulating investments, or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
(21)No Prohibited Persons. No Seller Party nor, to the knowledge of any Seller Party, any director, officer, agent or employee of ay Seller Party or any of its subsidiaries is an individual or entity (“Prohibited Person”) that is currently the subject of any OFAC-Administered Sanctions, nor is located, organized or resident in a country or territory that is the subject of OFAC-Administered Sanctions; and Seller shall not directly or indirectly use the proceeds of the Transactions hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Prohibited Person, to fund activities of or business with any Prohibited Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of OFAC-Administered Sanctions, or in a manner that would otherwise cause any Prohibited Person (including any Prohibited Person involved in the Transactions hereunder) to violate any OFAC-Administered Sanctions.
(22)Asset File. Each Asset File delivered by each Seller Party represents a true and correct copy of the documents contained therein and each Purchased Asset Schedule and Closing Data Tape, together with all other information contained therein prepared by a Seller Party and delivered by a Seller Party to Administrative Agent immediately prior to the Purchase Date, is true and correct in all material respects and conforms in all material respects to the Summary Diligence Materials and Preliminary Data Tape previously provided to Administrative Agent and pursuant to which Administrative Agent has elected to enter into the Transaction.
(23)Compliance with 1933 Act. Except as contemplated herein, no Seller Party nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mezzanine Loan Subsidiary Interest, any interest in any Mezzanine Loan Subsidiary Interest or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mezzanine Loan Subsidiary Interest, any interest in any Mezzanine Loan Subsidiary Interest or any other similar security from, or otherwise approached or negotiated with respect to any Mezzanine Loan Subsidiary Interest, any interest in any Mezzanine Loan Subsidiary Interest or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of any Mezzanine Loan Subsidiary Interest under the 1933 Act, or, so long as Administrative Agent and all Buyers are “accredited investors” under and as defined in regulations promulgated under the 1933 Act, would render the disposition of any Mezzanine Loan Subsidiary Interest.
Sanctions. Each Seller Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Person and its respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and Sanctions, and each of Seller Party, its respective Subsidiaries and its respective officers and to the knowledge of such Person, its

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directors, employees and agents, are in compliance with Anti-Corruption Laws and Sanctions in all material respects. None of (a)

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any Seller Party or any Subsidiary of the foregoing or any of their respective directors or officers, or (b) to the knowledge of such Person, any agent or employee of such Person or any Subsidiary that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person. No use of proceeds from any Transaction or other transaction contemplated by this Agreement by any Seller Party or any Affiliate thereof will violate Anti-Corruption Laws or Sanctions.
a.With respect to every Purchased Asset and Contributed Mezzanine Loan, each Seller Party and Guarantor represents and warrants to Administrative Agent and Buyers as of the applicable Purchase Date for any Transaction and each date thereafter that each representation and warranty set forth on Schedule 1 is true and correct; provided that, with respect to any Purchased Asset that is a Pari Passu Loan Interest, the Sellers, Guarantor and Administrative Agent shall agree such modifications to the representations and warranties set forth on Schedule 1 as shall be appropriate to reflect the fact that such Purchased Asset is a Pari Passu Loan Interest and not a whole Commercial Mortgage Loan, with such revised representations and warranties to be included as a revised version of Schedule 1 that will be attached to the Transaction Request and Confirmation relating to such Purchased Asset at the time of such Transaction.
b.The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Assets to Administrative Agent for the benefit of Buyers and to each Buyer and shall continue for so long as the Purchased Assets and Contributed Mezzanine Loans are subject to this Agreement. Upon discovery by Seller Parties, Guarantor, Servicer or Administrative Agent of any breach of any of the representations or warranties set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the others.
14.Covenants
Each Seller Party and Guarantor covenants with Administrative Agent and Buyers that at all times, during the term of this Agreement:
a.Litigation. Each Seller Party and Guarantor, as applicable, will promptly, and in any event within ten (10) days after service of process on any of the following, give to Administrative Agent notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting such Seller Party or Guarantor or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually or in an aggregate amount greater than (i) with respect to such Seller Party, $100,000, and (ii) with respect to Guarantor,
$2,500,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. Each Seller Party and Guarantor, as applicable, will promptly provide notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.

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Prohibition of Fundamental Changes. No Seller Party or Guarantor shall enter into any transaction of merger or consolidation or amalgamation (unless in the case of

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Guarantor it is the surviving entity), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets (except as otherwise permitted herein).
b.Servicer. Upon the occurrence and continuation of an Event of Default and on each Reporting Date, each Seller Party shall cause Servicer to provide to Administrative Agent, electronically, in a format mutually acceptable to Administrative Agent and Seller Parties, the Servicing Report. No Seller Party shall cause the Purchased Assets to be serviced by any servicer other than the Servicer.
c.Insurance. The Guarantor and/or its advisor, Benefit Street Partners, L.L.C., shall continue to maintain, for each Seller Party and its Subsidiaries, Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets in an aggregate amount at least equal to $5,000,000. The Guarantor shall notify Administrative Agent of any material change in the terms of any such Fidelity Insurance.
d.No Adverse Claims. Each Seller Party warrants and will defend, and shall cause Servicer to defend, the right, title and interest of Administrative Agent and Buyers in and to all Purchased Assets and the related Repurchase Assets against all adverse claims and demands.
e.Assignment. Except as permitted herein, no Seller Party shall sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Assets or any interest therein, provided that this Section shall not prevent any transfer of Purchased Assets in accordance with the Program Agreements.
f.Security Interest. Each Seller Party shall do all things necessary to preserve the Purchased Assets and the related Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder in accordance with Section 8. Without limiting the foregoing, each Seller Party will comply with all rules, regulations and other laws of any Governmental Authority and cause the Purchased Assets, Contributed Mezzanine Loans and the related Repurchase Assets to comply with all applicable rules, regulations and other laws.
g.Records.
Seller Parties shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Assets and Contributed Mezzanine Loans in accordance with industry custom and practice for assets similar to the Purchased Assets and Contributed Mezzanine Loans, including those maintained pursuant to the succeeding subparagraph, and all such Records shall be in Custodian’s possession unless Administrative Agent otherwise approves. No Seller Party will allow any such papers, records or files that are an original or an only copy to leave Custodian’s possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event such Seller Party will obtain or cause to be obtained a receipt from a

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financially responsible person for any such paper, record or file. Each Seller Party or the Servicer of the Purchased Assets and Contributed Mezzanine Loans will maintain all such Records

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not in the possession of Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Assets and Contributed Mezzanine Loans and preserve them against loss.
(1)For so long as Administrative Agent has an interest in or lien on any Purchased Asset or any Contributed Mezzanine Loan, each Seller Party will hold or cause to be held all related Records in trust for Administrative Agent. Each Seller Party shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Administrative Agent granted hereby.
(2)Upon reasonable advance notice from Custodian or Administrative Agent, the Seller Parties shall (x) make any and all such Records available to Custodian or Administrative Agent or any Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, subject to the terms of any confidentiality agreement between Administrative Agent and any Seller Party and applicable law, and if no such confidentiality agreement then exists between Administrative Agent and such Seller Party, Administrative Agent and such Seller Party shall act in accordance with customary market standards regarding confidentiality and applicable law, and (y) permit Administrative Agent or any Buyer or its authorized agents to discuss the affairs, finances and accounts of any Seller Party with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of such Seller Party with its independent certified public accountants.
h.Books. Each Seller Party shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Assets or Contributed Mezzanine Loans to Administrative Agent for the benefit of Buyers.
i.Approvals. Each Seller Party shall maintain all licenses, permits or other approvals necessary for such Seller Party to conduct its business and to perform its obligations under the Program Agreements, and such Seller Party shall conduct its business in accordance with applicable law in all material respects.
j.Material Change in Business. No Seller Party or Guarantor shall make any material change in the nature of its business as carried on at the date hereof.
k.Distributions. If (i) an Event of Default has occurred and is continuing pursuant to Sections 15(a) or 15(d) of this Agreement; (ii) an Event of Default has occurred and is continuing due to Guarantor’s failure to comply Section 14(w) of this Agreement or (iii) if an Event of Default would result therefrom; no Seller Party nor Guarantor shall pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Seller Party or Guarantor.

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Applicable Law. Each Seller Party and Guarantor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority in all material respects.

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l.Existence. Each Seller Party and Guarantor shall preserve and maintain their legal existence and all of their material rights, privileges, licenses and franchises.
m.Chief Executive Office; Jurisdiction of Organization. No Seller Party shall move its chief executive office from the address referred to in Section 13(a)(16) or change its jurisdiction of organization from the jurisdiction referred to in Section 13(a)(16) unless it shall have provided Administrative Agent thirty (30) days’ prior written notice of such change.
n.Taxes. Each Seller Party and Guarantor shall timely file all tax returns that are required to be filed by them and shall timely pay and discharge all Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property, except for any such Tax, assessment, charge or levy the payment of which is being contested in good faith by proper proceedings diligently conducted and with respect to which adequate reserves are being maintained.
o.Transactions with Affiliates. No Seller Party will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under the Program Agreements, (b) in the ordinary course of such Seller Party’s business and (c) upon fair and reasonable terms no less favorable to such Seller Party than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate.
p.Guarantees. Except to the extent arising from the performance of any obligation, right or remedy under and expressly contemplated by any Purchased Asset Documents, no Seller Party shall create, incur, assume or suffer to exist any Guarantees.
q.Indebtedness. No Seller Party shall incur any additional Indebtedness without the prior written consent of Administrative Agent.
r.True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates provided by or on behalf of any Seller Party or Guarantor furnished to Administrative Agent and/or Buyers hereunder and during Administrative Agent’s and/or Buyers’ diligence of such Seller Party and Guarantor are and will be true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by each Seller Party to Administrative Agent and/or Buyers pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.
s.Plan Assets. No Seller Party or Guarantor is or shall be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and no Seller Party or Guarantor shall use “plan assets” within the meaning of 29 CFR
§2510.3-101 as amended by Section 3(42) of ERISA to engage in this Agreement or any Transaction hereunder, and transactions by or with any Seller Party or Guarantor shall not be subject to any state or local statute regulating investments of, or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.

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t.Hedging. The Guarantor, or a wholly owned subsidiary thereof, shall enter into and maintain Interest Rate Protection Agreement Transactions in an amount and in accordance with Guarantor’s internal hedging policy. Guarantor shall notify Administrative Agent of any material change in Guarantor’s internal hedging policy prior to implementing such change. Administrative Agent shall advise Guarantor in writing of any objection to such change in policy within five (5) Business Days after having been notified of the proposed change and, if Administrative Agent so raises a written objection, Guarantor shall have a period of ten (10) Business Days in which to adjust the change in hedging policy in a manner acceptable to Administrative Agent.
u.Financial Covenants. Guarantor shall at all times comply with all financial covenants and/or financial ratios set forth in Section 3 of the Pricing Side Letter.
v.Amendments. No Seller Party shall materially amend, modify or waive any Purchased Asset Documents without the prior written consent of Administrative Agent. Without limiting the foregoing, each Seller Party shall provide prompt written notice to Administrative Agent of any amendments, modifications or waivers relating to the Mortgage Loan, together with a copy thereof. For the avoidance of doubt and without limiting the generality of Section 6 hereof or the definitions of “Market Value” or “Asset Value” hereof, Administrative Agent’s approval of any amendment, modification or waiver shall not preclude Administrative Agent’s ability to re-determine Market Value of any Purchased Asset as a result of such amendment, modification or waiver; provided that any such approval and re-determination of Market Value shall in no way limit Administrative Agent’s right to determine Market Value in the manner and at the times otherwise permitted under the Program Agreements.
Seller Party Separateness Covenant. Each Seller Party shall (a) own no assets, and will not engage in any business, other than the assets and transactions consistent with those specifically contemplated by this Agreement and the Program Agreements, and incidental property, assets and transactions, as the case may be, necessary to perform its obligations thereunder in accordance therewith; (b) not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant hereto, the Program Agreements and any management agreement; (c) not make any loans or advances to any third party other than in connection with the acquisition or holding of any Purchased Assets, Contributed Mezzanine Loans or the other Eligible Assets acquired after the date hereof, and shall not acquire obligations or securities of its Affiliates, other than a Seller Party under and in accordance with, or subject to, the Program Agreements; (d) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets except to the extent contemplated or required by the Program Agreements (with no obligation to make capital contributions), it being understood, however, and agreed that each Seller Party, and certain of their Affiliates, are externally managed organizations managed by a common Affiliate; (e) comply with the provisions of its organizational documents; (f) do all things necessary to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its organizational documents, or suffer same to be amended, modified or otherwise changed, without the prior written consent of Administrative Agent on behalf of Buyers; (g) maintain all of its books, records, financial statements and bank accounts (other than in respect of the Deposit Account or any

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Servicer Account, to the extent permitted or required by the Program Agreements) separate from those of its Affiliates, and in the case of any Deposit

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Account as and to the extent provided in the related Control Account Agreement, the Repurchase Agreement and the other Program Agreements (except that such financial statements may be consolidated to the extent consolidation is required under GAAP or as a matter of law); (h) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and, to the extent it owns or uses separate stationery, invoices and checks, to use the same bearing its own name and other identifying information (it being understood, however, and agreed that each Seller Party and certain of their Affiliates, are externally managed organizations managed by a common Affiliate); (i) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations (with no obligation to make capital contributions); (j) not engage in or suffer any Change in Control, dissolution, winding up, liquidation, consolidation or merger in whole or in part unless permitted under this Agreement or a Program Agreement; (k) not commingle its funds or other assets with those of any Affiliate or any other Person, except as contemplated by this Agreement or the Program Agreements;
(l) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person; (m) not and will not hold itself out to be responsible for the debts or obligations of any other Person (other than as contemplated hereunder or the Program Agreements); (n) cause each of its direct owners to agree not to (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to such Seller Party; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to such Seller Party; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such Seller Party or a substantial portion of its properties; (iii) make any assignment for the benefit of such Seller Party’s creditors, in the case of each of clause (i), (ii), and (iii), without the prior written consent of such Seller Party’s Independent Manager.
w.Similar Facility. In the event that Guarantor or any Subsidiary thereof (i) enters into any other commercial real estate loan repurchase, credit, warehouse lending or financing facility entered into to finance assets which are which are similar to the Eligible Assets (a “Similar Facility”) having any financial covenant applicable to Guarantor that is more restrictive than, or additional to, the financial covenants under this Agreement (any such more restrictive or additional covenant, an “MFN Covenant”), or (ii) amends any Similar Facility in a manner that results in such facility having any MFN Covenant applicable to Guarantor, then (A) Guarantor will notify Administrative Agent at least two (2) Business Days prior to the effectiveness of such MFN Covenant and (B) the financial covenants contained in the Guaranty delivered by Guarantor in connection with this Agreement will, as of the first (1st) Business Day of the next calendar quarter, automatically be deemed to be modified to reflect such MFN Covenant (whether through amendment of an existing financial covenant contained in the Guaranty or the inclusion of an additional financial covenant). Administrative Agent shall be permitted to require that the financial covenants under the Program Documents be amended to match the MFN Covenant applicable to Guarantor under any such Similar Facility.

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Beneficial Ownership Certification. Each Seller Party shall at all times either (i) ensure that such Seller Party has delivered to Administrative Agent a Beneficial

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Ownership Certification, if applicable, and that the information contained therein is true and correct in all respects or (ii) deliver to Administrative Agent an updated Beneficial Ownership Certification within one (1) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects.
x.Investment Company. No Seller Party nor any of its Subsidiaries shall become an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, as amended, and solely with respect to Mezzanine Loan Subsidiary, shall not become an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, as amended.
y.Prohibited Transactions. Guarantor shall not, at any time while a default in the payment of the Obligations under the Guaranty or the obligations hereunder has occurred and is continuing, either (i) enter into or effectuate any transaction with any Affiliate that would reduce the Net Worth of Guarantor (including the payment of any dividend or distribution to a shareholder, or the redemption, retirement, purchase or other acquisition for consideration of any stock or other ownership interest in such Guarantor) or (ii) sell, pledge, mortgage or otherwise transfer to any Person any of such Guarantor’s assets, or any interest therein.
z.No Pledge. No Seller shall pledge, transfer or convey any security interest in the Deposit Account or Control Account Agreement to any Person without the express written consent of Administrative Agent.
aa.No Division/Series Transactions. Notwithstanding anything to the contrary contained in this Agreement or any other Program Agreement, (i) Each Seller Party is a limited liability company organized under the laws of the State of Delaware and shall not enter into (or agree to enter into) any Division/Series Transaction, or permit any of its Subsidiaries to enter into (or agree to enter into), any Division/Series Transaction and (ii) none of the provisions in this Agreement nor any other Program Agreement, shall be deemed to permit any Division/Series Transaction.
15.Events of Default
Each of the following shall constitute an “Event of Default” hereunder:
a.Payment Failure. Failure of any Seller Party to (i) make any payment of
(A) Price Differential within two (2) Business Days after the Price Differential Payment Date; (B) Repurchase Price on a Repurchase Date or Release Price on a Release Date; (C) the Funding Fee, Extension Fee or Exit Fee when due or (D) any other sum which has become due, whether by acceleration or otherwise, under the terms of this Agreement which failure in the case of this clause
(D) is not remedied within five (5) Business Days of notice of knowledge thereof or (ii) cure any Margin Deficit when due pursuant to Section 6 hereof.
b.Cross Default. (i) Seller Parties or Guarantor shall be in default under

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(i) any Indebtedness, in the aggregate, in excess of (x) with respect to any Seller Party, $250,000, and (y) with respect to Guarantor, $10,000,000, which default (1) involves the failure to pay a

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matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract or contracts, in the aggregate in excess of (x) with respect to any Seller Party, $250,000, and (y) with respect to Guarantor, $10,000,000, to which any Seller Party or Guarantor is a party which default
(1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.
c.Assignment. Assignment or attempted assignment by any (i) Seller Party or Guarantor of this Agreement or any rights hereunder, (ii) Guarantor of the Guaranty or any rights thereunder, or (iii) Pledgor of the Pledge Agreement or any rights thereunder, each case, without first obtaining the specific written consent of Administrative Agent, or the granting by any Seller Party of any security interest, lien or other encumbrances on any Purchased Assets to any person other than Administrative Agent.
d.Insolvency. An Act of Insolvency shall have occurred with respect to any Seller Party or Guarantor.
e.Material Adverse Effect. A Material Adverse Effect with respect to clause
(b) or (c) of the definition thereof shall have occurred as determined by Administrative Agent in its sole good faith discretion.
f.Breach of Identified Representation or Covenant or Obligation. A breach by:
i.any Seller Party or Guarantor of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1) solely with respect to any Seller Party’s or Guarantor’s failure to be duly organized or validly existing (Seller Party and Guarantor Existence), 13(a)(7) (Solvency), 13(a)(12) (Material Adverse Change), 13(a)(21) (Other Indebtedness), 14(b) (Prohibition of Fundamental Changes), 14(l) (Distributions), 14(n) (Existence), 14(r) (Guarantees), 14(s) (Indebtedness), 14(u) (Plan Assets), 14(w) (Financial Covenants), 14(x) (Amendments), 14(y) (Seller Party Separateness Covenant), 14(z) (Similar Facility) or 14(cc) (Prohibited Transactions) of this Agreement.
ii.Pledgor of any of the representations, warranties or covenants or obligations set forth in Sections 6(a) (Pledgor Existence), 6(e) (Solvency), 6(j) (Material Adverse Change), 7(a) (Prohibition on Fundamental Changes), 7(c) (Distributions), 7(e) (Existence), 7(h) (Plan Assets) of the Pledge Agreement.
Breach of Non-Identified Representation or Covenant. A breach by any Seller Party or Guarantor of any other material representation, warranty or covenant set forth in this Agreement or any other Program Agreement (and not otherwise specified in Section 15(f) above; including, without limitation any Seller Party’s or Guarantor’s failure to be in good standing in accordance with Section 13(a)(1)), if such breach is not cured within ten (10) Business Days (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the

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purpose of determining the Asset Value, the existence of a Margin Deficit and the obligation to repurchase such Purchased Asset unless (i) such party shall have made any such

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representations and warranties with knowledge that they were materially false or misleading at the time made, or (ii) any such representations and warranties have been determined by Administrative Agent in its sole discretion to be materially false or misleading on a regular basis).
g.Guarantor Breach. A breach by Guarantor of any material representation, warranty or covenant set forth in the Guaranty or any other Program Agreement, any “event of default” by Guarantor under the Guaranty, any repudiation of the Guaranty by Guarantor, or if the Guaranty is not enforceable against Guarantor; provided, however, that any such default, failure to perform or breach shall not constitute an Event of Default if Guarantor cures such default or failure to perform, as the case may be, within the grace notice and/or cure period above.
h.Change of Control. The occurrence of a Change in Control.
i.Failure to Transfer. Any Seller Party fails to transfer the Purchased Assets to Administrative Agent for the benefit of the applicable Buyer on the applicable Purchase Date (provided Administrative Agent, on behalf of the applicable Buyer, has tendered the related Purchase Price).
j.Judgment. A final judgment or judgments (i) for the payment of money in excess of (i) with respect to any Seller Party, $250,000, and (ii) with respect to Guarantor,
$10,000,000, individually or in the aggregate shall be rendered against any Seller Party or Guarantor, in each case, by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry thereof.
k.Government Action. Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of any Seller Party or Guarantor, or shall have taken any action to displace the management of any Seller Party or Guarantor or to curtail its authority in the conduct of the business of any Seller Party or Guarantor, or takes any action in the nature of enforcement to remove, limit or restrict the approval of any Seller Party or Guarantor as an issuer, buyer or a seller/servicer of mortgage loans or securities backed thereby, and such action provided for in this subparagraph shall not have been discontinued or stayed within thirty (30) days.
l.Inability to Perform. An officer of any Seller Party or Guarantor shall admit its inability to, or its intention not to, perform any of any Seller Party Obligations or Guarantor’s obligations hereunder or under the Guaranty.
m.Security Interest. This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Purchased Assets or other Repurchase Assets purported to be covered hereby to the extent set forth in Section 8.

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Financial Statements. Each Seller Party’s or Guarantor’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of such Seller Party or Guarantor as a “going concern” or a reference of similar import.

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n.Servicer Termination Event. A Servicer Termination Event shall have occurred and Seller Parties shall not have appointed a successor servicer acceptable to Administrative Agent, transferred the servicing of the Purchased Assets and Contributed Mezzanine Loans to such successor servicer and delivered a fully executed Servicer Instruction and Acknowledgment Letter with such successor servicer, in each case, within forty-five (45) days following the occurrence of such Servicer Termination Event.
An Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent in writing.
16.Remedies Upon Default
In the event that an Event of Default shall have occurred:
a.Administrative Agent may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency of any Seller Party or Guarantor), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). Administrative Agent shall (except upon the occurrence of an Act of Insolvency of any Seller Party or Guarantor) give notice to any Seller Party of the exercise of such option as promptly as practicable.
b.If Administrative Agent exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Section, (i) Seller Parties’ obligations in such Transactions to repurchase all Purchased Assets, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Section, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by Administrative Agent and applied in accordance with Section 7(f) hereof, and
(iii) Seller Parties shall immediately deliver to Administrative Agent the Asset Files relating to any Purchased Assets and Contributed Mezzanine Loans subject to such Transactions then in Seller Parties’ possession or control.
Administrative Agent also shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all Records and files of Seller Parties relating to the Purchased Assets and all documents relating to the Purchased Assets (including, without limitation, any legal, credit or servicing files with respect to the Purchased Assets) which are then or may thereafter come in to the possession of any Seller Party or any third party acting for any Seller Party. To obtain physical possession of any Purchased Assets held by Custodian, Administrative Agent shall present to Custodian a Trust Receipt. Without limiting the rights of Administrative Agent hereto to pursue all other legal and equitable rights available to Administrative Agent for any Seller Party’s or Guarantor’s failure to perform its obligations under this Agreement, each Seller Party and Guarantor acknowledge and agree that the remedy at law for any failure to perform

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obligations hereunder would be inadequate and Administrative Agent shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event

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of any such failure. The availability of these remedies shall not prohibit Administrative Agent from pursuing any other remedies for such breach, including the recovery of monetary damages.
c.Administrative Agent shall have the right to direct all servicers then servicing any Purchased Assets to remit all collections thereon to Administrative Agent, and if any such payments are received by a Seller Party, such Seller Party shall not commingle the amounts received with other funds of such Seller Party and shall promptly pay them over to Administrative Agent. Administrative Agent shall also have the right to terminate any one or all of the servicers then servicing any Purchased Assets with or without cause. In addition, Administrative Agent shall have the right to immediately sell the Purchased Assets and liquidate all Repurchase Assets. Such disposition of Purchased Assets may be, at Administrative Agent’s option, on either a servicing-released or a servicing-retained basis. Administrative Agent shall not be required to give any warranties as to the Purchased Assets with respect to any such disposition thereof. Administrative Agent may specifically disclaim or modify any warranties of title or the like relating to the Purchased Assets. The foregoing procedure for disposition of the Purchased Assets and liquidation of the Repurchase Assets shall not be considered to adversely affect the commercial reasonableness of any sale thereof. Each Seller Party agrees that it would not be commercially unreasonable for Administrative Agent to dispose of the Purchased Assets or the Repurchase Assets or any portion thereof by using Internet sites that provide for the auction of assets similar to the Purchased Assets or the Repurchase Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Administrative Agent shall be entitled to place the Purchased Assets in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market. Administrative Agent shall also be entitled to sell any or all of such Purchased Assets individually for the prevailing price. Administrative Agent shall also be entitled, in its sole discretion to elect, in lieu of selling all or a portion of such Purchased Assets, to give each Seller Party, as applicable credit for such Purchased Assets, the Repurchase Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by such Seller Party hereunder.
d.Upon the happening of one or more Events of Default, Administrative Agent may apply any proceeds from the liquidation of the Purchased Assets and Repurchase Assets to the Repurchase Prices hereunder and all other Obligations in accordance with Section 7(f) hereof.
Each Seller Party shall be liable to Administrative Agent and, without duplication in respect of any such liabilities to the extent incurred by Administrative Agent in exercising any rights or remedies or otherwise performing or enforcing this Agreement or any Program Agreement for the benefit of Buyers, each Buyer for (i) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses incurred by Administrative Agent and each Buyer in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction), whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of external counsel of Administrative Agent and Buyers) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount

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equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge

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transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.
e.To the extent permitted by applicable law, a Seller Party shall be liable to Administrative Agent and each Buyer (without duplication) for interest on any amounts owing by a Seller Party hereunder, from the date a Seller Party becomes liable for such amounts hereunder until such amounts are (i) paid in full by a Seller Party or (ii) satisfied in full by the exercise of Administrative Agent’s rights hereunder on behalf of Buyers. Interest on any sum payable by a Seller Party under this Section 16(g) shall be at a rate equal to the Post Default Rate.
f.Administrative Agent shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.
g.Administrative Agent may exercise one or more of the remedies available to Administrative Agent immediately upon the occurrence of an Event of Default and, except to the extent provided in subsection (a) of this Section, at any time thereafter without notice to the Seller Parties. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Administrative Agent may have.
h.Administrative Agent may enforce its rights and remedies hereunder without prior judicial process or hearing, and each Seller Party hereby expressly waives any defenses any Seller Party might otherwise have to require Administrative Agent to enforce its rights by judicial process. Each Seller Party also waives any defense (other than a defense of payment or performance) any Seller Party might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets or from any other election of remedies. Each Seller Party recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.
i.Each Seller Party recognizes that Administrative Agent may be unable to effect a public sale of any or all of the Purchased Assets and Contributed Mezzanine Loans. Each Seller Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Administrative Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.
j.Nothing contained in the Agreement shall obligate Administrative Agent to segregate any Purchased Assets delivered to Administrative Agent by a Seller Party. Notwithstanding anything to the contrary set forth in the Agreement, in no event shall the Purchased Assets remain in the custody of a Seller Party or any Affiliate of such Seller Party.
17.Reports

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a.Notices. Seller Parties or Guarantor shall furnish to Administrative Agent
(x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) and any material financial information

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that is not otherwise required to be provided by Seller Parties hereunder which is given to the Seller Parties’ lenders, (y) immediately, notice of the occurrence of any Event of Default hereunder or default or breach by any Seller Party or Servicer or Guarantor of any obligation under any Program Agreement or any material contract or agreement of any Seller Party or Servicer or Guarantor or the occurrence of any event or circumstance that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default and (z) the following:
(1)as soon as available and in any event within sixty (60) calendar days after the end of each calendar quarter, the unaudited consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of Guarantor and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);
(2)as soon as available and in any event within one-hundred and twenty
(120) days after the end of each fiscal year of Guarantor, the consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Administrative Agent in its sole discretion, shall have no “going concern” qualification and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Guarantor and its respective consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;
(3)such other information that Administrative Agent may reasonably request;
(4)if applicable, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by any Seller Party or Guarantor, within five (5) Business Days of their filing with the SEC; provided, that, any Seller Party, Guarantor or any Affiliate will provide Administrative Agent with a copy of the annual 10-K filed with the SEC by any Seller Party, Guarantor or their Affiliates, no later than ninety (90) days after the end of the year;
as soon as available, and in any event within thirty (30) days of receipt, copies of relevant portions of all final written Governmental Authority and investor audits, examinations,

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evaluations, monitoring reviews and reports of its operations (including those prepared on a contract basis) which provide for or relate to (i) material

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corrective action required, (ii) material sanctions proposed, imposed or required, including without limitation notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, or (iii) “report cards,” “grades” or other classifications of the quality of any Seller Party’s operations;
(5)monthly, Guarantor’s total loan production volume;
(6)as soon as available, but in any event once per calendar quarter, financial statements with respect to the underlying property related to the Purchased Assets and Contributed Mezzanine Loans;
(7)from time to time such other information regarding the financial condition, operations, or business of the Guarantor or any Seller Party as Administrative Agent may reasonably request;
(8)as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of the Guarantor or any Seller Party has knowledge of the occurrence of any Event of Termination, stating the particulars of such Event of Termination in reasonable detail;
(9)as soon as reasonably possible, notice of any of the following events:
(a)change in the insurance coverage required of any Seller Party, Guarantor pursuant to any Program Agreement, with a copy of evidence of same attached;
(b)any material dispute, litigation, investigation, proceeding or suspension between any Seller Party, Guarantor or Servicer, on the one hand, and any Governmental Authority or any Person including, without limitation, any licensing issues;
(c)any material change in accounting policies or financial reporting practices of any Seller Party or Guarantor;
(d)with respect to any Purchased Asset, immediately upon receipt of notice or knowledge thereof, that the Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect materially and adversely the value of such Purchased Asset;
(e)any material issues raised upon examination of any Seller Party’s facilities by any Governmental Authority;
any material change in the Indebtedness of any Seller Party, including, without limitation, any default, renewal, non-renewal, termination, increase in available amount or decrease in available amount related thereto;

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(f)promptly upon receipt of notice or knowledge of (i) any default related to any Purchased Asset, (ii) any lien or security interest (other than security interests created hereby or by the other Program Agreements) on, or claim asserted against, any of the Purchased Assets; and
(g)any other event, circumstance or condition that has resulted, or is reasonably likely to result in, a Material Adverse Effect.
b.Officer’s Certificates. Each Seller Party will furnish to Administrative Agent, at the time the such Seller Party furnishes each set of financial statements pursuant to Section 17(a)(1) or (2) above, a certificate of a Responsible Officer of such Seller Party in the form of Exhibit A to the Pricing Side Letter.
c.Servicing Reports. Each Seller Party will furnish to Administrative Agent a Servicing Report by no later than the Reporting Date.
d.Distribution Worksheet. Each Seller Party shall provide to Administrative Agent, electronically, in a format mutually acceptable to Administrative Agent and such Seller Party, a Distribution Worksheet by no later than the Reporting Date.
e.Other. Each Seller Party shall deliver to Administrative Agent any other reports or information reasonably requested by Administrative Agent or as otherwise required pursuant to this Agreement.
18.Repurchase Transactions
A Buyer may, in its sole election, engage in repurchase transactions (as “seller” thereunder) with any or all of the Purchased Assets and/or Repurchase Assets or pledge, hypothecate, assign, transfer or otherwise convey any or all of the Purchased Assets and/or Repurchase Assets with a counterparty of such Buyer’s choice (such transaction, a “Repledge Transaction”); provided that each counterparty under a Repledge Transaction (each a “Repledgee”) shall not be a Prohibited Assignee. Any Repledge Transaction shall be effected by notice to Administrative Agent, and shall be reflected on the books and records of Administrative Agent. No such Repledge Transaction shall relieve Administrative Agent or such Buyer of its obligations to transfer Purchased Assets, Repurchase Assets to the Seller Parties (and not substitutions thereof) pursuant to the terms hereof. In the event such Buyer engages in a Repledge Transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased Assets, such Buyer shall have the right to assign to such Buyer’s counterparty any of the applicable representations or warranties herein and the remedies for breach thereof, as they relate to the Purchased Assets that are subject to such repurchase transaction. Notwithstanding the foregoing, in the event of a Repledge Transaction, the Seller Parties shall only be required to deal with Administrative Agent and Administrative Agent shall deal exclusively with Seller Parties on behalf of any Repledgee, subject to the terms and conditions hereof. In furtherance, and not by limitation of, the foregoing, it is acknowledged that each Repledgee, is a repledgee as contemplated by Sections 9-207 and 9-623 of the UCC (and the relevant Official Comments thereunder). Administrative Agent and Buyers are each hereby authorized to share any information delivered hereunder with the Repledgee so long as the Repledgee agrees to hold all such information in strict

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confidence subject to the same exceptions and qualifications as are provided in Section 32 with respect to disclosures by Seller Parties or Guarantor to Administrative Agent and Buyers.
19.Single Agreement
Administrative Agent, Buyers and Seller Parties acknowledge that, and have entered hereunto, and will enter into each Transaction hereunder, in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Administrative Agent, Buyers and each Seller Party agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set-off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.
20.Notices and Other Communications
Any and all notices (with the exception of Margin Calls which shall be given in accordance with Section 6 and Transaction Request and Confirmations, which shall be delivered via electronic mail or other electronic medium agreed to by Administrative Agent and the Seller Parties), statements, demands or other communications hereunder may be given by a party to the other by mail, messenger or otherwise (including without limitation by electronic mail transmission) to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence. Notice provided by electronic mail shall be deemed to be given upon transmission so long as an electronic notice of non-transmission is not received. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person. Except as otherwise provided in this Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
If to any Seller Party or Guarantor:

c/o Benefit Street Partners L.L.C. 1 Madison Avenue, Suite 1600

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New York, New York 10010
Attention: Micah Goodman and CRE Legal
Email: m.goodman@benefitstreetpartners.com and crelegal@benefitstreetpartners.com

With a copy to:
Nelson Mullins Riley & Scarborough LLP One Financial Center, Suite 3500
Boston, Massachusetts 02111 Attention: James W. Bartling, Esq. Email: jim.bartling@nelsonmullins.com

If to Administrative Agent:
Atlas Securitized Products, L.P. 151 West 42nd Street, 5th Floor New York, NY 10036 Attention: Joseph Krmpotich Phone Number: 212-525-3200
Email: AtlasSPGeneralCounsel@Atlas-SP.com with copies to:
david.tlusty@atlas-sp.com; brendan.jordan@atlas-sp.com; paul.m.horwitz@atlas-sp.com;

21.Entire Agreement; Severability
This Agreement and the Administration Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
22.Non assignability
The Program Agreements are not assignable by any Seller Party or Guarantor. Subject to Section 36 (Acknowledgement of Assignment and Administration of Repurchase Agreement) hereof, Administrative Agent and Buyers may from time to time join other Buyers hereto and/or assign all or a portion of their rights and obligations under this Agreement and the Program Agreements pursuant to the Administration Agreement. Administrative Agent shall maintain, solely for this purpose as a non-fiduciary agent of the Seller Parties, for review by the Seller Parties upon written request, a register of assignees (the “Register”) and a copy of an executed assignment and

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acceptance by Administrative Agent and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned; (i)

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notwithstanding anything to the contrary in this Agreement or any other Program Agreement, Administrative Agent and each Buyer hereby agrees that, prior to an Event of Default, neither Administrative Agent nor a Buyer shall assign it rights and obligations under the Program Agreements and/or any Transaction to a Prohibited Assignee and (ii) notwithstanding anything to the contrary in this Agreement or any other Program Agreement, in no event shall Administrative Agent assign or transfer any of its rights or obligations under this Agreement or any other Program Agreement to any Person other than an Affiliate of Administrative Agent on the date hereof without the prior written consent of any Seller Party, which consent shall not be unreasonably withheld.
a.The Register shall be available for inspection by any Seller Party at any reasonable time and from time to time upon reasonable notice. The entries in the Register shall be conclusive absent manifest error, and the Seller Parties, Guarantor, Administrative Agent and Buyers shall treat each Person whose name is recorded in the Register pursuant to the preceding sentence as a Buyer hereunder. Upon such assignment and recordation in the Register, (a) such assignee shall be a party hereto and to each Program Agreement to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and assume the applicable obligations of Administrative Agent and Buyers hereunder, as applicable, and (b) Administrative Agent and Buyers shall, to the extent that such rights and obligations have been so assigned by them to either (i) an Affiliate of Administrative Agent or Buyers which assumes the obligations of Administrative Agent and Buyers, as applicable or (ii) another Person approved by the Seller Parties (such approval not to be unreasonably withheld) which assumes the obligations of Administrative Agent and Buyers, as applicable, be released from its obligations hereunder and under the Program Agreements. Any assignment hereunder shall be deemed a joinder of such assignee as a Buyer hereto. Unless otherwise stated in the Assignment and Acceptance, the Seller Parties shall continue to take directions solely from Administrative Agent unless otherwise notified by Administrative Agent in writing. Administrative Agent and Buyers may distribute to any prospective or actual assignee any document or other information delivered to Administrative Agent and/or Buyers by the Seller Parties, so long as the prospective assignee agrees to hold all such information in strict confidence subject to the same exceptions and qualifications as are provided in Section 32 with respect to disclosures by the Seller Parties or Guarantor to Administrative Agent and Buyers.
b.Any Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement; provided, however, (i) such Buyer’s obligations under this Agreement shall remain unchanged, (ii) such Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Seller Parties shall continue to deal solely and directly with Administrative Agent and Buyers in connection with such Buyer’s rights and obligations under this Agreement and the other Program Agreements except as provided in Section 11(e).
The Seller Parties and Guarantor agree that each participant shall be entitled to the benefits of Section 4(e), Section 11(b), and Section 11(e) (subject to the requirements and limitations therein, including the requirements under Section 11(e) (it being understood that the documentation required under Section 11(e)(vii) shall be delivered to the participating Buyer)) to the same extent as

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if it were a Buyer and had acquired its interest by assignment pursuant to this Section 22; provided that such participant shall not be entitled to receive any greater payment

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under Section 11(b) or Section 11(e), with respect to any participation, than its participating Buyer would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in any applicable law or in the interpretation or application thereof by a Governmental Authority that occurs after the participant acquired the applicable participation. To the extent permitted by applicable law (without regard for the provisions of this sentence), each participant shall also be entitled to the benefits of Section 23 to the same extent as if it had acquired its interest by assignment pursuant to this Section 22.
c.Administrative Agent and each Buyer may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 22, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to any Seller Party, Guarantor or any of its Subsidiaries or to any aspect of the Transactions that has been furnished to Administrative Agent and Buyers by or on behalf of a Seller Party; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Agreement.
23.Set-off
In addition to any rights and remedies of Administrative Agent and Buyers hereunder and by law, Administrative Agent and Buyers shall have the right, without prior notice to the Seller Parties or Guarantor, any such notice being expressly waived by the Seller Parties or Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by the Seller Parties or Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount from the Seller Parties or Guarantor to Administrative Agent, Buyer or any of their Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by a Buyer or any Affiliate thereof to or for the credit or the account of the Seller Parties or the Guarantor under any other agreement. Administrative Agent agrees promptly to notify the Seller Parties and the Guarantor after any such set-off and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such set-off and application.
24.Binding Effect; Governing Law; Jurisdiction
a.This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any permitted Repledgee). Each Seller Party acknowledges that the obligations of Administrative Agent and Buyers hereunder or otherwise are not the subject of any guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Administrative Agent and Buyers. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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EACH SELLER PARTY AND GUARANTOR HEREBY WAIVES TRIAL BY JURY. EACH SELLER PARTY AND GUARANTOR HEREBY IRREVOCABLY

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CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS IN ANY ACTION OR PROCEEDING. EACH SELLER PARTY AND GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION THEY MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS.
25.No Waivers, Etc.
No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by all parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 6(a), 6(b), 16(a) or otherwise, will not constitute a waiver of any right to do so at a later date.
26.Intent
a.The parties recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended, a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended, and a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code, that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code, and that the pledge of the Repurchase Assets constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” the Agreement and Transactions hereunder within the meaning of Sections 101(38A)(A), 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code. The Seller Parties, Administrative Agent and Buyers further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a).
b.Administrative Agent’s or a Buyer’s right to liquidate the Purchased Assets delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies pursuant to Section 16 hereof is a contractual right to liquidate, accelerate or terminate such Transaction as described in Bankruptcy Code Sections 555, 559 and 561; any payments or transfers of property made with respect to this Agreement or any Transaction to satisfy a Margin Deficit shall be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5).

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The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is

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defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
c.It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).
d.This Agreement is intended to be a “repurchase agreement” and a “securities contract,” within the meaning of Section 101(47), Section 555, Section 559 and Section 741 under the Bankruptcy Code.
e.Each party agrees that this Agreement is intended to create mutuality of obligations among the parties, and as such, the Agreement constitutes a contract which (i) is between all of the parties and (ii) places each party in the same right and capacity.
27.Disclosure Relating to Certain Federal Protections
The parties acknowledge that they have been advised that:
a.in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the SIPA do not protect the other party with respect to any Transaction hereunder;
b.in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and
c.in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the FDIC or the National Credit Union Share Insurance Fund, as applicable.
28.Power of Attorney
Each Seller Party hereby authorizes Administrative Agent to file such financing statement or statements relating to the Repurchase Assets without any Seller Party’s signature thereon as Administrative Agent, at its option, may deem appropriate. Each Seller Party hereby appoints Administrative Agent as such Seller Party’s agent and attorney-in-fact to (i) execute any such financing statement or statements in such Seller Party’s name and to perform all other acts which Administrative Agent deems appropriate to perfect and continue its ownership interest in and/or the security interest granted hereby, if applicable, and to protect, preserve and realize upon the Repurchase Assets including, but not limited to, the right to

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endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of such Seller Party as its agent and

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attorney-in-fact and (ii) to pay or discharge Taxes and Liens levied or placed on or threatened against the Repurchase Assets. This agency and power of attorney is coupled with an interest and is irrevocable without Administrative Agent’s consent. In addition to the foregoing, Each Seller Party agrees to execute a Power of Attorney, in the form of Exhibit C hereto, to be delivered on the date hereof. Notwithstanding the foregoing herein or therein, the power of attorney hereby granted or evidenced by the Power of Attorney may be exercised only during the occurrence and continuance of any Event of Default hereunder. The Seller Parties shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 28. In addition to the foregoing, the Seller Parties agree to execute a Power of Attorney, substantially in the form of Exhibit C hereto or Exhibit A to the Pledge Agreement, as applicable, to be delivered on the date hereof.
29.Buyers May Act Through Administrative Agent
Each Buyer has designated Administrative Agent under the Administration Agreement for the purpose of performing any action hereunder.
30.Indemnification; Obligations; Recourse
Each Seller Party and Guarantor (without duplication of any obligation of Guarantor under the Guaranty) agrees to hold Administrative Agent, Buyers and each of its respective Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) harmless from and indemnify each Indemnified Party (and will reimburse each Indemnified Party as the same is incurred) against all liabilities, losses, damages, judgments, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of any kind which may be imposed on, incurred by, or asserted against any Indemnified Party relating to or arising out of this Agreement, any Transaction Request and Confirmation, any Program Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Indemnified Party’s gross negligence or willful misconduct. Subject to the limitations set forth in Section 16(f), the Seller Parties and Guarantor also agree to reimburse each Indemnified Party for all reasonable expenses in connection with the enforcement of this Agreement and the exercise of any right or remedy provided for herein, any Transaction Request and Confirmation and any Program Agreement, including, without limitation, the reasonable fees and disbursements of counsel, subject to all other terms and conditions of the Program Agreements. The Seller Parties’ and Guarantor’s agreements in this Section 30 shall survive the payment in full of the Repurchase Price and the expiration or termination of this Agreement. Each Seller Party and Guarantor hereby acknowledges that its obligations hereunder are recourse obligations of each Seller Party and Guarantor and are not limited to recoveries each Indemnified Party may have with respect to the Purchased Assets. The Seller Parties and Guarantor also agree not to assert any claim against Administrative Agent, each Buyer or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the facility established hereunder, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby. Without limiting the generality of the foregoing, the Seller Parties and the Guarantor agree to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all costs with respect to all

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Purchased Assets relating to or arising out of any taxes incurred or assessed in connection with the ownership of the Purchased Assets,

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that, in each case, results from anything other than the Indemnified Party’s gross negligence or willful misconduct. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED
PARTIES. Notwithstanding anything in this Agreement to the contrary, this Section 30(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim and in no event shall this Section 30(a) cover any Excluded Taxes or other amounts for which the Seller Parties and Guarantor are required to reimburse or indemnify Buyer and Administrative Agent pursuant to Section 11(e).
d.Without limitation to the provisions of Section 4 (but without duplication thereof) if any payment of the Repurchase Price of any Transaction (other than Price Differential paid on a Price Differential Payment Date or in respect of any scheduled Balloon Payment or Partial Prepayments at the time required under the related Mortgage Loan Note) is made by the Seller Parties other than on the then scheduled Repurchase Date therefor as a result of an acceleration of the Repurchase Date pursuant to Section 16 or for any other reason, the Seller Parties shall, upon demand by Administrative Agent, pay to Administrative Agent on behalf of Buyers an amount sufficient to compensate Buyers for any actual out-of-pocket losses, costs or expenses that they may reasonably incur as a direct result of such payment on another date.
e.Without limiting the provisions of Section 30(a) hereof, if a Seller Party fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of a Seller Party by Administrative Agent (subject to reimbursement by such Seller Party), in its sole discretion.
f.The obligations of the Seller Parties from time to time to pay the Repurchase Price, the Price Differential, and all other amounts due and Obligations owing under this Repurchase Agreement shall be full recourse obligations of the Seller Parties.
31.Counterparts
This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one (1) and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by Administrative Agent in its sole discretion.

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32.Confidentiality
a.This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Administrative Agent and Buyers and shall be held by each Seller Party and Guarantor in strict confidence and shall not be disclosed to any third party without the written consent of Administrative Agent except for (i) disclosure to Administrative Agent’s and Buyers’, the Seller Parties’ or Guarantor’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body, (iii) to the extent any of the aforementioned proprietary information is in the public domain or (iv) by any Seller Party or Guarantor to investors in any Seller Party or any entity of which such Seller Party is a direct or indirect Subsidiary in accordance with applicable law. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that no Seller Party may disclose the name of or identifying information with respect to Administrative Agent and Buyers or any pricing terms (including, without limitation, the Pricing Rate, Funding Fee, Exit Fee, Extension Fee, Purchase Price Percentage and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent.
b.The information provided by the Seller Parties and/or Guarantor pursuant to Sections 17(a)(6) and 17(a)(7) shall be held by Administrative Agent and Buyers in strict confidence and shall not be disclosed to any third party without the written consent of the Seller Parties and/or Guarantor, as applicable, except for (i) disclosure to Administrative Agent’s and Buyers’ direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body, (iii) to the extent any of the aforementioned information is in the public domain or (iv) by Administrative Agent and Buyers to their investors in accordance with applicable law.
33.Recording of Communications
Administrative Agent, Buyers, the Seller Parties and Guarantor shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions. Administrative Agent, Buyers, the Seller Parties and Guarantor consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties’ agreement.

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34.Periodic Due Diligence Review
Each Seller Party acknowledges that Administrative Agent and Buyers have the right to perform periodic subsequent due diligence reviews with respect to such Seller Party and the Purchased Assets and Contributed Mezzanine Loans, for purposes of verifying compliance with the representations, warranties and specifications and updating Market Value determinations, made hereunder, or otherwise, and each Seller Party agrees that upon reasonable (but no less than three (3) Business Days’, or upon the occurrence of an Event of Default one (1) Business Day’s) prior notice unless an Event of Default shall have occurred, in which case no notice is required, to the Seller Parties, Administrative Agent, Buyers or their authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, data, records, agreements, instruments or information relating to such Purchased Assets or Contributed Mezzanine Loans in the possession or under the control of the Seller Parties, Guarantor and/or the Custodian. Each Seller Party also shall make available to Administrative Agent and Buyers a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Purchased Assets and Contributed Mezzanine Loans. Without limiting the generality of the foregoing, each Seller Party acknowledges that Administrative Agent and Buyers may purchase Purchased Assets or Contributed Mezzanine Loans from a Seller Party based solely upon the information provided by such Seller Party to Administrative Agent and Buyers in the Purchased Asset Schedule and the representations, warranties and covenants contained herein, and that Administrative Agent or Buyers, at their option, have the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets and Contributed Mezzanine Loans purchased in a Transaction, including, without limitation, ordering broker’s price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Purchased Asset and Contributed Mezzanine Loans and reviewing intercreditor agreements, property management agreements, formation documents of the property owners and their direct and indirect owners, financial statements, environmental and engineering reports, underlying title policies including owner’s and UCC-9 title insurance policies, legal opinions and other documents as may be mutually agreed among the Seller Parties and Administrative Agent. Administrative Agent or Buyers may underwrite such Purchased Assets and Contributed Mezzanine Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Seller Party agrees to cooperate with Administrative Agent, Buyers and any third party underwriter in connection with such underwriting, including, but not limited to, providing Administrative Agent, Buyers and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets and Contributed Mezzanine Loans in the possession, or under the control, of such Seller Party. Each Seller Party further agrees that such Seller Party shall pay all out-of-pocket costs and expenses incurred by Administrative Agent and Buyers in connection with Administrative Agent’s and Buyers’ activities regarding subsequent due diligence with respect to Purchased Assets and Contributed Mezzanine Loans pursuant to this Section 34 (“Due Diligence Costs”), but nothing herein shall modify or alter any applicable Asset Due Diligence Cap as set forth in the Pricing Side Letter with respect to due diligence conducted in accordance with Section 3(c) regarding Eligible Assets; provided, however that no Seller arty shall be responsible for Due Diligence Costs incurred for more than two due diligence reviews per calendar year; provided, further, that such limitation shall not apply to the extent that there is a Margin Call or an Event of Default has occurred and is continuing.

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35.Authorizations
Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for the Seller Parties or Administrative Agent to the extent set forth therein, as the case may be, under this Agreement. The Seller Parties may amend Schedule 2 from time to time by delivering a revised Schedule 2 to Administrative Agent and expressly stating that such revised Schedule 2 shall replace the existing Schedule 2.
36.Acknowledgment of Assignment and Administration of Repurchase Agreement.
Pursuant to Section 22 (Non assignability) of this Agreement, Administrative Agent and Buyers may sell, transfer and convey or allocate certain Purchased Assets and the related Repurchase Assets and related Transactions to certain Affiliates of Administrative Agent and/or Buyers (the “Additional Buyers”) and such Additional Buyers may be joined hereto and to the other Program Agreements without the consent of the Seller Parties. Each Seller Party hereby acknowledges and agrees to the joinder of such Additional Buyers and the assignments and the terms and provisions set forth in the Administration Agreement. The Administrative Agent shall administer the provisions of this Agreement, subject to the terms of the Administration Agreement for the benefit of the Buyers and any Repledgees, as applicable. For the avoidance of doubt, all payments, notices, communications and agreements pursuant to this Agreement shall be delivered to, and entered into by, the Administrative Agent for the benefit of the Buyers and/or the Repledgees, as applicable. Furthermore, to the extent that the Administrative Agent exercises remedies pursuant to this Agreement, any of the Administrative Agent and/or any Buyer will have the right to bid on and/or purchase any of the Repurchase Assets pursuant to Section 16 (Remedies Upon Default). The benefit of all representations, rights, remedies and covenants set forth in the Agreement shall inure to the benefit of the Administrative Agent and each Buyer and Repledgee, as applicable. All provisions of the Agreement shall survive the transfers contemplated herein (including any Repledge Transactions) and in the Administration Agreement, except to the extent such provisions are modified by the Administration Agreement. In the event of a conflict between the Administration Agreement and this Agreement, the terms of the Administration Agreement shall control. Notwithstanding that multiple Buyers may purchase individual Mortgage Loans subject to Transactions entered into under this Agreement, all Transactions shall continue to be deemed a single Transaction and all of the Repurchase Assets shall be security for all of the Obligations hereunder, subject to the priority of payments provisions set forth in the Administration Agreement.
37.Documents Mutually Drafted
The Seller Parties, Guarantor, Administrative Agent and the Buyers agree that this Agreement and each other Program Agreement prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

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38.General Interpretive Principles
For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
a.the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
b.accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
c.references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;
d.a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
e.the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
f.the term “include” or “including” shall mean without limitation by reason of enumeration;
g.all times specified herein or in any other Program Agreement (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and
h.all references herein or in any Program Agreement to “good faith” means good faith as defined in Section 1-201(b)(20) of the UCC as in effect in the State of New York.
39.Specific Performance
Without limiting the rights of Administrative Agent hereto to pursue all other legal and equitable rights available to Administrative Agent for each Seller Party’s or Guarantor’s failure to perform its obligations under this Agreement, the Seller Parties and Guarantor acknowledge and agree that the remedy at law for any failure to perform obligations hereunder would be inadequate and Administrative Agent shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Administrative Agent from pursuing any other remedies for such breach, including the recovery of monetary damages.
40.Conflicts
In the event of any conflict between the terms of this Agreement and any other Program Agreement, the documents shall control in the following order of priority: first, the terms

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of the Pricing Side Letter shall prevail, then the terms of this Agreement shall prevail, and then the terms of the other Program Agreements shall prevail.
41.Bankruptcy Non-Petition.
The parties hereby agree that they shall not institute against, or join any other person in instituting against, any Buyer that is a CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper note issued by the applicable CP Conduit is paid in full.
42.Limited Recourse.
The obligations of each Buyer under this Agreement or any other Program Agreement are solely the corporate obligations of such Buyer. No recourse shall be had for the payment of any amount owing by any Buyer under this Agreement, or for the payment by any Buyer of any fee in respect hereof or any other obligation or claim of or against such Buyer arising out of or based on this Agreement, against any stockholder, partner, member, employee, officer, director or incorporator or other authorized person of such Buyer. In addition, notwithstanding any other provision of this Agreement, the parties agree that all payment obligations of any Buyer that is a CP Conduit under this Agreement shall be limited recourse obligations of such Buyer, payable solely from the funds of such Buyer available for such purpose in accordance with its commercial paper program documents. Each party waives payment of any amount which such Buyer does not pay pursuant to the operation of the preceding sentence until the day which is at least one year and one day after the payment in full of the latest maturing commercial paper note (and waives any “claim” against such Buyer within the meaning of Section 101(5) of the Bankruptcy Code or any other Debtor Relief Law for any such insufficiency until such date).
43.Joint and Several Liability
Seller Parties, Guarantor, Administrative Agent and Buyers hereby acknowledge and agree that Sellers Parties are each jointly and severally liable to Administrative Agent and Buyers for all Obligations hereunder. Accordingly, each Seller Parties waives any and all notice of creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Administrative Agent upon such Seller Parties’ joint and several liability. Each Seller Party waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Seller Party with respect to the Obligations. When pursuing its rights and remedies hereunder against any Seller Party, Administrative Agent may, but shall be under no obligation to, pursue such rights and remedies hereunder against any Seller Party or against any collateral security for the Obligations or any right of offset with respect thereto, and any failure by Administrative Agent to pursue such other rights or remedies or to collect any payments from such Seller Party to realize upon any such collateral security or to exercise any such right of offset, or any release of such Seller Party or any such collateral security, or right of offset, shall not relieve such Seller Party of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent against such Seller Party.

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i.To the extent that any Seller Party (the “Paying Seller Party”) pays (or is or may be deemed to have paid as the result of the application of any Income or other proceeds of Purchased Assets or Contributed Mezzanine Loans), in respect of any Obligation hereunder any amount allocable to or arising from the Purchased Assets or Contributed Mezzanine Loans sold to Administrative Agent hereunder by the other Seller Parties, or any related Transactions or resulting liability in connection therewith, the Paying Seller Party shall be entitled to seek and receive contribution from and against the other Seller Parties; provided, that the provisions of this Section 43(b) shall not limit the duties, covenants, agreements, obligations and liabilities of any Seller Party to Administrative Agent or the Buyers, and, notwithstanding any payment or payments made by the Paying Seller Party hereunder or any set-off or application of funds of the Paying Seller Party by Administrative Agent or Buyers, the Paying Seller Party shall not be entitled to be subrogated to any of the rights of Administrative Agent or Buyers against the other Seller Party or any collateral security or guarantee or right of set-off held or enforceable by them, nor shall the Paying Seller Party seek or be entitled to seek any contribution or reimbursement from any other Seller Party in respect of payments made by the Paying Seller Party hereunder, until all Obligations then due and owing are paid in full. If any amount shall be paid to the Paying Seller Party on account of any such contribution rights at any time when all then due Obligations shall not have been paid in full, such amounts shall be held by the Paying Seller Party in trust for Administrative Agent (for the benefit of Buyers), segregated from other funds of the Paying Seller Party, and shall, forthwith upon receipt by the Paying Seller Party, be turned over to Administrative Agent in the exact form received by the Paying Seller Party (duly indorsed by the Paying Seller Party to Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Administrative Agent may determine.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as
Administrative Agent and Buyer

By: Atlas Securitized Products GP, LLC its general partner
By:          Name: Paul Horwitz
Title: Director

ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By:
Name:
Title:

ATLAS SECURITIZED PRODUCTS FUNDING 2,
L.P., as a Buyer

By: AASP Management, LP, its investment manager
By:      Name:
Title:

Signature Page to Master Repurchase Agreement

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as
Administrative Agent and Buyer

By: Atlas Securitized Products GP, LLC its general partner

By:         Name:
Title:

ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By:
Name: William B. Kuesel
Title: Vice President & AGM General Counsel, Americas

ATLAS SECURITIZED PRODUCTS FUNDING 2,
L.P., as a Buyer

By: AASP Management, LP, its investment manager
By:
Name: William B. Kuesel

Signature Page to Master Repurchase Agreement

Title: Vice President & AGM General Counsel, Americas

Signature Page to Master Repurchase Agreement

ATLAS SECURITIZED PRODUCTS FUNDING 1,
L.P., as a Buyer

By: AASP Management, LP, its investment manager

By:
Name: William B. Kuesel
Title: Vice President & AGM General Counsel, Americas

ATLAS SECURITIZED PRODUCTS FUNDING 3,
L.P., as a Buyer

By: AASP Management, LP, its investment manager

By:
Name: William B. Kuesel
Title: Vice President & AGM General Counsel, Americas

AWLC HOLDINGS 2, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By:
Name: William B. Kuesel
Title: Vice President & AGM General Counsel, Americas

Signature Page to Master Repurchase Agreement

FBRED REIT AWH

By:
Name:Jac
Title: Authonzed :signatory

MEZZANINE LOAN SELLER,
LLC, as a Seller

By:
Name: Jacob Breinhol
Title: Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN
SUBSIDIARY, \,LC, as Mezzanine Loan Subsidiary

By:
Name: Jacob Brein Title: Authorized

.LLC,
as Guarantor

By:
Name: Jacob Brei\holt Title: AuthorizeSignatory

Signature Page to Master Repurchase Agreement

SCHEDULE 1(a)

REPRESENTATIONS AND WARRANTIES
RE: PURCHASED ASSETS CONSISTING OF COMMERCIAL MORTGAGE LOANS
Each Seller represents and warrants to Administrative Agent, with respect to each Purchased Asset which is a Commercial Mortgage Loan, that as of the Purchase Date and, as of each date while the Program Agreements and the related Transaction hereunder is in full force and effect, the following are true and correct in all material respects. With respect to those representations and warranties which are made to the knowledge of each Seller or to the best of each Seller’s knowledge or if there is any limitation as to the scope any representation by a knowledge qualifier, if it is discovered by either a Seller or Administrative Agent that the substance of such representation and warranty is inaccurate, notwithstanding the lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.
(a)The Commercial Mortgage Loan is a performing mortgage loan, and is secured by a first priority security interest in the Mortgaged Property.
(b)Reserved.
(c)To each Seller’s knowledge, such Commercial Mortgage Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Commercial Mortgage Loan.
(d)Immediately prior to the sale, transfer and assignment to Administrative Agent thereof, a Seller had good and marketable title to, and was the sole owner and holder of, such Commercial Mortgage Loan, and the applicable Seller is transferring such Commercial Mortgage Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Commercial Mortgage Loan, and no Mortgage Note or Mortgage is subject to any assignment, participation, or pledge. Upon consummation of the transfers to Administrative Agent that are contemplated to occur in respect of such Commercial Mortgage Loan on the Purchase Date therefor, the appliable Seller will have validly and effectively conveyed to Administrative Agent all legal and beneficial interest in and to such Commercial Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest.
(e)No fraudulent acts were committed by any Seller in connection with such Seller’s acquisition or origination of such Commercial Mortgage Loan nor to such Seller’s knowledge were any fraudulent acts committed by any other Person in connection with the origination of such Commercial Mortgage Loan nor were any fraudulent acts committed by any other Person after the date of origination with respect to any Commercial Mortgage Loan.
To each Seller’s knowledge, the information pertaining to each Commercial Mortgage Loan contained in each of the Complete Submission is true and correct in all material

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respects as of the Purchase Date and contains all information required by this Agreement to be contained therein, except as noted in the applicable Transaction Request and Confirmation.
(f)No Seller is a party to any document, instrument or agreement, and there is no document that by its terms modifies or affects the rights and obligations of any holder of such Commercial Mortgage Loan other than those included in the applicable Asset File and so noted in the applicable Transaction Request and Confirmation, and such Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists, except as provided in any such documents, instruments or agreements included in the Asset File or otherwise disclosed in the applicable Transaction Request and Confirmation.
(g)Such Commercial Mortgage Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and there is no requirement for any future advances thereunder except (x) with respect to a Commercial Mortgage Loan with a Future Funding Obligation and (y) in those cases where the full amount of the Commercial Mortgage Loan been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by a Seller or originator to merit such holdback.
(h)Each Seller has full right, power and authority to sell and assign such Commercial Mortgage Loan and such Commercial Mortgage Loan and any related Mortgage Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.
(i)Other than consents and approvals obtained as of the related Purchase Date or those already granted and included in the related Asset File, no consent or approval by any Person is required in connection with (i) each Seller’s sale, and Administrative Agent’s acquisition of, such Commercial Mortgage Loan, (ii) Administrative Agent’s exercise of any rights or remedies in respect of such Commercial Mortgage Loan or (iii) Administrative Agent’s sale, pledge or other disposition of such Commercial Mortgage Loan. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind with respect to the Commercial Mortgage Loan, and no other impediment exists to any such transfer or exercise of rights or remedies.
(j)No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority (other than those that have been obtained or made) is required for any transfer, pledge, or assignment by the holder of such Commercial Mortgage Loan.
No Seller does has notice or knowledge of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind related to such Commercial Mortgage Loan, for which the holder of such Commercial Mortgage Loan is or may become obligated, or with respect to which such Commercial Mortgage Loan is or may become subject.

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(k)Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Commercial Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any applicable state anti-deficiency, one action or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Commercial Mortgage Loan documents are or may be unenforceable in whole or in part under any applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Commercial Mortgage Loan documents invalid as a whole and such Commercial Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) (clauses (i) and (ii), the “Standard Qualifications”). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of any Seller to assign, transfer and convey the related Commercial Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.
(l)To each Seller’s knowledge, there is no offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith.
(m)Each Seller has delivered to Administrative Agent or its designee, or as provided in the Custodial Agreement, the original Mortgage Note(s) made in respect of such Commercial Mortgage Loan, together with an original endorsement thereof executed by such Seller in blank and the related Asset File.
(n)Each related Assignment of Mortgage and assignment of Assignment of Leases from a Seller in blank constitutes the legal, valid and binding first priority assignment from such Seller (assuming the insertion of Administrative Agent’s name), except as such enforcement may be limited by the Standard Qualifications and as such priority may be limited by Title Exceptions (hereinafter defined). Each Mortgage and Assignment of Leases is freely assignable without the consent of any Person.
Such Commercial Mortgage Loan is secured by one or more Mortgages and each such Mortgage with respect to a Commercial Mortgage Loan is a valid and enforceable first priority lien on the related Mortgaged Property subject only to the Standard Qualifications and the following title exceptions (each such title exception, a “Title Exception”, and collectively, the “Title Exceptions”): (i) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable and other customary liens arising by Requirements of Law such as materialmen’s, mechanics’, carriers’, workmens’, and repairmen’s liens arising in the ordinary course of business with respect to obligations that are not more than thirty (30) days past due, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record,

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none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such

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Mortgage or with the Mortgagor’s ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (iii) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (u) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (iv) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (v) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, and (vi) if such Commercial Mortgage Loan is cross-collateralized with any other Commercial Mortgage Loan, the lien of the Mortgage for such Commercial Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Commercial Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Commercial Mortgage Loans that are sold to Administrative Agent pursuant to this Agreement and disclosed to Administrative Agent in writing, and as provided below, there are no mortgage loans that are senior to, or pari passu with respect to, the related Mortgaged Property or such Commercial Mortgage Loan.
(o)Uniform Commercial Code financing statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places to the extent necessary, to perfect a valid first priority security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Commercial Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Commercial Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Commercial Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty, subject to the Standard Qualifications and Title Exceptions. Notwithstanding the foregoing, no representation is made as to perfection of security interests in personal property to the extent action, possession or control beyond the filing of the Uniform Commercial Code financing statements is required in order to effect such perfection.

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To each Seller’s knowledge, all real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that have become delinquent in respect of the Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments and reasonably estimated interest and

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penalties, if any, has been established in connection with the Mortgage Loan. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (i) the date on which interest and/or penalties would first be payable thereon and (ii) the date on which enforcement action is entitled to be taken by the related taxing authority.
(p)(i) An engineering report or property condition assessment and (ii) an appraisal (each such appraisal, a “Qualified Appraisal”) of the related Mortgaged Property signed by a qualified appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation was and is not affected by the approval or disapproval of the Commercial Mortgage Loan, and such appraisal and appraiser both satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Commercial Mortgage Loan was originated, were prepared in connection with the origination of each Commercial Mortgage Loan no more than twelve months prior to the origination date of such Commercial Mortgage Loan. The related Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which adequate escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Commercial Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property.
The lien of each related Mortgage as a first priority lien in the original principal amount of such Commercial Mortgage Loan after all advances of principal (or in the original principal amount advanced as of the closing of such Commercial Mortgage Loan provided that the Title Policy (as hereinafter defined) for such Commercial Mortgage Loan insures future amounts disbursed under such Commercial Mortgage Loan) is insured by an ALTA lender’s title insurance policy (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer), or with respect to any Commercial Mortgage Loan for which the related Mortgaged Property is located in California a CLTA lender’s title insurance policy (or a binding, irrevocable and unconditional commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the “Title Policy”) in the original principal amount of such Commercial Mortgage Loan (or with respect to a Commercial Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to Title Exceptions; the mortgagee or its successors or assigns is the sole named insured of such Title Policy; such Title Policy is assignable without consent of the insurer and will inure to the benefit of the mortgagee of record; such Title Policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such Title Policy and no circumstance exists which would impair or diminish the coverage of such Title Policy. The insurer issuing such Title Policy is (x) a nationally recognized title insurance company and (y) qualified to do business in the jurisdiction in

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which the related Mortgaged Property is located to the extent required; such Title Policy contains no material exclusions for, or affirmatively insures (except for

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any Mortgaged Property located in a jurisdiction where such insurance is not available) (i) access to a public road or (ii) against any loss due to encroachments of any material portion of the improvements thereon. No Seller nor any other holder of the Commercial Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage and meeting the Insurance Rating Requirements, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements, furniture, fixtures, furnishings and equipment owned by Mortgagor and located on such Mortgaged Property, or (ii) the outstanding principal balance of the Commercial Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount (subject to the customary deductible and except where an applicable tenant lease does not permit the tenant to abate rent under any circumstances) at least equal to 12 months of operations of the related Mortgaged Property, all of which was in full force and effect with respect to the related Mortgaged Property; and all insurance coverage required under the related Commercial Mortgage Loan documents, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to the related Mortgaged Property; all premiums due and payable are current and have been paid (or have been financed or are being paid currently in installments); and no notice of termination or cancellation with respect to any such insurance policy has been received by each Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Commercial Mortgage Loan and which are set forth in the related Commercial Mortgage Loan documents, any insurance proceeds in respect of a casualty loss or condemnation awards, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses (and, with respect to all insurance proceeds, all property losses in excess of 5% (or such other fixed percentage as shall be expressly indicated in the Commercial Mortgage Loan documents for the related Mortgaged Property)) of the then outstanding principal amount of the related Commercial Mortgage Loan, the mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (ii) the reduction of the outstanding principal balance of the Commercial Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged

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Property in the event of an earthquake. In such instance, the PML was based on a 475 year look back with a 10% probability of exceedance in a 50 year period. If

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the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer meeting the Insurance Rating Requirements. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm and/or windstorm related perils and/or “named storms” insurance issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms in an amount at least equal to the lesser of (i) the outstanding principal balance of such Commercial Mortgage Loan, (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property, or (iii) such other amounts (expressly indicated in the Commercial Mortgage Loan documents) as shall not be less than limits which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a Commercial Mortgage Loan in the amount of the Commercial Mortgage Loan and secured by property similar to the Mortgaged Property.
The insurance policies contain a standard mortgagee clause naming the mortgagee of the Commercial Mortgage Loan, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to such mortgagee (or, with respect to non-payment, 10 days prior written notice to such mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee of the Commercial Mortgage Loan to require insurance as substantially described above, and permits such mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.
(q)(i) Other than payments due but not yet thirty (30) days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note or the related Commercial Mortgage Loan documents, and no event has occurred (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (ii) No Seller has waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note or the related Commercial Mortgage Loan documents, which in the case of either (i) or (ii), materially and adversely affects the value of the Commercial Mortgage Loan or the value, use or operation of the related Mortgaged Property. Pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Commercial Mortgage Loan documents no Person or party other than the holder or Servicer of such Mortgage Note may declare any event of default or accelerate the related indebtedness under such Mortgage, Mortgage Note or Commercial Mortgage Loan documents.
The Commercial Mortgage Loan is not past due in respect of any scheduled payment or part thereof and such Commercial Mortgage Loan has not, since origination, been thirty (30) days or more past due in respect of any scheduled payment or part thereof. The Commercial Mortgage

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Loan documents do not provide for any grace period in excess of ten (10) calendar days with respect to delinquent scheduled payments.

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(r)No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, the related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.
(s)To each Seller’s knowledge, the Commercial Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, either: (A) such Commercial Mortgage Loan is secured by an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) having a fair market value (1) at the date the Commercial Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Commercial Mortgage Loan on such date or (2) at the Purchase Date at least equal to 80% of the adjusted issue price of the Commercial Mortgage Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Commercial Mortgage Loan and (y) a proportionate amount of any lien on the real property interest that is in parity with the Commercial Mortgage Loan; or (B) substantially all of the proceeds of such Commercial Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Commercial Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Commercial Mortgage Loan was “significantly modified” prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was so modified as a result of the default or reasonably foreseeable default of such Commercial Mortgage Loan or (y) meets the requirements described in sub-clause (A)(1) above (substituting the date of the last such modification for the date the Commercial Mortgage Loan was originated) or sub-clause (A)(2) above. Any prepayment premium and yield maintenance charges applicable to the Commercial Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.
(aa) Except as set forth on the Phase I Environmental Report with respect to the Mortgaged Property delivered to Administrative Agent, (i) to each Seller’s knowledge, there is no material and adverse environmental condition or circumstance affecting the Mortgaged Property;
(ii) No Seller has knowledge of any material violation of any applicable Environmental Law with respect to the Mortgaged Property; (iii) no Seller or the Mortgagor has taken any actions which would cause the Mortgaged Property not to be in compliance with all applicable Environmental Laws; (iv) the Mortgage Loan documents require the Mortgagor to comply with all Environmental Laws; and (v) each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance. A Phase I environmental site assessment (or update of a previous Phase I and/or Phase II site assessment) and, with respect to certain Commercial Mortgage Loans, a Phase II environmental site assessment (collectively, an “Environmental Site Assessment”) meeting the American Society for Testing and Materials (“ASTM”) requirements conducted by a reputable environmental

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consultant in connection with such Commercial Mortgage Loan within 12 months prior to its origination date (or an update of a previous Environmental Site Assessment was prepared), and such Environmental Site Assessment
(i) did not identify the existence of recognized Environmental Conditions at the related Mortgaged

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Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such Environmental Site Assessment, then at least one of the following statements is true: (A) 100% or more of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the Environmental Site Assessment is the institution of an operations or maintenance plan, and such a plan has been required to be instituted by the related Mortgagor that, based on the Environmental Site Assessment, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Purchase Date, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer meeting the Insurance Rating Requirements; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. Except as set forth in the Environmental Site Assessment, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.
(bb) Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgage loan documents encumbering comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the Standard Qualifications.
(cc) To each Seller’s knowledge, neither the Mortgaged Property nor any portion thereof, is the subject of, and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.
(dd) Such Commercial Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. No Seller holds an equity interest in the direct or any indirect owner in such related Mortgagor.

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(ee) Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, the related Commercial Mortgage Loan documents

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contain provisions for the acceleration of the payment of the unpaid principal balance of such Commercial Mortgage Loan if, without complying with the requirements of the Commercial Mortgage Loan documents, (i) the related Mortgaged Property, or any controlling equity interest (as such term is defined in the related Commercial Mortgage Loan documents) in the related Mortgagor, is directly or indirectly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related borrower and transfers of less than a controlling equity interest (as such term is defined in the related Commercial Mortgage Loan documents) in a Mortgagor, issuance of non-controlling new equity interests, transfers to certain affiliates, a specific Person, or a Person satisfying specific criteria, as expressly permitted in the related Commercial Mortgage Loan documents, transfers in connection with the enforcement of any mezzanine debt that existed at origination of the related Commercial Mortgage Loan or is permitted under the related Commercial Mortgage Loan documents, transfers among existing members, partners or shareholders in the Mortgagor or affiliates thereof, transfers among affiliated Mortgagors with respect to Commercial Mortgage Loans which are cross-collateralized or cross-defaulted with other mortgage loans or multi-property Commercial Mortgage Loans or transfers of a nature similar to the foregoing meeting the requirements of the Commercial Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (hh) below), or (ii) the related Mortgaged Property or controlling equity interest (as such term is defined in the related Commercial Mortgage Loan documents) in the Mortgagor is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property. The Commercial Mortgage Loan documents require the Mortgagor to pay all reasonable out-of-pocket expenses incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender’s approval.
(ff) Except as set forth in the related Complete Submission, the terms of the related Commercial Mortgage Loan documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Commercial Mortgage Loan documents, and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the Complete Submission for such Commercial Mortgage Loan were delivered to Administrative Agent or its designee.
(gg) Each related Mortgaged Property was inspected (i) by or on behalf of the related originator during the twelve (12) month period prior to the related origination date or (ii) if a Seller or an Affiliate did not originate the Commercial Mortgage Loan, by or on behalf of a Seller or an Affiliate on or after the date that is 6 months prior to the date that such Seller acquired the Commercial Mortgage Loan.
(hh) The terms of the related Mortgage or related Commercial Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon

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payment in full of such Commercial Mortgage Loan, (c) upon a defeasance, (d) releases of out parcels that are unimproved or other portions of

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the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Commercial Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a state or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Commercial Mortgage Loan within the meaning of Treasury Regulations Section 1.860G 2(b)(2) and (ii) would not cause the subject Commercial Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Commercial Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Commercial Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Commercial Mortgage Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.
With respect to any partial release under the preceding clause (e), for all Commercial Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the Commercial Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Commercial Mortgage Loan.
No Commercial Mortgage Loan that is secured by more than one Mortgaged Property or that is cross collateralized with another Commercial Mortgage Loan permits the release of cross collateralization of the related Mortgaged Properties, other than in compliance with the REMIC Provisions.
(ii)To each Seller’s knowledge based solely on the zoning report for the Mortgaged Property, there are no material violations of any applicable zoning ordinances, building codes or land laws applicable to the Mortgaged Property or the use and occupancy thereof which
(i) are not insured by an ALTA lender’s title insurance policy (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) as determined by a Seller at the time of origination and based upon reasonable underwriting guidelines utilized by such Seller in the ordinary course of business, would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The Commercial Mortgage Loan

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documents require the Mortgaged Property to comply with all applicable laws and ordinances in all material respects.
(jj) None of the material improvements which were included for the purposes of determining the Appraised Value of the related Mortgaged Property at the time of the origination

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of the Commercial Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except any encroachments to such boundaries and building restriction lines which constitute legal non-conformities), to an extent which would have a material adverse effect on the value of the Mortgaged Property or the related Mortgagor’s use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroach upon such Mortgaged Property except for encroachments that do not have any material adverse effect on the Mortgagor, the Commercial Mortgage Loan or the Mortgaged Property, including, without limitation, to the value or current use of such Mortgaged Property (unless affirmatively covered by title insurance) and no material improvements encroach upon any easements except for encroachments that do not have any material adverse effect on the Mortgagor, the Commercial Mortgage Loan or the Mortgaged Property, including, without limitation, to the value or current use of such Mortgaged Property (unless affirmatively covered by title insurance).
(kk) The related Mortgagor has covenanted in its organizational documents and/or the Commercial Mortgage Loan documents that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Commercial Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and its organizational documents further provide, or which entity represented in the related Mortgage, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or related agreements included in the Asset File, that it maintains its own books and records and accounts separate and apart from those of any other person, and that it holds itself out as a legal entity, separate and apart from any other person or entity.
(ll) No advance of funds has been made other than pursuant to the Commercial Mortgage Loan documents included in the Asset File, directly or indirectly, by the mortgagee, each Seller, the Servicer or any prior servicer to the Mortgagor and no funds have been received from any Person other than the Mortgagor or its property manager, for or on account of payments due on the Mortgage Note or the Mortgage (other than amounts paid by the tenant into a lender-controlled lockbox as specifically required under a related lease).
(mm) To each Seller’s knowledge, there is no pending or filed action, suit or proceeding, arbitration or governmental investigation of which mortgagee, a Seller, the Servicer or any prior servicer, has received written notice or other written evidence, against the Mortgagor, any guarantor or other party liable for all or a part of the obligations under the Commercial Mortgage Loan, or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor’s title to the related Mortgaged Property, (ii) the validity or enforceability of the related Commercial Mortgage Loan documents,
(iii)such Mortgagor’s ability to perform under the related Commercial Mortgage Loan documents,
(iv)such guarantor’s ability to perform under the related guaranty, (v) the security intended to be provided by the Commercial Mortgage Loan documents, (vi) the current use of the related Mortgaged Property, or (vii) the validity or enforceability of the related Mortgage.

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(nn) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and is currently serving under

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and is named in such Mortgage or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law.
(oo) The Commercial Mortgage Loan and the interest (exclusive of any default interest, late charges, yield maintenance charges, or prepayment premiums) contracted for complies with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
(pp) Each Commercial Mortgage Loan that is cross-collateralized is cross-collateralized only with other Commercial Mortgage Loans that (i) have been disclosed in writing to Administrative Agent, and (ii) are subject to Transactions under this Agreement as of the Purchase Date and at all times when any one of such Commercial Mortgage Loans is a Purchased Asset.
(qq) The improvements located on the related Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the related Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the least of (i) the original principal balance of the Commercial Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.
(rr) All escrows required (if any) pursuant to the Commercial Mortgage Loan required to be currently deposited with the Servicer or any prior Servicer, or by any Mortgagor or by any prior Mortgagor, in accordance with the Commercial Mortgage Loan documents have been so deposited, are in the possession, or under the control of a Seller or Servicer or its agent, and there are no deficiencies in connection therewith (subject to any applicable notice and cure period).
(ss) The Commercial Mortgage Loan documents require the Mortgagor to maintain or cause to be maintained all such licenses, permits, certificates of occupancy, and authorizations as are necessary for the conduct of its business in the ordinary course and as contemplated by such Commercial Mortgage Loan documents. To each Seller’s knowledge, all such material licenses, permits, certificates of occupancy, and applicable governmental authorizations have been obtained and are in effect. The Commercial Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.
(tt) The origination, servicing and collection practices used by a Seller (and the related originator if such Seller was not the originator) with respect to each Commercial Mortgage Loan have been, in all material respects, legal and as of the date of its origination and in accordance with Accepted Servicing Practices, such Commercial Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Commercial Mortgage Loan.

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(uu) Except for Mortgagors under Commercial Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

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(vv) The Commercial Mortgage Loan documents for each Commercial Mortgage Loan provide (or have substantially similar language providing) that such Commercial Mortgage Loan (i) becomes full recourse to the Mortgagor and a guarantor (which is a natural person or persons, or an entity or entities, distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (A) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (B) Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (C) any transfer in violation of transfer restrictions set forth in the related Commercial Mortgage Loan documents; and (ii) contains provisions providing for recourse against the Mortgagor and a guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of Mortgagor’s: (A) misappropriation of rents after the occurrence of an event of default under the Commercial Mortgage Loan; (B) misappropriation of (x) insurance proceeds or condemnation awards or (y) security deposits or, alternatively, the failure of any security deposits to be delivered to mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Commercial Mortgage Loan event of default); (C) fraud or intentional material misrepresentation; (D) breaches of the environmental covenants in the Commercial Mortgage Loan documents; (E) commission of intentional material physical waste at the Mortgaged Property; or (F) after an event of default under the underlying Mortgage Loan (after the expiration of any applicable notice or cure periods, if any) that results in lender accelerating the indebtedness, and after exercising remedies against the Mortgaged Property, Mortgagor or any guarantor intentionally interferes for the sake of delay with lender’s exercise of remedies under the related Mortgage, except for such interference solely related to compulsory counterclaims or colorable defenses brought in good faith.
(ww) Subject to Standard Qualifications, Title Exceptions and applicable law, upon possession of the Mortgaged Property as required under applicable state law, any Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with such Commercial Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor’s interest in all leases, subleases, licenses or other agreements with Mortgagor pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.
If such Commercial Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Commercial Mortgage Loan permits defeasance (1) no earlier than two years after the date of origination of such Commercial Mortgage Loan and (2) only with substitute collateral constituting “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or first day of the open period). Such Commercial Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or

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otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority security interest in the defeasance collateral. The related Commercial Mortgage Loan documents permit

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the lender to charge all of its expenses (subject in certain cases to a cap on such expenses) associated with a defeasance to the Mortgagor (including rating agencies’ fees, accounting fees and attorneys’ fees), and provide that the related Mortgagor must deliver (or otherwise, the Commercial Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant’s certification as to the adequacy of the defeasance collateral to make payments under the related Commercial Mortgage Loan through the related maturity date (or first day of the open period), (b) an opinion of counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from each applicable rating agency that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to any certificates backed by the related Commercial Mortgage Loan. Notwithstanding the foregoing, some of the Commercial Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC opinion of counsel.
(yy) The originator of such Commercial Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Commercial Mortgage Loan, and as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Commercial Mortgage Loan.
(zz) No Seller or any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Commercial Mortgage Loan.
(aaa) To each Seller’s knowledge based solely on the title report for the Mortgaged Property, the related Mortgaged Property is not encumbered, and none of the Commercial Mortgage Loan documents permits the related Mortgaged Property to be encumbered, without the prior written consent of the holder of such Commercial Mortgage Loan, by any lien other than the lien of such Commercial Mortgage Loan and Title Exceptions.
(bbb) Each related Mortgaged Property constitutes one or more complete separate tax lots which do not include any property which is not part of the Mortgaged Property (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established), or is subject to an endorsement under the related title insurance policy which insures against any loss resulting therefrom.
(ccc) The related Commercial Mortgage Loan documents require the Mortgagor to provide the mortgagee with certain financial information at regular intervals specified under the related Commercial Mortgage Loan documents, which in all cases shall include at least the following: (i) annual operating statements; (ii) annual financial statements; and (iii) annual rent rolls.

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(ddd) To each Seller’s knowledge based solely on the title report and survey for the Mortgaged Property, each Mortgaged Property (i) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, and (ii) is served by or has uninhibited access rights to public or private water (or well) and sewer (or septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property.
(eee) Each Mortgaged Property is free and clear of any and all mechanics’ and materialmen’s liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for noted Title Exceptions that are bonded over, or escrowed for as provided in the related Commercial Mortgage Loan documents or the applicable Title Policy.
(fff) The Mortgaged Property is a real property type that is an office building, a retail property, a multi-family property, a self-storage property, a manufactured housing community, a hotel or an industrial property.
(ggg) With respect to any Commercial Mortgage Loan where the Commercial Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of a Seller, its successors and assigns, each Seller represents and warrants that:
(i)The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage (or, if consent of the lessor thereunder is required, it has been obtained prior to the Purchase Date) and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially and adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease has occurred since the origination of the Commercial Mortgage Loan, except as reflected in any written instruments which are included in the related Asset File.
The lessor under such Ground Lease has agreed in a writing included in the related Asset File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the holder of the Commercial Mortgage Loan, and any such action without such consent is not binding on the holder of the Commercial Mortgage Loan, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the holder of the Commercial Mortgage Loan and (iii) such default is curable by the holder of the Commercial Mortgage Loan as provided in the Ground Lease but remains uncured beyond the applicable cure period.

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(ii)To each Seller’s knowledge, such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.
(iii)The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the holder of the Commercial Mortgage Loan. The Ground Lease or ancillary agreement further provides that no notice given is effective against the holder of the Commercial Mortgage Loan unless a copy has been given to the holder of the Commercial Mortgage Loan in a manner described in the Ground Lease or ancillary agreement.
(iv)To each Seller’s knowledge based solely on the title report for the Mortgaged Property, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the ground lessor’s fee interest and the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee of the lessor’s fee interest in the Mortgaged Property is subject.
(v)The holder of the Commercial Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease after the holder of the Commercial Mortgage Loan’s receipt of notice of any default before the lessor thereunder may terminate such Ground Lease.
(vi)Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the holder of the Commercial Mortgage Loan if the holder of the Commercial Mortgage Loan acquires the lessee’s rights under the Ground Lease) that extends not less than twenty
(20) years beyond the stated maturity date of such Commercial Mortgage Loan (or ten (10) years in the case of a fully-amortizing Commercial Mortgage Loan).
Under the terms of such Ground Lease and/or in any writing included in the related Asset File, including any estoppel or consent letter received by the holder of the Commercial Mortgage Loan from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award allocable to Ground Lessee’s interest (other than a de minimis amount for minor casualties in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the holder of the Commercial Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Commercial Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Commercial Mortgage Loan).

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(vii)Provided that the holder of the Commercial Mortgage Loan cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with holder of the Commercial Mortgage Loan upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.
(viii)The Ground Lease does not place commercially unreasonable restrictions on the identity of the holder of the Commercial Mortgage Loan, and the Ground Lease is assignable to the holder of the Commercial Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with such Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Commercial Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor.
(ix)There are no commercially unreasonable restrictions on the subletting of such Mortgaged Property in such Ground Lease.
(x)In the case of a total or substantially total taking or loss, under the terms of such Ground Lease and/or in any writing included in the related Asset File, including any estoppel or consent letter received by the holder of the Commercial Mortgage Loan from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award allocable to Ground Lessee’s interest (other than a de minimis amount for minor casualties in respect of a total or substantially total loss or taking) in respect of a total or substantially total taking or loss to the extent not applied to the repair or restoration of all or part of the related Mortgaged Property, with the holder of the Commercial Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, will be applied first to the payment or defeasance of the outstanding principal balance of the Commercial Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Commercial Mortgage Loan).
(hhh) The Mortgagor under such Commercial Mortgage Loan is not an Affiliate of any Seller.
(iii)Except as disclosed in the Summary Diligence Materials delivered to
Administrative Agent and previous intercompany transfers, no Commercial Mortgage Loan has been acquired by an Affiliate of any Seller other than a direct parent of such Seller.
(jjj) The Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except as disclosed in writing to Administrative Agent, no Commercial Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Commercial Mortgage Loan that is also a Purchased Asset.

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(kkk) Each Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA PATRIOT Act of 2001 with respect to the origination of the Commercial Mortgage Loans.
(lll) There exists as part of the related Asset File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Title Exceptions, each related Assignment of Leases creates a valid collateral assignment of, or a valid lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Commercial Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.
(mmm)The related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Commercial Mortgage Loan, the related Commercial Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Commercial Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than 200% of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Asset File (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.
(nnn) Pursuant to the terms of the Commercial Mortgage Loan documents, each Seller satisfied any transfer conditions or requirements (or such conditions or requirements were validly waived by any requisite parties) in the Commercial Mortgage Loan documents with respect to the pledge of the Commercial Mortgage Loan to Administrative Agent and the transfer of the Commercial Mortgage Loan to Administrative Agent.
(ooo) All post-closing obligations due under the Commercial Mortgage Loan have been satisfied except as disclosed by Sellers and agreed upon by Buyer.
(ppp) [Reserved].
(qqq) [Reserved].

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(rrr) To each Seller’s knowledge, at all times that a Seller has been a holder of the related Mortgage and Mortgage Note, including after giving effect to any transfers permitted pursuant to the related Commercial Mortgage Loan documents, (a) none of the funds or other assets of any Mortgagor, guarantor or other indemnitor shall constitute property of, or shall be beneficially owned, directly or indirectly, by any Person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50
U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an “Embargoed Person”), with the result that the Purchased Asset made by the related originator is or would be in violation of law, (b) no Embargoed Person shall have any interest of any nature whatsoever in any Mortgagor, guarantor or other indemnitor, with the result that the Purchased Asset is or would be in violation of law, and (c) none of the funds of any Mortgagor or guarantor or other indemnitor shall be derived from any unlawful activity with the result that the Purchased Asset is or would be in violation of law. No Mortgagor, guarantor or other indemnitor is a Person with whom such Seller is restricted from doing business under regulations of the OFAC (including those persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 #13224 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and no such Mortgagor, guarantor or other indemnitor is or shall knowingly engage in any dealings or transactions with such Persons.
(sss) The Asset File delivered by a Seller with respect to such Commercial Mortgage Loan on the Purchase Date thereof (or as otherwise required by the Custodial Agreement) (i) represents a true and correct copy of the documents contained therein and each Purchased Asset Schedule, together with all other information contained therein prepared by a Seller or its respective Affiliates and delivered by a Seller to Administrative Agent immediately prior to the Purchase Date, and the related Purchased Asset Schedule is true and correct, (ii) conforms in all material respects to the Summary Diligence Materials previously provided to Administrative Agent and pursuant to which Administrative Agent has elected to enter into the Transaction, and (iii) constitutes all material loan documents evidencing and/or securing the Commercial Mortgage Loan and the Commercial Mortgage Loan documents have not been materially amended or modified except as set forth in the Commercial Mortgage Loan documents contained in the Asset File delivered by a Seller.
(ttt) If the related Mortgage Loan is a Floating Rate Loan, then (a) a Seller has obtained an Interest Rate Protection Agreement in the form of a cap with respect to the related Mortgage Loan, in form and substance acceptable to Administrative Agent and (b) the interest rate thereof is based on the Reference Rate plus a margin (which interest may be subject to a minimum or “floor” rate).

Schedule 1-32

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SCHEDULE 1(b)

REPRESENTATIONS AND WARRANTIES

RE: PURCHASED ASSETS CONSISTING OF CONTRIBUTED MEZZANINE LOANS

Each Seller Party represents and warrants to Administrative Agent, with respect to each Purchased Asset which is a Contributed Mezzanine Loan, that as of the Purchase Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as of each date while the Program Agreements and the related Transaction hereunder is in full force and effect, the following are true and correct in all material respects. With respect to those representations and warranties which are made to the knowledge of such Seller Party or to the best of such Seller Party’s knowledge or if there is any limitation as to the scope any representation by a knowledge qualifier, if it is discovered by such Seller Party or Administrative Agent that the substance of such representation and warranty is inaccurate, notwithstanding the lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.
(a)The Mezzanine Loan is a performing mezzanine loan secured by a pledge of all of the capital stock of a Mortgagor that owns income producing commercial real estate.
(b)Such Mezzanine Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Mezzanine Loan.
(c)Mezzanine Loan Subsidiary has good and marketable title to, and is the sole owner and holder of, such Mezzanine Loan, and Mezzanine Loan Subsidiary is pledging such Mezzanine Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Mezzanine Loan.
(d)No fraudulent acts were committed by Mezzanine Loan Subsidiary in connection with its acquisition or origination of such Mezzanine Loan nor, to Mezzanine Loan Seller’s knowledge, were any fraudulent acts committed by any Person in connection with the origination of such Mezzanine Loan.
(e)Except as disclosed in the Summary Diligence Materials delivered to the Administrative Agent and previous intercompany transfers, Mezzanine Loan Subsidiary is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Mezzanine Loan and Mezzanine Loan Subsidiary has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement (in each case, other than amendments, modifications or supplements to which Administrative Agent has consented in writing, or which do not, pursuant to this Agreement, require Administrative Agent’s consent) and no such change or waiver exists.

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(f)Such Mezzanine Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, other than with respect to any Future Funding Obligations or amounts held in escrow by Servicer, there is no requirement for any future advances thereunder.

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(g)Mezzanine Loan Subsidiary has full right, power and authority to sell and assign such Mezzanine Loan to Buyer and such Mezzanine Loan or any related Mezzanine Loan Document has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.
(h)Other than consents and approvals obtained as of the related Purchase Date or those already granted in the documentation governing such Mezzanine Loan (the “Mezzanine Loan Documents”), no consent or approval by any Person is required in connection with Mezzanine Loan Subsidiary’s pledge of such Mezzanine Loan, for Buyer’s exercise of any rights or remedies in respect of such Mezzanine Loan or for Buyer’s sale, pledge or other disposition of such Mezzanine Loan. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies in respect to such Mezzanine Loan.
(i)The Mezzanine Loan is secured by a pledge of equity ownership interests in the related Mortgagor under the Mortgage Loan or a direct or indirect owner of the related Mortgagor and the security interest created thereby has been fully perfected in favor of the originator and its successors and assigns.
(j)The owner of the Mortgaged Property has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with requisite power and authority to own its assets and to transact the business in which it is now engaged, the sole purpose of the owner of the Mortgaged Property under its organizational documents is to own, finance, sell or otherwise manage the Properties and to engage in any and all activities related or incidental thereto, and the Mortgaged Properties constitute the sole assets of the owner of the Mortgaged Property.
(k)The owner of the Mortgaged Property has good and marketable title to the Mortgaged Property no claims under the title policies insuring the owner of the Mortgaged Property’s title to the Properties have been made and, the owner of the Mortgaged Property has not received any written notice regarding any material violation of any easement, restrictive covenant or similar instrument affecting the Mortgaged Property.
(l)To Mezzanine Loan Seller’s knowledge, the representations and warranties made by the borrower (the “Mezzanine Borrower”) in the Mezzanine Loan Documents were true and correct in all material respects as of the date such representations and warranties were stated to be true therein, and there has been no adverse change with respect to the Mezzanine Loan, the Mezzanine Borrower, or the Mortgaged Property or the owner of the Mortgaged Property that would render any such representation or warranty not true or correct in any material respect as of the Purchase Date.
The Mezzanine Loan Documents provide for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (i) the related borrower voluntarily transfers or encumbers all or any portion of any related Mezzanine Loan Subsidiary Interests, or (ii) any direct or indirect interest in the related borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the related loan documents.

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(m)Pursuant to the terms of the Mezzanine Loan Documents: (a) no material terms of any related Mortgage may be waived, canceled, subordinated or modified in any material respect and no material portion of such Mortgage or the Mortgaged Property may be released without the consent of the holder of the Mezzanine Loan; (b) no material action may be taken by the owner of the Mortgaged Property with respect to the Mortgaged Property without the consent of the holder of the Mezzanine Loan; (c) the holder of the Mezzanine Loan is entitled to approve the budget of the owner of the Mortgaged Property as it relates to the Mortgaged Property; and
(d) the holder of the Mezzanine Loan's consent is required prior to the owner of the Mortgaged Property incurring any additional indebtedness.
(n)To Mezzanine Loan Seller’s knowledge, there is no (i) monetary default, breach or violation with respect to such Mezzanine Loan, the Mortgage Loan or any other obligation of the owner of the Mortgaged Property, (ii) material non-monetary default, breach or violation with respect to such Mezzanine Loan, the Mortgage Loan or any other obligation of the owner of the Mortgaged Property or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.
(o)To Mezzanine Loan Seller’s knowledge, no default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Mezzanine Loan or with respect to any Mortgage Loan or other indebtedness in respect of the related Mortgaged Property and there is no provision in any agreement related to any such lien, interest or loan which would provide for any increase in the principal amount of any such lien, other interest or loan.
(p)Mezzanine Loan Subsidiary’s security interest in the Mezzanine Loan is covered by a UCC-9 insurance policy (the “UCC-9 Policy”) in the maximum principal amount of the Mezzanine Loan insuring that the related pledge is a valid first priority lien on the Mezzanine Loan Subsidiary Interests, subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists which evidences that such UCC-9 Policy will be issued), such UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, no material claims have been made thereunder and no claims have been paid thereunder, Mezzanine Loan Subsidiary has not done, by act or omission, anything that would materially impair the coverage under the UCC-9 Policy and as of the Purchase Date, the UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyer without the consent of or notice to the insurer.
(q)The Mezzanine Loan, and each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
Mezzanine Loan Subsidiary has delivered to Buyer or its designee the original promissory note made in respect of such Mezzanine Loan, together with an original assignment thereof executed by Mezzanine Loan Subsidiary in blank.

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(r)The Mezzanine Loan Subsidiary has not received any written notice that the Mezzanine Loan may be subject to reduction or disallowance for any reason, including without limitation, any setoff, right of recoupment, defense, counterclaim or impairment of any kind.
(s)The Mezzanine Loan Subsidiary has no obligation to make loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, the Mezzanine Borrower or any other person under or in connection with the Mezzanine Loan.
(t)The servicing and collection practices used by the servicer of the Mezzanine Loan, and the origination practices of the related originator, have been in all respects legal, proper and prudent and have met customary industry standards by prudent institutional commercial mezzanine lenders and mezzanine loan servicers except to the extent that, in connection with its origination, such standards were modified as reflected in the documentation delivered to Buyer.
(u)If applicable, the ground lessor consented to and acknowledged that (i) the Mezzanine Loan is permitted/approved, (ii) any foreclosure of the Mezzanine Loan and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease, (iii) copies of default notices would be sent to mezzanine lender and (iv) it would accept cure from mezzanine lender on behalf of the ground lessee.
(v)To the extent the Buyer was granted a security interest with respect to the Mezzanine Loan, such interest (i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority Lien, and (v) has been appropriately assigned to the Buyer by the owner of the Mortgaged Property.
(w)No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Mezzanine Loan. other than the filing of UCC-3 assignments in all applicable filing offices.
(x)Mezzanine Loan Subsidiary has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Mezzanine Loan is or may become obligated.
(aa) Mezzanine Loan Subsidiary has not advanced funds, or knowingly received any advance of funds from a party other than the borrower relating to such Mezzanine Loan, directly or indirectly, for the payment of any amount required by such Mezzanine Loan.
(bb) All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Mortgaged Property and that for the related Purchased Asset have become delinquent in respect of such Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the

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earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

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(cc) Each related Mortgaged Property is free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the related Mortgage Loan and there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property.
(dd) All insurance coverage required under the Mezzanine Loan Documents and/or any Mortgage Loan related to the Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
(ii) the outstanding principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property, all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Purchase Date for the related Purchased Asset, all insurance coverage required under the Mezzanine Loan Documents and/or any Mortgage Loan related to the Mortgaged Property, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable for the related Purchased Asset have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Mezzanine Loan Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the Mezzanine Loan Documents and/or any Mortgage Loan related to the Mortgaged Property, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a ten percent (10%) probability of exceedance in a fifty
(50) year period. If the resulting report concluded that the PML would exceed twenty percent (20%) of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged

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Property was obtained by an insurer rated at least A-:V by A.M. Best Company or “BBB-” (or the equivalent) from S&P and Fitch or “Baa3” (or the equivalent) from Moody’s. If the Mortgaged Property is located in Florida or within twenty-five (25) miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged

Schedule 1(b)-7

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Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property.
(ee) The insurance policies contain a standard mortgagee clause naming the mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without thirty (30) days’ prior written notice to the mortgagee (or, with respect to non-payment, ten (10) days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.
(ff) To Mezzanine Loan Seller’s knowledge, except as set forth on the Phase I Environmental Report with respect to the Mortgaged Property delivered to Administrative Agent, there is no material and adverse environmental condition or circumstance affecting the Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Mortgaged Property; neither Mezzanine Loan Subsidiary nor the owner of the Mortgaged Property has taken any actions which would cause the Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Purchased Asset Documents require the Mortgagor to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.
(gg) To Mezzanine Loan Seller’s knowledge, no borrower under the Mezzanine Loan nor any Mortgagor under any Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.
(hh) Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the twelve (12) month period prior to the related origination date.
(ii)To Mezzanine Loan Seller’s knowledge, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The Mezzanine Loan Documents and the Purchased Asset Documents require the Mortgaged Property to comply with all applicable laws and ordinances.
(jj) To Mezzanine Loan Seller’s knowledge, none of the material improvements which were included for the purposes of determining the appraised value of any related Mortgaged Property at the time of the origination of the Mezzanine Loan or any related Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse effect on the value of the Mortgaged Property or the related Mortgagor’s use and operation of such

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Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).
(kk) To Mezzanine Loan Seller’s knowledge, as of the Purchase Date with respect to the related Purchase Price Increase, there was no pending action, suit or proceeding, or governmental investigation of which Mezzanine Loan Subsidiary, Mezzanine Loan Seller, the Mezzanine Borrower or the owner of the Mortgaged Property has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect the Mezzanine Loan or the Mortgage Loan.
(ll) No material part of the improvements located on the related Mortgaged Property, exclusive of a parking lot, is in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.
(mm) Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.
(nn) The related Mortgaged Property is not encumbered, and none of the Mezzanine Loan Documents or any Purchased Asset Documents permits the related Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Asset without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than title exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).
(oo) Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.
(pp) An appraisal of the related Mortgaged Property was conducted within twelve (12) months of the origination of the Commercial Mortgage Loan, which appraisal is signed by a qualified appraiser who, to Mezzanine Loan Subsidiary’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Commercial Mortgage Loan, and such appraisal satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation, or

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(B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

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(qq) The related Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.
(rr) The Mezzanine Loan Subsidiary Interests do not secure any mezzanine loan other than the Mezzanine Loan being transferred and assigned to the Buyer hereunder (except for Mezzanine Loans, if any, which are cross-collateralized with other Mezzanine Loans being conveyed to Administrative Agent or subsequent transferee hereunder and identified on the Purchased Asset Schedule).
(ss) Pursuant to the terms of the Mezzanine Loan Documents, Mezzanine Loan Subsidiary satisfied any transfer conditions or requirements (or such conditions or requirements were validly waived by any requisite parties) in the Mezzanine Loan Documents with respect to the pledge of the Mezzanine Loan to Administrative Agent and the transfer of the Mezzanine Loan to Mezzanine Loan Subsidiary.
(tt) With respect to each related Mortgaged Property consisting of a Ground Lease, Mezzanine Loan Seller represents and warrants the following with respect to the related Ground Lease:
(i)Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the origination date of the related Purchased Asset and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the origination date.
(ii)Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).
(iii)Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.
(iv)Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.
(v)The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the

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mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

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(vi)The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the title exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject.
(vii)A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.
(viii)Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than twenty (20) years beyond the stated maturity date of the related Mortgage Loan.
(ix)Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).
(x)The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.
(xi)The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.
(uu) The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of Administrative Agent in the Mezzanine Loans.
(x)The Mortgagor of the Mortgage Loan is not an Affiliate of Mezzanine Loan Seller or Mezzanine Loan Subsidiary.
(ww) Except as disclosed in the summary information delivered to Administrative Agent, no Purchased Asset has been acquired by an Affiliate other than a direct parent of Mezzanine Loan Seller or Mezzanine Loan Subsidiary.

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Schedule 1(b)-9

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SCHEDULE 1(c)

REPRESENTATIONS AND WARRANTIES

RE: PURCHASED ASSETS CONSISTING OF MEZZANINE LOAN SUBSIDIARY INTERESTS

Each Seller Party represents and warrants to Administrative Agent, with respect to each Purchased Asset which is a Mezzanine Loan Subsidiary Interest, that as of the Purchase Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as of each date while the Program Agreements and the related Transaction hereunder is in full force and effect, the following are true and correct in all material respects. With respect to those representations and warranties which are made to the knowledge of such Seller Party or to the best of such Seller Party’s knowledge or if there is any limitation as to the scope any representation by a knowledge qualifier, if it is discovered by such Seller Party or Administrative Agent that the substance of such representation and warranty is inaccurate, notwithstanding the lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.
a.Mezzanine Loan Subsidiary Interest. The Mezzanine Loan Subsidiary Interests constitute all the issued and outstanding limited liability company interests of all classes of Mezzanine Loan Subsidiary interests and are certificated. The Mezzanine Loan Seller shall not issue certificates representing the Mezzanine Loan Subsidiary Interests or issue additional limited liability company interest other than the Mezzanine Loan Subsidiary Interests;
b.Duly and Validly Issued. All of the shares of the Mezzanine Loan Subsidiary Interests have been duly and validly issued;
c.Securities. None of the Mezzanine Loan Subsidiary Interests are dealt in or traded on securities exchanges or in securities markets;
d.Good and Marketable Title. Immediately prior to the sale, transfer and assignment to Administrative Agent, on behalf of Buyers thereof, Mezzanine Loan Seller had good and marketable title to, and was the sole owner and holder of, the Mezzanine Loan Subsidiary Interests, and Mezzanine Loan Seller is transferring such Mezzanine Loan Subsidiary Interests free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Mezzanine Loan Subsidiary Interest. Upon consummation of the purchase by Administrative Agent on behalf of Buyers contemplated to occur in respect of such Mezzanine Loan Subsidiary Interest, Mezzanine Loan Seller will have validly and effectively conveyed to Administrative Agent all legal and beneficial interest in and to such Mezzanine Loan Subsidiary Interest free and clear of any pledge, Lien, encumbrance or security interest and upon Administrative Agent obtaining “control” (as defined in the UCC) of the certificated Mezzanine Loan Subsidiary Interest, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Mezzanine Loan

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Subsidiary Interest in favor of Administrative Agent enforceable as such against all creditors of Mezzanine Loan Seller and

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any Persons purporting to purchase the Mezzanine Loan Subsidiary Interest from Mezzanine Loan Seller;
e.Consents and Approvals. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the documents governing such Mezzanine Loan Subsidiary Interests, no consent or approval by any Person (other than Administrative Agent and its Affiliates) is required in connection with Mezzanine Loan Seller’s sale of such Mezzanine Loan Subsidiary Interests, for Administrative Agent’s exercise of any rights or remedies in respect of such Mezzanine Loan Subsidiary Interests (other than consent and approvals pertaining to (x) matters solely related to Administrative Agent’s structure or (y) regulations imposed on Administrative Agent) or for Administrative Agent’s sale, pledge or other disposition of such Mezzanine Loan Subsidiary Interests. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies with respect to such Mezzanine Loan Subsidiary Interests;
f.No Waiver. The Mezzanine Loan Seller has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Mezzanine Loan Subsidiary Agreement;
g.Compliance with Law. Each Mezzanine Loan Subsidiary Interest complies in all material respects with, or is exempt from, all applicable requirements of federal, state or local law relating to such Mezzanine Loan Subsidiary Interest;
h.No Fraud. No fraudulent acts were committed by any Seller Party or any of their respective Subsidiaries in connection with the issuance of such Mezzanine Loan Subsidiary Interests;
i.No Defaults. To Mezzanine Loan Seller’s knowledge, no (i) monetary default, breach or violation exists with respect to any agreement or other document governing such Mezzanine Loan Subsidiary Interests or to which such Mezzanine Loan Subsidiary Interests are subject, or (ii) non-monetary default, breach or violation exists with respect to any agreement or other document governing such Mezzanine Loan Subsidiary Interests or to which such Mezzanine Loan Subsidiary Interests are subject;
j.No Modifications. Except as disclosed in the Summary Diligence Materials delivered to Administrative Agent and previous intercompany transfers, Mezzanine Loan Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Mezzanine Loan Subsidiary Interests and Mezzanine Loan Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement (in each case, other than amendments, modifications or supplements to which Administrative Agent has consented in writing, or which do not, pursuant to this Agreement, require Administrative Agent’s consent) and no such change or waiver exists;
Power and Authority. Mezzanine Loan Seller has full right, power and authority to sell and assign such Mezzanine Loan Subsidiary Interests and such Mezzanine Loan

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Subsidiary Interests have not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof;
k.No Governmental Approvals. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Mezzanine Loan Seller is required for any transfer or assignment by the holder of such Mezzanine Loan Subsidiary Interests to Administrative Agent; and
l.Original Certificates. Mezzanine Loan Seller has delivered to Administrative Agent (or its designee) the original Mezzanine Loan Subsidiary Interests and they have been assigned in the name of Administrative Agent.
m.Security Interest. The Transactions under this Agreement constitute a sale of, or creates a valid, first priority security interest in favor of Administrative Agent, in the Mezzanine Loan Subsidiary Interests.

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SCHEDULE2 AUTHORIZED REPRESENTATIVES

SELLER NOTICES
Name: FBRED REIT A WH Seller, LLC

Address: c/o Benefit Street Partners L.L.C.
1 Madison Avenue
Suite 1600
New York, New York 10010
Emai I: m.goodman@benefitstreetpartners.com and crelegal@benefitstreetpartners.com

SELLER AUTHORIZATIONS
Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Name    Title

Jerome Baglien

Jacob Breinholt

Authorized Signatory; Chief Financial Officer and Treasurer
Authorized Signatory

Allan Chomy

Micah Goodman

Christian Mutone Yuksel Dincer

Authorized Signatory
Authorized Signatory; General Counsel and Secretary
Authorized Signatory Authorized Signatory

::;;;-

Schedule 2
LEGAL02/4628 l 274v4

SELLER NOTICES
Name: FBRED REIT A WH Mezzanine Loan Seller, LLC

Address: c/o Benefit Street Partners L.L.C. I Madison Avenue
Suite 1600
New York, New York 10010
Emai I: m.goodman@benefitstreetpartners.com and crelegal@benefitstreetpartners.com

Schedule 2

SELLER AUTHORIZATIONS
Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Micah Goodman    Authorized Signatory; General
Counsel and Secretary
Christian Mutone    Authorized Signatory

Yuksel Dincer    Authorized Signatory

Schedule 2

MEZZANINE LOAN SUBSIDIARY NOTICES

Schedule 2

Name: FBRED REIT AWH Mezzanine Loan Subsidiary, LLC

Address: c/o Benefit Street Partners L.L.C.
1 Madison Avenue
Suite 1600
New York, New York 10010
Email: m.goodman@benefitstreetpartners.com and crelegal@benefitstreetpartners.com

MEZZANINE LOAN SUBSIDIARY AUTHORIZATIONS
Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Mezzanine Loan Subsidiary under this Agreement:
    Name            Title

Jerome Baglien        Authorized Signatory; Chief Financial Officer and Treasurer
Jacob Breinholt    Authorized Signatory
Allan Chorny    Authorized Signatory
Micah Goodman    Authorized Signatory; General
Counsel and Secretary
Christian Mutone    Authorized Signatory
Yuksel Dincer    Authorized Signatory

Schedule 2

GUARANTOR NOTICES
Name: FBRED REIT Real Estate Debt Opco, LLC

Address: c/o Benefit Street Partners L.L.C. I Madison Avenue
Suite 1600
New York, New York 10010
Email: m.goodman@benefitstreetpartners.com and crelegal@benefitstreetpartners.com

Schedule 2

GUARANTOR AUTHORIZATIONS
Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Guarantor under this Agreement:
    Name        Title        Signature

Authorized Signatory; Chief
Jerome Baglien

Micah Goodman

Jacob Breinholt Allan Chomy Christian Mutone Yuksel Dincer

Financial Officer and Treasurer
Authorized Signatory; General Counsel and Secretary
Authorized Signatory Authorized Signatory Authorized Signatory Authorized Signatory

Schedule 2

ADMINISTRATIVE AGENT AND BUYER NOTICES

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Name:    Atlas Securitized Products, L.P.
Telephone:    212-538-1807
Email: AtlasSPGeneralCounsel@Atlas-SP.com

Address:    151 West 42nd Street, 5th
Floor
New York, New York 10036

(See attached)

Schedule 2

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AUTHORIZED REPRESENTATIVES OF ADMINISTRATIVE AGENT
Name    Specimen Signature
David Nemec David Tlusty Paul Horwitz Brendan Jordan
Jason Paul

EXHIBIT A FORM OF TRANSACTION REQUEST AND CONFIRMATION
    , 20[ ]
Atlas Securitized Products, L.P. 151 West 42nd Street, 5th Floor New York, New York 10036
Email: AtlasSPGeneralCounsel@Atlas-SP.com
Re: Master Repurchase Agreement dated as of December 17, 2025, as amended, (the “Agreement”) by and among Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3,
L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”), AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”), FBRED REIT AWH Seller, LLC (“Seller 1”), FBRED REIT AWH Mezzanine Loan Seller, LLC (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH Mezzanine Loan Subsidiary, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”) and Franklin BSP Real Estate Debt, Inc. (“Guarantor”).
Eligible Asset:
Original Principal Amount of Note:
Purchase Price:

Ladies and Gentlemen:

Pursuant to Section 3 of the Agreement, the Seller Parties hereby request that
Administrative Agent enter into a Transaction with Administrative Agent to purchase the Eligible Assets listed on the Purchased Asset Schedule attached hereto as Annex 1 in accordance with the Agreement.
In connection with this Transaction Request and Confirmation, the undersigned hereby certifies that: (i) each of the Transaction conditions precedent set forth in Section 10 of the Agreement has been satisfied as of the date hereof, or will be satisfied at least one Business Day prior to the proposed Purchase Date; (ii) attached hereto as Annex 2 is the Purchase Closing Statement for the Eligible Asset; and (iii) attached hereto is (x) the Summary Diligence Materials relating to the Eligible Asset described on Annex 3 hereto, and (y) with respect to the Eligible Asset, a Preliminary Date Tape containing the data fields set forth in Exhibit B to the Agreement.
Each Seller hereby represents and warrants to Administrative Agent that the Eligible Assets do not contain a Future Funding Obligation except as set forth in the Purchased Asset Schedule.

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Seller Parties hereby acknowledge that this Transaction Request and Confirmation shall not be binding upon Administrative Agent unless and until Administrative Agent has countersigned this Transaction Request and Confirmation and delivered it to the Seller Parties.
All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Agreement. The Agreement is incorporated by reference into this Transaction Request and Confirmation, and is made a part hereof as if it were fully set forth herein and as evidenced hereby until all amounts due in connection with this Transaction are paid in full.
FBRED REIT AWH SELLER, LLC, as a Seller

By:         Name: Jacob Breinholt
Title: Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN SELLER,
LLC, as a Seller

By:         Name: Jacob Breinholt
Title: Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN
SUBSIDIARY, LLC, as Mezzanine Loan Subsidiary
By:         Name: Jacob Breinholt
Title: Authorized Signatory

Administrative Agent hereby agrees to purchase the Eligible Assets set forth in this Transaction Request and Confirmation pursuant to the provisions of the Agreement and the terms hereof.
Agreed and Accepted:

ATLAS SECURITIZED PRODUCTS, L.P.,
as Administrative Agent and Buyer

By: AASP Management, LP, its investment manager

A-2

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By:             Name:
Title:

A-3

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Annex 1 to Exhibit A
PURCHASED ASSET SCHEDULE1

	Property Name	Name of Borrower	Proposed Purchase Date	Asset Class[2]	Asset Type	Original Unpaid Principal Amount of Eligible Asset	Current Unpaid Principal Amount of Eligible Asset	Current Market Value	Asset Value	Purchase Price	Future Funding Obligation	Pricing Rate	Repurchase Date, if any

TOTAL

1 Any Purchased Asset Schedule attached electronically to any Transaction Request and Confirmation shall be attached as a “pdf” file.
2 [Commercial Mortgage Loan] [Mezzanine Loan]

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Annex 1 to Exhibit A – Page 1

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PURCHASE CLOSING STATEMENT

Atlas Securitized Products, L.P.

Annex 2 to Exhibit A

Annex 2 to Exhibit A – Page 1

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Date    [    ]
SOURCES OF CASH:
[ELIGIBLE ASSETS]    $[    ]

Net proceeds to:    TOTAL:    $[    ]

Account Name:    [    ]
Bank Name:    [    ]
Bank City/State:    [    ]
ABA #:    [    ]
Beneficiary Acct #:    [    ]
Reference:    [    ]
Contact Name/Number:    [    ]

Annex 3 to Exhibit A – Page 1

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Annex 3 to Exhibit A
SUMMARY DUE DILIGENCE MATERIALS

For Commercial Mortgage Loans:
1.Underwriting
2.Appraisal
3.Engineering
4.Environmental
5.Current Financial Statements
6.Current Rent Roll
7.Closing Binder (delivery of which may be made via PDF, compact disc or uploadable data site)
For Participation Interests:
1.Underwriting
2.Appraisal
3.Engineering
4.Environmental
5.Current Financial Statements
6.Current Rent Roll
7.Closing Binder (delivery of which may be made via PDF, compact disc or uploadable data site)
8.Documents Evidencing Participation Agreement
9.Participation Certificate (if any) Additional Documents for Mezzanine Loans:
1.Co-lender agreement
2.Intercreditor agreement
3.Other documents evidencing senior, pari-passu and/or subordinate debt

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Annex 3 to Exhibit A – Page 1

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EXHIBIT B
FORM OF CLOSING DATA TAPE

1.Loan Number
2.Project_Name
3.Loan_Number
4.Seller
5.Property_Address
6.City
7.State
8.Zip_Code
9.Property_Type
10.Year_Built
11.#of Properties
12.Year Renovated
13.Occupancy
14.Date_Occupancy
15.Units/Pads/Rooms
16.NRSF
17.Appraisal Value
18.Appraisal Date
19.Cross Collateralized
20.Cross_Defaulted
21.Original_Balance
22.Current_Balance (at cut-off)
23.Current_Participated_Balance (at cut-off)
24.Position in Capital Structure
25.First Mortgage Balance Collateral
26.Subordinate Balance Collateral
27.Closed
28.Funding_Date
29.First_Pay_Date
30.Rate
31.Spread Index
32.Monthly Debt Service
33.Loan_Type
34.Interest_Rate_Cap
35.Future additional debt
36.Remaining I/O Terms (months)
37.Note Rate At Cut-off
38.Interest Accrual Method Code
39.Prepayment Terms Description
40.First Rate Adjustment Date
41.First Payment Adjustment Date

B-1

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Lifetime Rate Floor

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42.Periodic Rate Increase Limit
43.Periodic Rate Decrease Limit
44.Payment Frequency
45.Maturity Date At Cut-off
46.Last Extended Maturity Date
47.Exit Fee
48.Ownership_Interest
49.Ground Lease (Y/S/N)
50.Cross-Collateralized Loan Grouping
51.Lien_Position
52.Subordinate Debt
53.Loan_Purpose SPE
54.Lockbox
55.Escrows
56.Actual_NOI
57.Actual NOT Period (eg t-12 3/31/2013 etc)
58.UW_NOI
59.UW date based on
60.UW_Resv
61.UW_NCF
62.UW_NDSC
63.UW DY
64.Lockout Expiration Date
65.OriginalTerm
66.AmortTerm
67.Rem_Term
68.Rem_AmTerm
69.CLTV (Combined LTV all debt)
70.BLTV (Senior debt LTV)
71.Recourse Loan
72.Recourse to:
73.Recourse Provider Net Worth
74.Sponsor (Current)
75.Sponsor Net Worth
76.Loan Revised//Amended YorN
77.Property or loan transferred YorN
78.Transfer Date(if applicable)
79.Future Funding Obligation (FFO)

B-3

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EXHIBIT C
FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [FBRED REIT AWH Seller,
LLC] [FBRED REIT AWH Mezzanine Loan Seller, LLC] [ FBRED REIT AWH Mezzanine Loan Subsidiary, LLC] [(“Seller”)] [“Mezzanine Loan Subsidiary”)] hereby irrevocably constitutes and appoints Atlas Securitized Products, L.P. (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of [Seller] [Mezzanine Loan Subsidiary] and in the name of [Seller] [Mezzanine Loan Subsidiary] or in its own name, from time to time in Administrative Agent’s discretion, subject to the terms and conditions of Section 28 of the Repurchase Agreement (as defined below):
(a)in the name of [Seller] [Mezzanine Loan Subsidiary], or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers under the Master Repurchase Agreement (as amended, restated or modified, the “Repurchase Agreement”) dated December 17, 2025 and currently held by Administrative Agent (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable;
(b)to pay or discharge taxes and liens levied or placed on or threatened against the Assets;
(c)to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against [Seller] [Mezzanine Loan Subsidiary] with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (iv) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and [Seller’s] [Mezzanine Loan Subsidiary’s] expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Assets and Administrative Agent’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as [Seller] [Mezzanine Loan Subsidiary] might do;

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(d)for the purpose of carrying out the transfer of servicing with respect to the Assets from [Seller] [Mezzanine Loan Subsidiary] to a successor servicer appointed by Administrative Agent in accordance with the Repurchase Agreement in its sole good faith discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, [Seller] [Mezzanine Loan Subsidiary] hereby gives Administrative Agent the power and right, on behalf of [Seller] [Mezzanine Loan Subsidiary], without assent by [Seller] [Mezzanine Loan Subsidiary], to, in the name of [Seller] [Mezzanine Loan Subsidiary] or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole good faith discretion;
(e)for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.
[Seller] [Mezzanine Loan Subsidiary] hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.
[Seller] [Mezzanine Loan Subsidiary] also authorizes Administrative Agent, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.
TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, [SELLER] [MEZZANINE LOAN SUBSIDIARY] HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING REASONABLY RELIED ON THE PROVISIONS OF THIS INSTRUMENT.
[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF [Seller] [Mezzanine Loan Subsidiary] has caused this Power of Attorney to be executed and [Seller’s] [Mezzanine Loan Subsidiary’s] seal to be affixed this      day of     , 202_.

[FBRED REIT AWH Seller, LLC] [FBRED
REIT AWH Mezzanine Loan Seller, LLC] [ FBRED REIT AWH Mezzanine Loan Subsidiary, LLC] as [Seller] [Mezzanine Loan Subsidiary]

By:      Name:
Title:

Signature Page to Power of Attorney

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STATE OF    )
)    ss.:
COUNTY OF    )
On the      day of     , 202_ before me, a Notary Public in and for said State, personally appeared         , known to me to be
     of [FBRED REIT AWH Seller, LLC] [FBRED
REIT AWH Mezzanine Loan Seller, LLC] [ FBRED REIT AWH Mezzanine Loan Subsidiary, LLC], the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.
IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

Signature Page to Power of Attorney

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EXHIBIT D
RESERVED

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EXHIBIT E
FORM OF DISTRIBUTION WORKSHEET

1.Trading Account
2.Security Number
3.Loan #
4.Asset Name
5.Asset Type
6.Start Date
7.End Date
8.Days of Interest Applied
9.Pricing Rate
10.All-in Rate
11.Current Advanced Amount
12.Total Interest Due
13.Total Interest Received w/ Loan Payment

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EXHIBIT F-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Buyers That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Master Repurchase Agreement dated as of December 17, 2025 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among FBRED REIT AWH Seller, LLC (“Seller 1”), FBRED REIT AWH MEZZANINE LOAN SELLER, LLC as Sellers (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”), Franklin BSP Real Estate Debt, Inc. (the “Guarantor”) and Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3, L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”) and AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”).

Pursuant to the provisions of Section 11(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Seller Parties within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to a Seller Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Seller Parties with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Seller Parties , and (2) the undersigned shall have at all times furnished the Seller Parties with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF ADMINISTRATIVE AGENT]

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By:         Name:
Title:
Date:      , 20[ ]

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EXHIBIT F-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Master Repurchase Agreement dated as of December 17, 2025 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among FBRED REIT AWH Seller, LLC (“Seller 1”), FBRED REIT AWH MEZZANINE LOAN SELLER, LLC as Sellers (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”), Franklin BSP Real Estate Debt, Inc. (the “Guarantor”) and Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3, L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”) and AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”).

Pursuant to the provisions of Section 11(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Seller Parties within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to a Seller Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Buyer with a certificate of its non-
U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Buyer in writing, and (2) the undersigned shall have at all times furnished such Buyer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

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By:
) Name:
Title:
Date:      , 20[ ]

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EXHIBIT F-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Master Repurchase Agreement dated as of December 17, 2025 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among FBRED REIT AWH Seller, LLC (“Seller 1”), FBRED REIT AWH MEZZANINE LOAN SELLER, LLC as Sellers (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”), Franklin BSP Real Estate Debt, Inc. (the “Guarantor”) and Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3, L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”) and AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”).

Pursuant to the provisions of Section 11(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Seller Parties within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to a Seller Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Buyer with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Buyer and (2) the undersigned shall have at all times furnished such Buyer with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:         Name:
Title:
Date:      , 20[ ]

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EXHIBIT F-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Buyers That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Master Repurchase Agreement dated as of December 17, 2025 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among FBRED REIT AWH Seller, LLC (“Seller 1”), FBRED REIT AWH MEZZANINE LOAN SELLER, LLC as Sellers (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”), Franklin BSP Real Estate Debt, Inc. (the “Guarantor”) and Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Investments 3, L.P. (“Investments 3” and a “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”) and AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”).

Pursuant to the provisions of Section 11(e) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the ownership interest in the Transaction(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such interest, (iii) with respect to such interest, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Seller Parties within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to a Seller Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Seller Parties with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Seller Parties, and (2) the undersigned shall have at all times furnished the Seller Parties with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF BUYER]

By:
)    Name:
i)    Title:
Date:      , 20[ ]

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FORM OF NOTICE TO MORTGAGOR NOTICE TO MORTGAGORS

[Name of Mortgagor] [Address]
[    ]
Fax:
Phone:
[Name of Mortgagor] [Address]
[    ]
Fax:
Phone:

EXHIBIT G

[    ]

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Re:    Transfer of Loan Ladies and Gentlemen:
We hereby notify you that your loan has been transferred to Atlas Securitized Products,
L.P. and [    ] will be the servicer of your loan. As such all future payments shall be made to the following account:
Wire Instructions:    [    ]
Account #: [        ] Account Name: [            ] Attention: [    ]
Reference: [Loan/Property Name]

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Please send all questions and correspondence to the following address:
[    ]

Very truly yours,
FBRED REIT AWH SELLER, LLC, as a Seller

By:         Name: Jacob Breinholt
Title:    Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN SELLER,
LLC as a Seller

By:         Name: Jacob Breinholt
Title:    Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN
SUBSIDIARY, LLC, as Mezzanine Loan Subsidiary

By:         Name: Jacob Breinholt
Title:    Authorized Signatory

FBRED REIT REAL ESTATE DEBT OPCO, LLC,
as Guarantor
By:         Name: Jacob Breinholt
Title:    Authorized Signatory

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EXHIBIT H
REQUEST FOR REPURCHASE AND CONFIRMATION

[DATE]
To: Atlas Securitized Products, L.P. 151 West 42nd Street, 5th Floor New York, New York 10036
Email: AtlasSPGeneralCounsel@Atlas-SP.com
Re: Master Repurchase Agreement dated as of December 17, 2025, as amended, (the “Agreement”) by and among Atlas Securitized Products, L.P., as Administrative Agent on behalf of Buyers (in such capacity, the “Administrative Agent”) and as a buyer (in such capacity, the “Buyer”), Atlas Securitized Products Funding 2, L.P. (“Funding 2” and a “Buyer”), Atlas Securitized Products Funding 1, L.P. (“Funding 1” and a “Buyer”) Atlas Securitized Products Funding 3, L.P. (“Funding 3” and a “Buyer”), AWLC Holdings 2, L.P. (“AWLC” and a “Buyer”), FBRED REIT AWH SELLER, LLC (“Seller 1”), FBRED REIT AWH MEZZANINE LOAN SELLER,
LLC, as Sellers (“Mezzanine Loan Seller” and together with Seller 1, each a “Seller” and collectively, the “Sellers”), FBRED REIT AWH MEZZANINE LOAN SUBSIDIARY, LLC (“Mezzanine Loan Subsidiary” and together with the Sellers, each a “Seller Party” and collectively, the “Seller Parties”), Franklin BSP Real Estate Debt, Inc. (the “Guarantor”) Capitalized terms used herein but not defined shall have the meanings assigned to them in the Agreement.
In connection with the Purchased Assets currently subject to a Transaction under the Agreement, we request [the repurchase of] [release of] those certain [Purchased Asset(s)] [Contributed Mezzanine Loan(s)]described on Schedule A attached hereto[and release of any and all liens placed by Administrative Agent thereon].
Reason for Requesting Repurchase (check one):
1.    The underlying borrower with respect to the [Purchased Assets] [and Contributed Mezzanine Loan] has repaid/is repaying in full.

2.    The Seller Parties will reconstitute/restructure the Purchased Asset. Explain:

3.    The [Purchased Asset] [Contributed Mezzanine Loan] is in foreclosure or UCC sale proceedings.

4.    The Seller Parties are amending the underlying asset documents of the [Purchased Asset] [Contributed Mezzanine Loan].

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5.    The Seller Parties are selling the [Purchased Asset] [Contributed Mezzanine Loan] to a third party and/or the [Purchased Asset] [Contributed Mezzanine Loan]is being placed into a securitization transaction. The Exit Fee is     payable     not payable (check one)

6.    Other. Explain:

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Seller Parties acknowledge that this Request for Repurchase and Confirmation is not binding upon Administrative Agent unless and until Administrative Agent has countersigned this Request for Repurchase and Confirmation and delivered it to the Seller Parties.
FBRED REIT AWH SELLER, LLC, as a Seller

By:         Name: Jacob Breinholt
Title: Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN SELLER,
LLC, as a Seller

By:         Name: Jacob Breinholt
Title: Authorized Signatory

FBRED REIT AWH MEZZANINE LOAN
SUBSIDIARY, LLC, as Mezzanine Loan Subsidiary

By:         Name: Jacob Breinholt
Title: Authorized Signatory

FBRED REIT REAL ESTATE DEBT OPCO, LLC,
as Guarantor
By:         Name: Jacob Breinholt
Title: Authorized Signatory

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Administrative Agent hereby releases all right, interest, lien or claim of any kind with respect to the [Purchased Asset(s)] [Contributed Mezzanine Loan(s))]listed on the attached Schedule A, such release to be effective [upon     ] and upon receipt by Administrative Agent of immediately available funds in an amount equal to $[ ] (the “Proceeds”), in accordance with the following wire instructions:
[Bank Name: Citibank
Bank Address: 388 Greenwich Street, New York City, NY 10013 ABA # 021-000-089
SWIFT: CITIUS33
Account Name: Atlas Sec Prod Invest 2 – 1 Account # 31383091]

Accepted and Agreed:

ATLAS SECURITIZED PRODUCTS INVEMENTS 2, L.P.,
as Administrative Agent and Buyer
By: AASP Management, LP, its investment manager By:
Name:
Title

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SCHEDULE A
Seller Parties request to repurchase the following [Purchased Asset(s)] [Contributed Mezzanine Loan(s):
1.[    ]

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EXHIBIT I

FORM OF ESCROW INSTRUCTION LETTER

[DATE]
[NAME OF TITLE COMPANY] (“Title Company”) [TITLE COMPANY ADDRESS]
Re: $[        ] Loan (the “Loan”) being made by [    ] (“Lender”) to [     ], a [    ] (“Borrower”), secured by property commonly known as [    ] (the “Property”)
Ladies and Gentlemen:
On or promptly after the date hereof, Title Company shall receive in one or more wire transfers (a) $[        ] from Lender (the “Lender Proceeds”) and (b) $     from Atlas Securitized Products, L.P. (the “Atlas Proceeds”; collectively with the Lender Proceeds, the “Proceeds”). The total amount of the Proceeds is equal to $[    ]. The Lender Proceeds shall be wired to Title Company by Lender, and the Atlas Proceeds shall be wired to Title Company by Atlas Securitized Products, L.P. (herein, “Administrative Agent”) pursuant to the wiring instructions of [    ] attached hereto as Exhibit A.
On or before the date hereof, Title Company has received an executed counterpart of each of the following instruments with respect to the Property (collectively, the “Assignment Documents”):
(A)[Assignment of Mortgage] by Lender to [    ] (“Seller 1”), [    ], as Sellers (“Mezzanine Loan Seller” and collectively with Seller 1, “BSP”); and
(B)[Assignment of Assignment of Leases and Rents from Lender to BSP.]
By Title Company’s acceptance of this letter (this “Side Letter”), Title Company hereby irrevocably agrees that:
(a)Upon receipt of the Proceeds, Title Company will advise Lender’s Counsel and Administrative Agent’s Counsel (as defined below) in writing (which may be by e-mail transmission) of such receipt; and
(b)Upon written instruction (which may be by e-mail transmission) from both (i) [        ] or another attorney at Alston & Bird LLP (herein, “Administrative Agent’s Counsel”), on behalf of Administrative Agent, and (ii)      or another attorney at          (herein, “Lender’s Counsel”), on behalf of Lender and BSP, Title Company will promptly disburse the Proceeds in accordance with the settlement statement and disbursement instructions provided by Lender’s Counsel as signed by Borrower, in accordance with that certain Escrow Letter dated as of the date hereof by and among Title Company, Borrower and Lender’s Counsel (the “Escrow Letter”); and

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(c)Promptly upon disbursement of the Proceeds as aforesaid, Title Company will cause the Assignment Documents to be recorded in the appropriate jurisdiction of the Property (or otherwise deliver the Assignment Documents as directed by Administrative Agent’s counsel).
Notwithstanding anything to the contrary contained herein, Title Company hereby agrees not to disburse any of the Proceeds until written authorization (which may be by e-mail transmission) has been provided to Title Company by both (i) Administrative Agent’s Counsel and
(ii) Lender’s Counsel.
In the event that Title Company has not received written authorization from both (i) Administrative Agent’s Counsel and (ii) Lender’s Counsel on or prior to 2:00 PM (EDT) on [DATE], Title Company hereby agrees to contact both Lender’s Counsel and Administrative Agent’s Counsel for instructions as to the disposition of the Proceeds (and, in the absence of joint instructions, to comply with the instructions of Lender’s Counsel as to the Lender Proceeds and the Assignment Documents and to comply with the instructions of Administrative Agent’s Counsel as to the Atlas Proceeds).
This Side Letter may be executed in counterparts, all of which when taken together shall constitute one and the same instrument. A signed counterpart of this Side Letter which is telecopied or electronically transmitted shall constitute an original.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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Please acknowledge Title Company's receipt of the Assignment Documents and confirm Title Company's agreement to comply with the foregoing instructions by signing below and emailing a counter-signed copy of this Side Letter to the attention of the undersigned at [    ].

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cc:    [    ]

Very truly yours, [    ]
By:             [    ]

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EXHIBIT J

CERTIFICATION OF BENEFICIAL OWNER(S)

Persons engaging in a relationship with, or opening an account on behalf of a legal entity, must provide the following information:
a.Name of Legal Entity:

b.Name of Person Acting on Behalf of Entity:

c.The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the legal entity listed above:
(If no individual meets this definition, please write "Not Applicable.”)

Name	Date of Birth	Percentage Ownership	Address	For U.S Persons:	For Foreign Persons:
				Social	Passport
				Security	Number and
				Number or	Country of
				Valid	Issuance, or
				Government issued ID,	equivalent2
i.e. Driver’s
License or
Passport3

d.The following information for two individuals with significant responsibility for managing the legal entity listed above, such as:
•An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); and
•Any other individual who regularly performs similar functions.

3 Please provide a clear and valid copy of the Government issued ID listed in this section.

Exhibit J-1

LEGAL02/46281274v6

2 In lieu of a passport number, foreign persons may also provide an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard. Please provide a clear and valid copy of the Government issued ID listed in this section.

Exhibit J-1

LEGAL02/46281274v6

(If appropriate, an individual listed under section (c) above may also be listed in this section (d).

Name	Date of Birth	Address	For U.S Persons:	For Foreign Persons:
			Social	Passport
			Security	Number and
			Number or	Country of
			Valid	Issuance, or
			Government issued ID,	equivalent2
i.e. Driver’s
License or
Passport

Exhibit J-1

LEGAL02/46281274v6

I,    (person acting on behalf of entity identified in section
(b)), hereby certify, to the best of my knowledge, that the information provided above to Atlas Securitized Products, L.P. is complete and correct.

Signature:     Date:

LEGAL02/46281274v6

J-2

LEGAL02/46281274v6